United of Omaha Life Insurance Company

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

Statutory Financial Statements as of December 31, 2024 and 2023, and for the Years Ended December 31, 2024, 2023, and 2022, Supplemental Schedules as of and for the Year Ended December 31, 2024, and Independent Auditor’s Report

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

TABLE OF CONTENTS

Page
INDEPENDENT AUDITOR’S REPORT	1 - 3

STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023, AND 2022:

Statements of Admitted Assets, Liabilities, and Surplus	4

Statements of Operations	5

Statements of Changes in Surplus	6

Statements of Cash Flows	7 - 8

Notes to Statutory Financial Statements	9 - 67

SUPPLEMENTAL SCHEDULES AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2024:

Supplemental Schedule of Selected Financial Data	69 - 73

Supplemental Summary Investment Schedule	74

Supplemental Investment Risks Interrogatories	75 - 80

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors

United of Omaha Life Insurance Company

Omaha, Nebraska

Opinions

We have audited the statutory financial statements of United of Omaha Life Insurance Company (the “Company”) (a wholly owned subsidiary of Mutual of Omaha Insurance Company), which comprise the statutory statements of admitted assets, liabilities, and surplus as of December 31, 2024 and 2023, and the related statutory statements of operations, changes in surplus, and cash flows for each of the three years in the period ended December 31, 2024, and the related notes to the statutory financial statements (collectively referred to as the “statutory financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory financial statements present fairly, in all material respects, the admitted assets, liabilities, and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in accordance with the accounting practices prescribed or permitted by the State of Nebraska Department of Insurance described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2024.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory financial statements, the statutory financial statements are prepared by the Company using the accounting practices prescribed or permitted by the State of Nebraska Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the State of Nebraska Department of Insurance. The effects on the statutory financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory Financial Statements

Management is responsible for the preparation and fair presentation of the statutory financial statements in accordance with the accounting practices prescribed or permitted by the State of Nebraska Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the statutory financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2024 audit was conducted for the purpose of forming an opinion on the 2024 statutory financial statements as a whole. The supplemental schedule of selected financial data, the supplemental summary investment schedule, and the supplemental investment risks interrogatories as of and for the year ended December 31, 2024, are presented for purposes of additional analysis and are not a required part of the 2024 statutory financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2024 statutory financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2024 statutory financial statements as a whole.

March 19, 2025

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND SURPLUS

AS OF DECEMBER 31, 2024 AND 2023

	2024	2023
ADMITTED ASSETS
CASH AND INVESTED ASSETS:
Bonds	$27,182,205,567	$25,000,227,518
Preferred stocks	185,318,530	196,557,425
Common stocks—unaffiliated	136,739,527	113,334,384
Common stocks—affiliated	176,705,991	143,721,335
Mortgage loans	5,454,910,787	4,371,524,057
Real estate occupied by the Company—net of accumulated depreciation of $7,402,980 and $7,116,679, respectively	4,712,203	4,422,023
Real estate held for sale by the Company—net of accumulated depreciation of $10,942,914 and $10,942,914, respectively	3,766,037	3,766,037
Contract loans	345,366,146	269,338,443
Cash and cash equivalents	(14,330,014)	51,877,189
Short—term investments	248,531,062	321,600,000
Securities lending and repurchase agreement cash collateral	1,451,689,572	857,875,519
Other invested assets	1,762,090,055	1,158,876,660

Total cash and invested assets	36,937,705,463	32,493,120,590
INVESTMENT INCOME DUE AND ACCRUED	285,020,975	258,192,748
PREMIUMS DEFERRED AND UNCOLLECTED	363,183,198	350,897,614
REINSURANCE RECOVERABLE	229,221,220	230,239,760
NET DEFERRED TAX ASSETS	129,461,740	131,898,889
ADMITTED DISALLOWED INTEREST MAINTENANCE RESERVE	98,186,515	57,972,568
OTHER ASSETS	47,109,470	78,710,961
SEPARATE ACCOUNT ASSETS	1,961,261,716	4,968,331,595

TOTAL ADMITTED ASSETS	$40,051,150,297	$38,569,364,725

LIABILITIES AND SURPLUS
LIABILITIES:
Policy reserves:
Life insurance contract and annuity reserves	$19,995,420,973	$17,993,707,602
Deposit—type contracts	8,922,218,018	7,293,351,197
Health and accident active life reserves	58,389,536	62,165,999

Total policy reserves	28,976,028,527	25,349,224,798

Claim reserves:
Policy and contract claims—life	161,505,031	172,002,472
Policy and contract claims—health	1,217,847,198	1,145,754,584

Total claim reserves	1,379,352,229	1,317,757,056
Premiums received in advance	49,682,663	43,429,083
Asset valuation reserve	436,532,983	355,344,096
General expenses and taxes due or accrued	128,724,464	99,935,442
Payable to parent, subsidiaries, and affiliates—net	189,565,677	223,805,432
Borrowings	140,417,583	210,454,427
Payable for securities lending	1,451,689,572	857,875,519
Funds held under coinsurance	1,714,168,447	1,708,000,557
Funds held under reinsurance treaties with unauthorized and certified reinsurers	399,546,001	495,155,524
Commissions to agents due or accrued	130,434,567	117,060,984
Cash collateral received	228,082,000	129,442,000
Other liabilities	212,519,901	311,784,414
Separate account liabilities	1,961,261,716	4,968,331,595

Total liabilities	37,398,006,330	36,187,600,927

SURPLUS:
Capital stock, $10 par value, 900,000 shares authorized, issued, and outstanding	9,000,000	9,000,000
Gross paid—in and contributed surplus	932,625,018	932,625,018
Special surplus	98,186,515	57,972,568
Unassigned surplus	1,613,332,434	1,382,166,212

Total surplus	2,653,143,967	2,381,763,798

TOTAL LIABILITIES AND SURPLUS	$40,051,150,297	$38,569,364,725

See notes to statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023, AND 2022

	2024	2023	2022
INCOME:
Net premiums and annuity considerations	$7,151,486,738	$7,018,659,558	$5,986,721,123
Net investment income and amortization of IMR	1,616,114,551	1,313,289,028	1,088,579,405
Commissions and expense allowances on reinsurance ceded	190,435,907	186,935,046	190,968,274
Other income	22,490,143	31,821,891	34,481,629

Total income	8,980,527,339	8,550,705,523	7,300,750,431

BENEFITS AND EXPENSES:
Policyholder benefits	4,230,096,804	3,742,084,568	3,272,102,918
Net change in reserves	2,060,426,643	2,391,332,235	1,975,256,487
Commissions	946,642,207	883,763,009	800,102,903
Operating expenses	1,329,711,332	1,280,567,312	1,134,277,513

Total benefits and expenses	8,566,876,986	8,297,747,124	7,181,739,821

NET INCOME (LOSS) FROM OPERATIONS BEFORE FEDERAL INCOME TAX (BENEFIT) AND NET REALIZED CAPITAL GAIN (LOSS)	413,650,353	252,958,399	119,010,610
FEDERAL INCOME TAX (BENEFIT)	111,494,370	89,592,039	69,560,036

NET INCOME (LOSS) FROM OPERATIONS BEFORE NET REALIZED CAPITAL GAIN (LOSS)	302,155,983	163,366,360	49,450,574
NET REALIZED CAPITAL GAIN (LOSS)—Net of federal income tax (benefit) of ($6,136,628), ($15,018,578), and ($5,386,552), and transfers to (from) the IMR of ($45,166,010), ($83,040,455), and ($20,394,899), respectively	11,529,648	2,255,539	(37,977,218)

NET INCOME (LOSS)	$313,685,631	$165,621,899	$11,473,356

See notes to statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023, AND 2022

	2024	2023	2022
CAPITAL STOCK	$9,000,000	$9,000,000	$9,000,000

GROSS PAID—IN AND CONTRIBUTED SURPLUS:
Balance—beginning of year	932,625,018	582,625,018	582,625,018
Capital contributions	—	350,000,000	—

Balance—end of year	932,625,018	932,625,018	582,625,018

SPECIAL SURPLUS:
Balance—beginning of year	57,972,568	—	—
Admitted disallowed interest maintenance reserve	40,213,947	57,972,568	—

Balance—end of year	98,186,515	57,972,568	—

UNASSIGNED SURPLUS:
Balance—beginning of year	1,382,166,212	1,368,274,762	1,333,194,995
Net income (loss)	313,685,631	165,621,899	11,473,356
Change in:
Net unrealized capital gain (loss)—net of income tax (benefit) of $7,913,730, $(269,610), and $(11,779,533), respectively	62,635,618	(7,674,919)	65,072,744
Foreign exchange unrealized capital gain (loss)—net of income tax (benefit) of $(1,096,790), $30,824, and $(873,216), respectively	4,126,021	115,957	(3,284,963)
Net deferred income tax (benefit)	38,159,953	59,465,623	75,274,509
Nonadmitted assets	(34,736,426)	(71,228,594)	(95,105,247)
Reserve on account of change in valuation basis	9,806,827	8,552,409	(25,665,379)
Asset valuation reserve	(81,188,887)	(49,810,957)	31,133,981
Deferred gain (loss) on reinsurance	(37,913,850)	(26,862,909)	(27,790,658)
Loading on deferred premium asset	(392)	(2,790)	(515,465)
Prior year adjustments	(3,194,326)	(6,311,701)	4,486,889
Admitted disallowed interest maintenance reserve	(40,213,947)	(57,972,568)	—

Balance—end of year	1,613,332,434	1,382,166,212	1,368,274,762

TOTAL SURPLUS	$2,653,143,967	$2,381,763,798	$1,959,899,780

See notes to statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023, AND 2022

	2024	2023	2022
CASH FROM (USED FOR) OPERATIONS:
Net premiums and annuity considerations	$7,282,690,196	$7,069,174,862	$6,139,604,291
Net investment income	1,554,760,887	1,244,271,504	1,047,494,016
Miscellaneous income	164,004,952	197,474,089	168,199,480
Policyholder benefits	(4,484,984,440)	(3,974,312,855)	(3,556,733,006)
Net transfers from (to) separate accounts	1,925,735	88,183	631,125
Commissions and operating expenses	(2,168,557,593)	(2,030,819,450)	(1,816,914,654)
Federal income taxes recovered (paid) from parent	(86,696,395)	(64,588,238)	(32,089,081)

Net cash from (used for) operations	2,263,143,342	2,441,288,095	1,950,192,171

CASH FROM (USED FOR) INVESTMENTS:
Proceeds from investments sold, matured, or repaid:
Bonds	5,549,740,819	4,319,838,550	3,663,768,479
Stocks	108,596,252	182,890,642	265,294,579
Mortgage loans	222,133,557	179,365,515	397,061,340
Other invested assets	96,872,799	173,375,828	168,151,598
Miscellaneous proceeds	89,475,780	152,699,987	11,367,243
Cost of investments acquired:
Bonds	(7,855,221,307)	(7,827,772,351)	(6,235,267,115)
Stocks	(109,290,766)	(215,287,827)	(172,442,792)
Mortgage loans	(1,323,252,135)	(626,888,560)	(838,566,028)
Other invested assets	(593,019,293)	(265,566,332)	(333,932,547)
Miscellaneous applications	(143,967,034)	(45,134,507)	(52,914,629)
Net decrease (increase) in contract loans	(83,413,426)	(43,913,644)	(23,044,940)

Net cash from (used for) investments	(4,041,344,754)	(4,016,392,699)	(3,150,524,812)

CASH FROM (USED FOR) FINANCING AND MISCELLANEOUS SOURCES:
Capital contributions	50,000,000	300,000,000	—
Borrowed funds received (paid)	(70,297,900)	93,087,400	(185,606,535)
Net increase (decrease) in deposit—type contracts	1,629,126,923	1,482,522,538	1,094,827,030
Net change in receivable and payables with parent, subsidiaries, and affiliates	(34,239,755)	44,210,158	9,740,774
Other cash provided (applied)	64,336,003	(56,181,487)	70,040,852

Net cash from (used for) financing and miscellaneous sources	1,638,925,271	1,863,638,609	989,002,121

NET CHANGE IN CASH, CASH EQUIVALENTS, AND SHORT— TERM INVESTMENTS	(139,276,141)	288,534,005	(211,330,520)
CASH, CASH EQUIVALENTS, AND SHORT—TERM INVESTMENTS:
Beginning of year	373,477,189	84,943,184	296,273,704

End of year	$234,201,048	$373,477,189	$84,943,184

			(Continued )

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023, AND 2022

	2024	2023	2022
NON–CASH TRANSACTIONS:
Change in securities lending	$593,814,053	$9,838,252	$82,333,482
Ceded benefits settled through funds withheld	$311,274,687	$304,142,344	$326,028,571
Stock and bond conversions disposed to stock and bond conversions acquired	$225,439,446	$188,222,262	$164,447,040
Ceded premium settled through funds withheld	$189,474,345	$199,652,975	$212,780,375
Ceded interest settled through funds withheld	$86,121,509	$90,275,779	$87,335,717
Assumed premium settled through funds withheld	$44,629,708	$41,714,813	$39,298,049
Surplus relief amortization	$37,913,850	$26,862,909	$27,790,659
Assumed benefits settled through funds withheld	$30,264,145	$33,477,991	$33,108,290
Ceded commission settled through funds withheld	$8,411,157	$10,147,029	$11,365,687
Assumed commissions settled through funds withheld	$6,564,568	$5,928,068	$6,132,941
Funds withheld listed as current amounts payable	$5,464,261	$—	$15,228,105
Assumed interest settled through funds withheld	$1,714,629	$1,919,941	$2,098,230
Ceded policy loans settled through funds withheld	$445,422	$6,032,999	$5,370,759
Ceded deposit type contracts settled through funds withheld	$378,137	$356,921	$448,085
Ceded policy loan interest settled through funds withheld	$304,274	$287,502	$274,950
Capital contribution through receivable from parent	$—	$50,000,000	$—
Capital contribution through payable to subsidiary	$—	$11,600,000	$—
Funds withheld listed as current amounts receivable	$—	$1,757,427	$—
Mortgage loans transfer value	$—	$—	$27,714,264
Mortgage loan conversions disposed to mortgage loan conversions acquired	$6,065,000	$—	$11,896,356

See notes to statutory financial statements.	(Concluded)

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2024 AND 2023 AND FOR THE YEARS ENDED DECEMBER 31, 2024, 2023, AND 2022

1.	NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Within this report, the following abbreviations are used for company and affiliate names, if applicable.

Legal Name	Abbreviation	Legal Name	Abbreviation
United of Omaha Life Insurance Company	(“the Company”)	Mutual of Omaha Holdings, Inc.	(“Mutual of Omaha Holdings”)

Mutual of Omaha Insurance Company	(“Mutual of Omaha”)	Mutual of Omaha Structured Settlement Company	(“Mutual Structured Settlement”)

Omaha Insurance Company	(“Omaha Insurance”)	Cloverlay Sports Assets SPV L.P.	(“Cloverlay”)

Mutual of Omaha Medicare Advantage Company	(“Omaha Medicare Advantage”)	Fulcrum Growth Partners III, L.L.C.	(“Fulcrum”)

Omaha Health Insurance Company	(“Omaha Health”)	Boston Financial Opportunity Zone Fund I LP	(“Boston Fund”)

Omaha Supplemental Insurance Company	(“Omaha Supplemental”)	East Campus Realty, LLC	(“East Campus”)

United of Omaha Life Insurance Company	(“United of Omaha”)	Turner Park North, LLC	(“Turner Park”)

Companion Life Insurance Company	(“Companion”)	MGG Rated Debt Feeder Fund LP	(“MGG Fund”)

Omaha Reinsurance Company	(“Omaha Re”)	MHEG OZ Fund 1, LP	(“MHEG Fund”)

Medicare Advantage Insurance Company of Omaha	(“Medicare Advantage Company”)	Mutual of Omaha Opportunities Fund, L.P.	(“MOOF Fund”)

United World Life Insurance Company	(“United World”)	Mutual Solutions, LLC	(“Mutual Solutions”)

Omaha Financial Holdings, Inc.	(“OFHI”)	Mutual DMLT Holdings, LLC	(“Mutual DMLT Trust”)

Mutual of Omaha Mortgage, Inc.	(“Mutual of Omaha Mortgage”)	United DMLT Holdings, LLC	(“United DMLT Trust”)

Discovery Mortgage Loan Trust	(“DMLT Trust”)	Mutual of Omaha Investor Services, Inc.	(“Mutual of Omaha Investor Services”)

Endeavor Mortgage Loan Trust (M)	(“EMLT-M”)	Endeavor Mortgage Loan Trust (U)	(“EMLT-U”)

Mutual of Omaha Mortgage Servicing, Inc.	(“MMSI”)	Review Counsel LLC	(“Review Counsel”)

LCN NA Fund IV-D, LP	(“LCN”)	Mutual of Omaha Strategic Alliance, LLC	(“MOSAL”)

Nature of Operations—The Company is a life, accident and health insurance company, domiciled in the State of Nebraska, and is a wholly owned subsidiary of Mutual of Omaha, a mutual life, accident and health insurance company, domiciled in the State of Nebraska. The following are wholly owned insurance subsidiaries of the Company as of December 31, 2024: Companion, United World, Medicare Advantage Company, and Omaha Re. The Company owns 100% of the outstanding common stock of Mutual Structured Settlement. Affiliated joint ventures includes approximately 80% of Fulcrum, 99% of MOOF Fund, and 100% of Cloverlay; and 100% other ownership in United DMLT Trust, DMLT Trust, and EMLT-U. Affiliated residual tranches include 50% of MGG Fund and 99% of LCN. The Company owns 83.04% of Boston Fund and 91.25% of MHEG Fund, non-guaranteed federal low-income housing tax credits (“LIHTC”).

The Company provides a wide array of financial products and services to a broad range of institutional and individual customers and is licensed in 49 states in the United States (“U.S.”), the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Principal products and services provided include individual and group health insurance, individual and group life insurance, annuities, and retirement plans. In addition, starting in 2023, the Company acts as the funding agreement provider in a Funding Agreement Backed Note program and the Company applies SSAP No. 52, Deposit-Type Contracts (“SSAP No. 52”), accounting treatment to these funds, consistent with other deposit-type contracts.

The Company holds separate account assets which represent funds held for the benefit of contract holders under specific life and annuity contracts. In accordance with the products recorded within the separate account, assets are legally insulated from the general account.

Basis of Presentation—The Company has prepared the accompanying statutory financial statements in conformity with accounting practices prescribed or permitted by the State of Nebraska Department of Insurance (“NDOI”). The state of Nebraska has adopted the National Association of Insurance Commissioners’ (“NAIC”) statutory accounting principles (“NAIC SAP”) as the basis of its statutory accounting practices. The Director of the NDOI has the right to permit other specific practices that may deviate from NAIC SAP. The Company does not utilize any permitted practices however, there is an impact on its results of operations and surplus from the prescribed practices followed by its subsidiaries Companion and Omaha Re as discussed in Note 7.

The accompanying statutory financial statements vary in some respects from those that would be presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The most significant differences include:

a.

Bonds are stated at amortized cost using the effective yield method, except for certain bonds with an NAIC designation of 6, which are stated at lower of amortized cost or fair value, while under GAAP, they may be stated at amortized cost or fair value.

b.

An other-than-temporary impairment (“OTTI”) exists for NAIC SAP on a loan-backed or structured security if fair value is less than the amortized cost basis and the Company has the intent to sell, does not have the intent and ability to retain the investment for a period of time sufficient to recover the amortized cost basis, or the Company does not expect to recover the entire amortized cost basis. For all other securities on an NAIC SAP basis, an OTTI is recognized if it is probable that the reporting entity will be unable to collect all amounts due according to the contractual terms of the security in effect at the date of acquisition or since the last OTTI. An OTTI results in a direct write-down to the carrying amount on an NAIC SAP basis. An OTTI exists for GAAP if the present value of a security’s cash flows expected to be collected is less than its amortized cost basis amount, with the credit loss limited by the amount that the fair value of the security is less than amortized cost. An OTTI is recorded to an allowance for credit losses for GAAP.

c.

A mortgage loan is impaired for NAIC SAP when it is probable that an entity will be unable to collect all amounts as contractually due. Impairments are generally determined on an individual basis. For GAAP, a mortgage loan is stated at amortized cost less an allowance for credit losses to present the net amount expected to be collected over the contractual term of the loan. Collectibility is measured on a collective basis for assets with similar risk characteristics.

d.

For NAIC SAP, a debt restructuring is considered a troubled debt restructuring (“TDR”) if the borrower is experiencing financial difficulties and the Company has granted a concession it would not otherwise consider. A TDR typically involves a modification of terms such as a change of the interest rate to a below market rate, a forgiveness of principal or interest, an extended repayment period (maturity date) at a contractual interest rate lower than the current interest rate for new debt with similar risk, or capitalization and deferral of interest payments. The accounting for a TDR is at the fair value of assets received. For GAAP, recognition of losses from restructurings are captured within the allowance for credit losses pursuant to ASU 2016-13, Financial Instruments-Credit losses and are not recognized separately.

e.

Perpetual preferred stocks are stated at fair value with changes in fair value recognized in unrealized gains (losses) while under GAAP, perpetual preferred stocks are generally stated at their fair value with changes in fair value recognized in net income. In addition, under GAAP, certain investments in perpetual preferred stocks and other equity investments without readily determinable fair values for which the Company has elected a measurement alternative are stated at cost adjusted for price changes in observable transactions in the same or similar instruments of the same issuer and for impairments. Redeemable preferred stocks are stated at amortized cost; except for redeemable preferred stocks that are NAIC rated 4 through 6, which are stated at lower of amortized cost or fair value. Under GAAP, preferred stocks that are redeemable mandatorily or at the option of the holder are generally stated at their fair value with changes in fair value recognized in other comprehensive income in equity.

f.

Limited partnerships are stated at the underlying audited GAAP equity value with the change in valuation reflected in unassigned surplus on an NAIC SAP basis. Income distributions from the limited partnerships are reported as net investment income and included in net investment income and amortization of interest maintenance reserve (“IMR”) on the statutory statements of operations on an NAIC SAP basis. Under GAAP, the change in valuation and the income distributions are reflected in either net investment income or as a realized capital gain or loss depending on the underlying investments.

g.

Under NAIC SAP, derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. The change in fair value of derivative instruments that do not meet the criteria of an effective hedge are recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus. Under GAAP, all derivatives are reported on the balance sheet at fair value. Changes in fair value of derivatives qualifying for hedge accounting are recorded through either income or equity, depending on the nature of the hedge, while changes in fair value of derivatives not qualifying for hedge accounting are recorded through income.

h.

Acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to operations as incurred, while under GAAP, to the extent associated with successful sales and recoverable from future policy revenues, are deferred and amortized to income as premiums are earned or in relation to estimated gross profits.

i.

NAIC SAP requires an amount to be recorded for deferred taxes as a component of surplus; however, there are limitations as to the amount of deferred tax assets (“DTA”) that may be reported as admitted assets that are not applicable under GAAP. Federal income tax provision is required on a current basis for the statutory statements of operations, the same as for GAAP.

j.

NAIC SAP policy reserves for life insurance contracts, not subject to Principle Based Reserves (“PBR”), and annuities are based on mortality, lapse, and interest assumptions prescribed or permitted by state statutes. NAIC SAP policy reserves for life insurance contracts, that are subject to PBR, are based on mortality, lapse, and interest assumptions that are prescribed or are prudent estimates based upon the industry and/or company experience as prescribed by Valuation Manual-20: Requirements for Principle-Based Reserves for Life Products (“VM-20”). For health and accident active life insurance contracts, mortality and interest assumptions are prescribed, and the morbidity and lapse assumptions are Company estimates within statutory limitations. The effect on reserves, if any, due to a change in valuation basis, is recorded directly to unassigned surplus rather than included in the determination of net income (loss) from operations. GAAP policy reserves are based on the Company’s estimates of morbidity, mortality, lapse, and interest assumptions with the change in reserves included in the determination of net income (loss) from operations.

k.	The asset valuation reserve (“AVR”) and IMR are established only on the statutory financial statements.

l.

Assets are reported under NAIC SAP at admitted asset value and nonadmitted assets are excluded through a charge to surplus, while under GAAP, nonadmitted assets are reinstated to the balance sheet, net of any valuation allowance.

m.

Premium receipts and benefits on universal life-type contracts and deferred annuities are recorded as income and expense under NAIC SAP. Under GAAP, revenues on universal life-type contracts and deferred annuities are comprised of contract charges and fees that are recognized when assessed against the policyholder account balance. In addition, certain of the revenue, as defined under deposit accounting, is deferred and amortized to income over the expected life of the contract using the product’s estimated gross profits, similar to acquisition costs. Premium receipts and benefits paid are considered deposits and withdrawals, respectively, and are recorded as or against interest-bearing liabilities.

n.	Reinsurance recoverables on unpaid losses are reported as a reduction of policy reserves under NAIC SAP, while under GAAP, they are reported as an asset.

o.	Comprehensive income and its components are not presented on the statutory financial statements.

p.

Subsidiaries included as common stocks are stated under the equity method, with the equity in the operating results of subsidiaries credited or charged directly to the Company’s surplus for NAIC SAP. Dividends received from subsidiaries are recorded in net investment income and included in net investment income and amortization of IMR on the statutory statements of operations. GAAP requires either consolidation or equity method reporting with operating results of subsidiaries reflected on the statements of operations.

q.

For loss contingencies, when no amount within management’s estimate of the range is a better estimate than any other amount, the midpoint of the range is accrued. Under GAAP, the minimum amount in the range is accrued.

r.

Gains on economic transactions with related parties, defined as arm’s-length transactions, resulting in the transfer of the risks and rewards of ownership, are transferred at fair value and the gain is deferred until the assets are sold to a third party under NAIC SAP. While under GAAP, the transaction and any related gain is eliminated in consolidation.

Use of Estimates—The preparation of statutory financial statements in accordance with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the statutory financial statements, and reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimates and assumptions include those used in determining investment valuation in the absence of quoted market values, impairments, policy reserves for life insurance contracts, policy reserves for health and accident active life, policy and contract claims-life and health reserves, life contingent annuity, income tax expense, and deferred taxes.

The process of determining fair value and recoverability of an asset relies on projections of future cash flows, operating results, and market conditions. Projections are inherently uncertain, and accordingly, actual future cash flows may differ materially from projected cash flows. As a result, the Company’s asset valuations are susceptible to the risk inherent in making such projections.

Due to the length and complexity of life insurance contracts and annuities and the risks involved, policy reserves calculated using regulatory prescribed or permitted methods and assumptions are often not closely related to the economic liability for the benefits and options promised to policyholders. Reserves are determined using prescribed mortality tables and interest rate assumptions. Prescribed lapse assumptions are permitted on certain universal life-type contracts. Certain guarantees embedded in the contracts are defined formulaically. Reserves for life policies and contracts that are subject to PBR are calculated using prescribed or prudent estimates as prescribed by VM-20. Actual mortality, lapse, and interest rates, and the nature of the guarantees will differ from prescribed assumptions and definitions.

Due to the nature of health insurance and accident active life contracts and the risks involved, health and accident active life reserves are estimates. These reserves are calculated using Company estimated morbidity assumptions and prescribed mortality, and interest rate assumptions. Lapse assumptions are permitted in certain situations subject to limitations for certain products. Actual morbidity, mortality, lapse, and interest rates may differ from valuation assumptions.

Claim reserves are estimated based upon the industry and/or company experience and other actuarial assumptions that consider the effects of current developments, anticipated trends, and risk management programs. Revisions of these estimates are reflected in operations in the year they are made.

Investments—Investments are reported according to valuation procedures prescribed by the NAIC.

Bonds are stated at amortized cost using the effective yield method, except for certain bonds with an NAIC designation of 6, which are stated at lower of amortized cost or fair value.

Premiums and discounts on loan-backed bonds and structured securities are amortized using the prospective or retrospective method based on anticipated prepayments from the date of purchase.

Prepayment assumptions for loan-backed securities are based on information obtained from brokers or internal estimates based on original term sheets, offer memoranda, historical performance, or other forecasts. Changes in estimated cash flows due to changes in estimated prepayments are accounted for using the prospective method for impaired securities and securities valued based on an index, and the retrospective method for all other securities.

Preferred stocks include perpetual preferred and redeemable preferred stocks. Perpetual preferred stocks are stated at fair value with changes in fair value recognized in unrealized gains (losses). Redeemable preferred stocks are stated at amortized cost; except for redeemable preferred stocks that are NAIC rated 4 through 6, which are stated at lower of amortized cost or fair value.

Common stocks of unaffiliated companies are generally stated at fair value while common stocks of affiliated insurance companies, excluding Omaha Re, are stated at their audited statutory equity value. Omaha Re is a wholly owned special purpose financial captive life insurance subsidiary domiciled in the State of Nebraska and is stated at its audited statutory equity less an admitted other security asset value-excess of loss for which Omaha Re has a NDOI prescribed practice. As of December 31, 2024 and December 31, 2023, the carrying value of Omaha Re is zero. As of December 31, 2024 and 2023, Medicare Advantage Company is stated at its respective statutory surplus and is 100% nonadmitted. Common stocks of affiliated non-insurance companies are stated at their GAAP equity value. The Federal Home Loan Bank (“FHLB”) capital stocks are stated at fair value, presumed to be par. Changes in the carrying values are recorded as a change in net unrealized capital gain (loss), a component of unassigned surplus on the statutory statements of changes in surplus. Dividends are reported in net investment income and amortization of IMR on the statutory statements of operations.

Mortgage loans held for investment are stated at the aggregate unpaid principal balance adjusted for unamortized premium or discount, except impaired loans. Impaired loans are stated at the lower of the amortized cost or the fair value of the loan determined by the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s observable market price, or the fair value of the collateral less costs to sell if collateral dependent. Interest income is accrued on the unpaid principal balance based on the loan’s contractual interest rate. The Company records a reserve for losses on mortgage loans as part of the AVR.

The Company calculates specific reserves on loans individually identified as impaired. Loans evaluated individually are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect principal or interest amounts according to the contractual terms of the loan agreement. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan’s contractual interest rate until the loans are in non-accrual status. Cash payments on loans where the accrual of interest has ceased are applied directly to the unpaid principal balance until such time as management determines that it is probable all principal amounts will be recovered.

Loans are reviewed on an individual basis to identify charge-offs. Charge-offs, net of recoveries, are deducted from the allowance. Mortgage loans are considered past due if the required principal and interest payments have not been received when contractually due. All mortgage loans are in non-accrual status when payments are determined to be uncollectible. Mortgage loans are returned to accrual status when all the principal and interest amounts contractually due have been brought current and future payments are reasonably assured.

A mortgage loan is considered a TDR if the borrower is experiencing financial difficulties and the Company has granted a concession it would not otherwise consider. A TDR typically involves a modification of terms such as a change of the interest rate to a below market rate, a forgiveness of principal or interest, an extended repayment period (maturity date) at a contractual interest rate lower than the current interest rate for new debt with similar risk, or capitalization and deferral of interest payments.

Real estate, excluding real estate held for sale, is stated at cost, less accumulated depreciation. Depreciation is provided on the straight-line method over the estimated useful lives, generally forty years, of the related assets. Real estate held for sale is stated at the lower of depreciated cost or fair value less encumbrances and estimated costs to sell. Real estate held for sale consists of certain current home office properties that the Company plans on disposing of during its ongoing new home office construction project. The Company did not have any impairment loss for investments in real estate for the year ended December 31, 2024 and 2023.

Contract loans are loans to a policyholder, under the provisions of an insurance contract that are secured by the cash surrender value or collateral assignment of the related policy or contract. Contract loans are stated at the unpaid balance of the loan and include any unpaid principal plus accrued interest which is 90 days or more past due.

Cash equivalents are highly liquid debt securities whose remaining maturities at the time of acquisition is three months or less. Cash equivalents, including money market mutual funds, are stated at cost, which approximates fair value.

Short-term investments include related party notes, if applicable, and investments whose remaining maturities at the time of purchase are three months to one year and are stated at cost, which approximates fair value, if applicable.

The Company has securities lending agreements whereby unrelated parties, primarily large brokerage firms, borrow securities from the Company. The Company requires a minimum of 102% of the fair value of the domestic securities, loaned at the outset of the contract as collateral. The Company continues to retain control over and receive interest on loaned securities, and accordingly, the loaned securities continue to be reported as bonds. The securities loaned are on open terms and can be returned to the Company on the next business day requiring a return of the collateral. Collateral received is invested in cash equivalents and securities, and the Company records a corresponding liability for the collateral which is included in payable for securities lending on the statutory statements of admitted assets, liabilities, and surplus. The Company cannot access the collateral unless the borrower fails to deliver loaned securities. To further minimize the credit risks related to this securities lending program, the Company regularly monitors the financial condition of counterparties to these agreements and also receives an indemnification from the financial intermediary who structures the transactions.

The Company has repurchase agreements whereby unrelated parties, primarily major brokerage firms, borrow securities from the Company. The Company requires a minimum of 95% of the fair value of the securities loaned at the outset of the contract as collateral. The Company continues to retain control over and receive interest on loaned securities, and accordingly, the repurchase agreement securities continue to be reported as bonds. Cash collateral received is invested in cash equivalents and securities, and the Company records a corresponding liability for the collateral which is included in payable for securities lending on the statutory statements of admitted assets, liabilities, and surplus.

Other invested assets include the Company’s investments in derivatives, receivables for securities, affiliated and unaffiliated joint ventures, affiliated and unaffiliated LIHTC, affiliated and unaffiliated residual tranches, and surplus notes.

Affiliated and unaffiliated joint ventures and residual tranches are stated at their underlying GAAP equity, which approximates fair value, with a one-quarter lag adjusted for all capital distributions, cash distributions, and impairment charges for the quarter with changes recorded in net unrealized capital gains (losses), a component of unassigned surplus. Fair values of the affiliated and unaffiliated joint ventures and residual tranches are determined using the underlying audited GAAP financial statements or audited trust statement value. Distributions of income from these affiliated joint ventures are recorded in net investment income and included in net investment income and amortization of IMR on the statutory statements of operations. The total investment in affiliated and unaffiliated joint ventures was $1,316,867,192 and $827,801,003 as of December 31, 2024 and 2023, respectively. Of that amount, $2,080,261 was nonadmitted as of December 31, 2024 and 2023.

As of December 31, 2024 and 2023, the Company’s total investment in affiliated and unaffiliated federal and unaffiliated state LIHTCs, stated at proportional amortized cost, was $59,588,638 and $51,079,358, respectively. The number of remaining years of unexpired tax credits and the required holding period for the LIHTC investments as of December 31, 2024 are 7 and 12 years, respectively. The amount of LIHTC and other tax benefits recognized during 2024 and 2023 was $12,927,851 and $10,704,412, respectively.

Investments in surplus notes are stated at amortized cost. As of December 31, 2024 and 2023, the Company’s investment in surplus notes was $116,278,591 and $115,033,342, respectively.

The Company uses derivative financial instruments to reduce exposure to market volatility associated with assets held or liabilities incurred and to change the characteristics of the Company’s asset/liability mix, consistent with the Company’s risk management activities. Derivatives generally include swaps-foreign exchange, interest rate swaps, and purchase options-other call options and warrants. When derivative financial instruments meet specific criteria, they may be designated as accounting hedges and accounted for on an amortized cost basis in a manner consistent with the item hedged. Derivative financial instruments that are not designated as accounting hedges are accounted for on a fair value basis with changes recorded in net unrealized capital gains (losses), a component of unassigned surplus, and nonadmitted. Interest on swaps-foreign exchange, interest rate swaps, and purchase options-other call options and warrants is included in net investment income and amortization of IMR on the statutory statements of operations. Derivative financial instruments that are designated as accounting hedges are accounted for in the statutory statements of cash flows in a manner consistent with the hedged item. Derivative financial instruments that are not designated as accounting hedges are accounted for within net unrealized capital gains and losses in the statutory statements of cash flows.

The Company uses currency swaps-foreign exchange, when applicable, to hedge the foreign currency risk on debt issues that are payable in a currency other than U.S. dollars. Swaps-foreign exchange transactions generally involve the exchange of funds received in the course of principal and interest collections on securities denominated in a foreign currency to U.S. dollars at a predetermined rate. The Company designates certain of its swaps-foreign exchange as cash flow hedges when they are highly effective in offsetting the exposure of variations in cash flows for the hedged item. Gains and losses resulting from early termination of swaps-foreign exchange transactions that use hedge accounting are deferred and amortized over the remaining period originally covered by the swap. Gains and losses resulting from changes in fair value on swaps-foreign exchange that do not use hedge accounting are reported as unrealized gains (losses), a component of unassigned surplus.

The Company uses interest rate swaps to hedge the risk of interest rate volatility due to timing. Under an interest rate swap, the Company pays a one-time premium to the counterparty while the counterparty agrees to deliver at expiration, the value based on the current interest rate. Realized gains or losses resulting from unwinds are recognized through IMR. As these instruments contemplate hedging of interest rate risk, any realized gains or losses would be recognized in IMR. For contracts such as interest rate swaps, the resulting gain or loss would be deferred and amortized through the original stated maturity of the derivative.

The Company uses purchase options-other call options and warrants to hedge the risk of the crediting rates on indexed universal life (“IUL”) policies. Under a purchase options-other call options and warrants, the Company pays a one-time premium to the counterparty while the counterparty agrees to deliver at expiration, the value based on the S&P 500. Gains and losses resulting from early termination of purchased options-hedging other-call options and warrants transactions that use hedge accounting are deferred and amortized over the remaining period originally covered by the purchase option. Gains and losses resulting from changes in fair value on purchased options-hedging other-call options and warrants that do not use hedge accounting are reported as unrealized gains (losses), a component of unassigned surplus.

All derivatives’ market values change along with the underlying assets, currencies, and equity prices. The market value of purchased options-other call options and warrants cannot be less than zero and the market value of swaps can be less than zero. The Company may be required to post collateral, often in the form of cash against swaps with negative values.

For interest rate swaps and swaps-foreign exchange, the Company is exposed to credit-related losses in the amount of the net present value (“NPV”) of forecasted future cash flows for each swap leg in the event of nonperformance by the swap counterparty. For purchase options-other call options and warrants, the Company is exposed to credit-related losses in the amount of the option payoff amount in the event of a nonperformance by the counterparty. Counterparty risk is continually monitored along with criteria related to collateral requirements that are specified in the credit support annex of the International Swaps and Derivatives Association. Due to the investment grade rating of the counterparty, credit-related losses are considered to be very unlikely. Counterparty credit risk is further reduced by daily collateral postings.

Net investment income consists primarily of interest and dividends and is included in net investment income and amortization of IMR on the statutory statements of operations. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend rate. Interest income on mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended when securities are in default or when the receipt of interest payments is in doubt. Realized capital gains (losses) on the sale of investments are determined on the specific identification basis. As of December 31, 2024 and 2023, the gross asset and net admitted asset amount for interest income due and accrued was $285,020,975 and $258,192,748, respectively. As of December 31, 2024 and 2023, there was not any aggregate deferred interest and investment income due and accrued excluded from surplus, or cumulative amounts of paid-in-kind (“PIK”) interest included in the cumulative principal balance.

Investment income due and accrued for which it is probable the balance is uncollectible is written off and charged to investment income and included in net investment income and amortization of IMR on the statutory statements of operations. Investment income due and accrued deemed collectible on mortgage loans in default that is more than 180 days past due is nonadmitted. All other investment income due and accrued deemed collectible that is more than 90 days past due is nonadmitted. The Company accrues interest income on an impaired security to the extent it is deemed collectible and the security continues to perform under its restricted contractual terms. Interest income on a non-performing security is generally recognized on a cash basis.

Separate Accounts Assets—The assets of the separate accounts on the statutory statements of admitted assets, liabilities, and surplus are stated at fair value and consist primarily of common collective trusts held by the Company for the benefit of contract holders under specific individual annuity and life insurance contracts and group annuity contracts. Separate account assets are segregated and are not subject to claims that arise out of any other business of the Company. Deposits and premiums received from, and benefits paid to separate account contract holders are reflected on the statutory statements of operations, net of reinsurance, but are offset by transfers to and from the separate account. Mortality, policy administration, and surrender charges from all separate accounts are included in other income on the statutory statements of operations.

Policy Reserves—Policy reserves include life insurance contracts and annuity reserves, health and accident active life reserves, unearned premium reserves for health contracts, and reserves for deposit-type contracts.

Life insurance contract reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future net premiums on policies in force. Reserves for individual life insurance that are not subject to PBR are valued using the Commissioners’ Reserve Valuation Method (“CRVM”), a net level premium method (“NLPM”), or other modified reserve methods, with prescribed mortality and interest rates. Reserves for life insurance that are subject to PBR are valued under the net premium reserve (“NPR”), deterministic reserve, or the stochastic reserve under VM-20, with prescribed interest rates. Mortality assumptions used under the NPR are based on the 2017 CSO mortality tables. The assumptions used for deterministic and stochastic reserve are the prudent estimate assumptions with margins developed internally, as required by VM-20. Reserves for individual fixed annuities and life contingent supplementary contracts are calculated using the Commissioners’ Annuity Reserve Valuation Method, with prescribed interest rates. Group annuity reserves are valued using a net single premium method, with prescribed interest rates.

Health and accident active life reserves provide amounts estimated to adequately discharge estimated future obligations in excess of estimated future net premiums on policies in force. Such reserves are based on statutory mortality and interest assumptions. Morbidity assumptions are either industry experience or a blend of industry and Company experience. Voluntary lapse assumptions, when applicable, are based on Company experience with statutory limitations. Such reserves are calculated on a NLPM or on a one- or two-year preliminary term basis.

Unearned premium reserves reflect premiums paid or due to the Company prior to the statutory financial statement date, for the contract period subsequent to the statutory financial statement date.

Reserves for deposit-type contracts are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder. Reserves for annuities certain and supplementary contracts in payout status without life contingencies are calculated using a NLPM.

The tabular interest, tabular less actual reserve released, and tabular cost are determined by formula as described in the NAIC instructions or from the basic data for such items. Tabular interest on funds not involving life contingencies is equal to the end of year reserve balance, less beginning of year reserve balance, less deposits received during the year, less other net change in reserves, plus fees and other charges assessed, plus surrender charges, plus net surrender and withdrawal payments, plus other net transfers to or from separate accounts, as prescribed.

Claim Reserves—Policy and contract claim reserves-life include the amounts estimated for claims that have been reported but not settled and estimates for claims incurred but not reported. The liabilities are continually reviewed and adjustments are reflected in the year they are made. Claim adjustment expenses are accrued and included in general expenses and taxes due or accrued on the statutory statements of admitted assets, liabilities, and surplus.

Policy and contract claim reserves-health include disabled life reserves that reflect amounts that are either not yet due or yet to arise on claims incurred with a continuing loss. Such reserves are based on statutory interest and claim termination rates based on either industry or a blend of the Company and industry experience in compliance with statutory requirements. Revisions of these estimates are reflected in operations in the year they are made.

Unpaid claim liabilities include the amounts estimated for claims that have been reported but not settled and estimates for claims incurred but not reported. Such reserves are estimated based upon the Company’s and affiliates’ historical experience and other actuarial assumptions that consider the effects of current developments, payment patterns, membership patterns, anticipated trends, claim utilization, product changes, risk management programs, and other factors. The liabilities are continually reviewed and changes are reflected in the year they are made.

Reinsurance—In the normal course of business, the Company assumes and cedes insurance business from its affiliates and unrelated third parties in order to limit its maximum loss, provide greater diversification of risk, minimize exposures on larger risks, expand certain business lines, and manage capital. The ceding of insurance business does not discharge an insurer from its primary legal liability to a policyholder. The Company remains liable to the extent that a reinsurer is unable to meet its obligations. Amounts recoverable from reinsurers are reviewed for collectibility and length of time overdue on a quarterly basis. Amounts deemed uncollectible are written off through a charge to the statutory statements of operations when the uncollectibility of amounts recoverable from reinsurers is confirmed. Balances are included on the statutory statements of admitted assets, liabilities, and surplus and the statutory statements of operations, net of reinsurance, except for commissions and expense allowances on reinsurance ceded which are shown as income.

Amounts recoverable from reinsurers are based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the amounts recoverable are appropriately established. Premiums due under reinsurance agreements are reported as negative uncollected premium in premiums deferred and uncollected on the statutory statements of admitted assets, liabilities, and surplus. Experience refunds due under reinsurance agreements are reported as reinsurance recoverable on the statutory statements of admitted assets, liabilities, and surplus.

Federal Income Taxes—The provision for income taxes includes amounts paid and accrued. The Company is subject to income tax in the U.S. and several state jurisdictions. Significant judgments and estimates are required in the determination of the Company’s income tax expense, DTAs, and deferred tax liabilities (“DTL”).

Deferred taxes are recognized to the extent there are differences between the statutory and tax basis of assets and liabilities by using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on DTAs and DTLs is recognized in surplus in the period that includes the enactment date. Deferred taxes are also recognized for carryforward items including net operating loss, capital loss, and charitable contributions. NAIC SAP requires that temporary differences and carryforward items be identified and measured. Deductible temporary differences and carryforward amounts that generate tax benefits when they reverse or are utilized are tax affected in determining the DTA. Taxable temporary differences include items that will generate tax expense when they reverse and are tax affected in determining the DTL.

In the determination of the amount of the DTA that can be recognized and admitted, the NAIC SAP requires that DTAs be limited to an amount that is expected to be realized in the future based on an analysis of the Company’s temporary differences, past financial history, and future earnings projections. The net admitted DTA shall not exceed the excess of the adjusted gross DTA over the gross DTL. The adjusted gross DTA shall be admitted based upon three separately determined components: i) an amount of taxes paid in prior years which may be recovered through loss carrybacks of existing temporary differences that are expected to reverse within three years from the reporting date; ii) an amount that is limited to the lesser of future deductible temporary differences and carryforward amounts that are expected to be realized within three years from the reporting date, or 15% of adjusted capital and surplus; and iii) an amount where the adjusted gross DTA equals the DTL.

The Company records uncertain tax positions in accordance with NAIC SAP for those instances where it determines that a tax loss contingency meets a more-likely-than-not threshold based on the technical merits. If the estimated loss contingency is greater than 50% of the tax benefit originally recognized, the entire benefit originally recognized is reported as the tax loss contingency. The Company recognizes interest accrued related to uncertain tax positions and penalties as federal income tax expense. The liability for uncertain tax positions and the associated interest liability, if any, are included in general expenses and taxes due or accrued on the statutory statements of admitted assets, liabilities, and surplus.

Asset Valuation Reserve and Interest Maintenance Reserve—The Company establishes certain reserves under NAIC guidelines. The AVR is determined by formula and is based on the Company’s investments in bonds, preferred stocks, common stocks-affiliated, common stocks-unaffiliated, mortgage loans, real estate occupied by the Company, real estate held for sale by the Company, short-term investments, derivative instruments, and other invested assets. This valuation reserve requires appropriation of surplus to provide for possible losses on these investments. Realized and unrealized capital gains (losses), other than those resulting from interest rate changes, are credited or charged to the AVR.

The IMR is used to defer realized capital gains (losses), net of tax, on sales of bonds and certain other investments that result from interest rate changes. These gains (losses) are then amortized into net investment income, included in net investment income and amortization of IMR on the statutory statements of operations, over what would have been the remaining years to maturity of the underlying investments. Losses in excess of gains are recorded as an admitted asset up to 10% of the Company’s prior period general account adjusted capital and surplus. The prior period general account adjusted capital and surplus is calculated by excluding, if applicable, any positive goodwill, electronic data processing (“EDP”) equipment and operating system software, net DTA, and admitted disallowed IMR.

Net Premiums and Annuity Considerations and Related Commissions—Net life premiums are recognized as income over the premium-paying period of the policies. Net health and accident premiums are recognized as income over the terms of the policies. Annuity considerations are recognized as income when received. Considerations received on deposit-type funds, which do not contain any life contingencies, are recorded directly to the related liability. Commissions and other expenses related to the acquisition of policies are charged to operations as incurred.

Nonadmitted Assets—Certain assets designated as nonadmitted assets, principally net deferred tax assets, common stocks-affiliated, and suspense items, are excluded from the statutory statements of admitted assets, liabilities, and surplus. The net change in such assets is charged or credited directly to unassigned surplus.

Vulnerability Due to Certain Risks and Concentrations—The following is a description of the most significant risks facing life and health insurers and how the Company manages those risks:

Morbidity/mortality risk is the risk that experience is unfavorable compared to Company assumptions due to misestimation in setting assumptions, catastrophic risk (e.g. pandemic), volatility, and changes in trend. The Company mitigates these risks through reinsurance programs, adherence to strict underwriting guidelines, monitoring underwriting exceptions, and a formal assumption review and approval process.

Legal/regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will occur and create additional costs or expenses not anticipated by the insurer in pricing its products. The Company monitors economic and regulatory developments that have the potential to impact its business.

Interest rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer’s investments or cause changes in policyholder behavior resulting in changes in asset or liability cash flows. The Company mitigates this risk through various asset-liability management techniques, including duration matching and matching the maturity schedules of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, the Company may have to sell assets prior to maturity and recognize a gain or loss.

Credit risk is the risk that issuers of securities owned by the Company will default, or that other parties, including reinsurers who owe the Company money, will not pay. The Company has policies regarding the financial stability and credit standing of its counterparties. The Company attempts to limit its credit risk by dealing with creditworthy counterparties and obtaining collateral where appropriate.

Liquidity risk is the risk that a given security or asset cannot be traded quickly enough in the market to prevent a loss, generate cash to meet funding requirements, or make a required profit. The Company has established an appropriate liquidity risk management framework to evaluate current and future funding and liquidity requirements. Future liquidity requirements are projected on a regular basis as part of the financial planning process.

Premiums Received in Advance—Premiums received in advance are those premiums that have been received by the Company prior to year end but which were due after year end. The total amount of advanced premiums is reported as a liability on the statutory statements of admitted assets, liabilities, and surplus and is not considered premium income until due.

Fair Value—Financial assets and liabilities have been categorized into a three-level fair value hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to valuation. The input levels are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available.

Level 2—Fair value is based on significant inputs that are observable for the asset or liability, either directly or indirectly, through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities and validated or determined through use of valuation methodologies using observable market inputs.

Level 3—Fair value is based on significant unobservable inputs for the asset or liability. These inputs reflect assumptions about what market participants would use in pricing the asset or liability. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, and other similar techniques.

Other-Than-Temporary Declines in Fair Value—The Company regularly reviews its investment portfolio for factors that may indicate that a decline in fair value of an investment is other-than-temporary. Some factors considered in evaluating whether or not a decline in fair value is other-than-temporary include the Company’s ability and intent to retain the investment for a period of time sufficient to allow for a recovery in value, the Company’s intent to sell the investment at the reporting date, and the financial condition and prospects of the issuer.

The Company recognizes OTTI of bonds not backed by loans when it is either probable that the Company will not collect all amounts due according to the contractual terms of the bond in effect at the date of acquisition or when the Company has made a decision to sell the bond prior to its maturity at an amount below its amortized cost. When an OTTI is recognized, the bond is written down to fair value and the amount of the write down is recorded as a realized capital gain (loss) on the statutory statements of operations.

For loan-backed securities, OTTI is recognized when fair value is less than the amortized cost basis and the Company has the intent to sell or lacks the intent and ability to retain the investment until recovery. When an OTTI is recognized because the Company has the intent to sell or lacks the intent and ability to retain the investment until recovery, the amortized cost basis of the loan-backed security is written down to fair value and the amount of the write-down is recorded as a realized capital gain (loss) on the statutory statements of operations.

If the Company does not have the intent to sell and has the intent and ability to retain the investment until recovery, OTTI is recognized when the present value of future cash flows discounted at the security’s effective interest rate is less than the amortized cost basis as of the statutory statements of admitted assets, liabilities, and surplus date. When an OTTI is recognized, the loan-backed security is written down to the discounted estimated future cash flows and is recorded as a realized capital gain (loss) on the statutory statements of operations.

The Company recognizes OTTI of stocks for declines in value that are other-than-temporary and reports those adjustments as a realized capital gain (loss) on the statutory statements of operations.

The Company recognizes OTTI of limited partnerships generally when the underlying GAAP equity of the partnership is less than 80% of amortized cost or the limited partnership reports realized capital losses on their statutory financial statements or shows other indicators of loss. When an OTTI is recognized, the limited partnership is written down to fair value and the amount of the impairment is recorded as a realized capital gain (loss) on the statutory statements of operations.

The Company performs a monthly analysis of the prices received from third parties to assess if the prices represent a reasonable estimate of fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals.

Correction of Errors—During 2024, the Company discovered the following errors, totaling a $3,194,326 overstatement of unassigned surplus on the statutory statements of admitted assets, liabilities, and surplus as of December 31, 2023, that were recorded as an adjustment to unassigned surplus on the statutory statements of admitted assets, liabilities, and surplus in 2024, in accordance with SSAP No. 3, Accounting Changes and Corrections of Errors (“SSAP No. 3”). The Company discovered an error in the indexed universal life product interest margin and cost of insurance rates used within the PBR calculation, resulting in a $3,605,674 overstatement of the prior year policy reserves life insurance contract and annuity reserves on the statutory statements of admitted assets, liabilities, and surplus, and an overstatement of net change in reserves on the statutory statements of operations. The Company discovered an error in a prior period policy loan entry calculated on a net basis instead of a gross basis, resulting in a $6,800,000 overstatement of prior year contract loans on the statutory statements of admitted assets, liabilities, and surplus and an overstatement of net investment income and amortization of IMR on the statutory statements of operations.

During 2023, the Company discovered an error in the trending of claim costs within the calculation of active life reserves within the Medicare supplement product, resulting in a prior year $6,311,701 understatement of health and accident active life reserves on the statutory statements of admitted assets, liabilities, and surplus, understatement of net change in reserves on the statutory statements of operations, and an overstatement of unassigned surplus on the statutory statements of admitted assets, liabilities, and surplus as of December 31, 2022. In accordance with SSAP No. 3, the impact of the error was recorded as an adjustment to unassigned surplus on the statutory statements of admitted assets, liabilities, and surplus in 2023.

During 2022, the Company discovered an error in the risk-free rates used in AG36 reserve calculations for the IUL product, resulting in a $4,486,889 overstatement of both life insurance contract and annuity reserves on the statutory statements of admitted assets, liabilities, and surplus, increase in net change in reserves on the statutory statements of operations, and a $4,486,889 understatement of unassigned surplus on the statutory statements of admitted assets, liabilities, and surplus as of December 31, 2021. In accordance with SSAP No. 3, the impact of this error was recorded as an adjustment to unassigned surplus on the statutory statements of admitted assets, liabilities, and surplus in 2022.

Accounting Pronouncements—In March of 2024, the NAIC issued revisions to SSAP No. 93, Low Income Housing Tax Credit Property Investments, SSAP No. 94, Transferable and Non-Transferrable State Tax Credits, SSAP No. 34, Investment Income Due and Accrued, and SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies. The revisions expand existing tax credit investment guidance to include all tax credit investment structures and federal and state programs; change the application of the proportional amortization method from an election to a requirement; clarify the applicable guidance for accounting for tax credits; and revise tax credit disclosure requirements. The guidance is effective on January 1, 2025. The adoption of this guidance is not expected to have a material impact on the Company’s financial statements.

In August of 2024, the NAIC issued updates to SSAP No. 86, Derivatives, and SSAP No. 15, Debt and Holding Company Obligations that updated disclosures about unused lender commitments and lines of credit, and disclosures. See the additional disclosures about the Company’s policy for reporting cash flows associated with derivatives in Note 1, and the disclosures about unused lender commitments and lines of credit disaggregated by short and long-term in Notes 7 and 8.

In August 2024, the NAIC issued updates to SSAP No. 21, Other Admitted Assets, effective prospectively January 1, 2025. The updates clarify that residuals, regardless of investment structure, follow the effective yield approach with a cap and provide an election for the cost recovery method. Upon adoption on January 1, 2025, the Company recorded a one-time reclassification from unrealized gains to realized gains totaling $21,054,583 with no impact to surplus.

In August of 2023, the NAIC issued revisions to SSAP No. 26, Bonds, and SSAP No. 43, Loan-Backed and Structured Securities. The revised guidance updates the definition of a bond, revises the accounting for bonds, and updates various SSAPs to reflect the revised definition. The adoption of this guidance on January 1, 2025 is not expected to have a material impact on the Company’s financial statements.

2.	INVESTMENTS

Bonds—The carrying value and fair value of investments in bonds, including loan-backed securities, by type, as of December 31, were as follows:

2024	Carrying Value	Gross Unrealized Capital Gain	Gross Unrealized Capital Loss	Fair Value
U.S. governments	$1,000,900,405	$9,176,605	$54,368,363	$955,708,647
All other governments	132,605,035	1,038,494	15,377,485	118,266,044
States, territories, and possessions	4,931,453	—	194,303	4,737,150
Political subdivisions	194,399,438	1,570,373	27,029,202	168,940,609
Special revenue/assessment obligations	2,120,232,764	25,750,422	226,102,597	1,919,880,589
Industrial and miscellaneous	23,275,123,517	169,687,092	2,039,317,324	21,405,493,285
Hybrid securities	237,306,756	4,247,405	16,054,768	225,499,393
Bank loans—unaffiliated	216,706,199	774,111	25,764	217,454,546

Total	$27,182,205,567	$212,244,502	$2,378,469,806	$25,015,980,263

2023	Carrying Value	Gross Unrealized Capital Gain	Gross Unrealized Capital Loss	Fair Value
U.S. governments	$1,053,131,155	$45,100,881	$27,978,888	$1,070,253,148
All other governments	119,582,728	2,550,796	12,099,339	110,034,185
States, territories, and possessions	25,000,000	—	6,581,310	18,418,690
Political subdivisions	166,044,304	3,537,821	16,420,767	153,161,358
Special revenue/assessment obligations	1,939,598,535	50,049,315	197,112,355	1,792,535,495
Industrial and miscellaneous	21,448,652,570	226,224,241	1,855,115,996	19,819,760,815
Hybrid securities	210,343,991	3,269,157	21,182,590	192,430,558
Bank loans—unaffiliated	37,874,235	901,049	158,565	38,616,719

Total	$25,000,227,518	$331,633,260	$2,136,649,810	$23,195,210,968

Bonds with an NAIC designation of 6 with carrying values of $356,617 and $4,331,083 as of December 31, 2024 and 2023, respectively, were stated at the lower of amortized cost or fair value.

The Company’s bond portfolio was primarily comprised of investment grade securities. Based upon designations by the NAIC, investment grade bonds comprised 98% of the carrying value of the Company’s total bond portfolio as of December 31, 2024 and 2023.

The carrying value and fair value of investment in bonds as of December 31, 2024, by contractual maturity, are shown below. Actual maturities may differ as a result of prepayments by the issuer. MBS and other ABS, which provide for periodic payments throughout their lives, are listed separately.

	Carrying Value	Fair Value
Due in one year or less	$335,365,459	$333,634,101
Due after one year through five years	3,103,740,519	3,040,871,944
Due after five years through ten years	3,546,549,159	3,351,102,483
Due after ten years	11,977,553,947	10,309,354,123

	18,963,209,084	17,034,962,651
MBS and other ABS	8,218,996,483	7,981,017,612

Total	$27,182,205,567	$25,015,980,263

Aging of unrealized capital losses on the Company’s investments in bonds as of December 31, was as follows:

	Less than One Year		One Year or More		Total
2024	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss
U.S. governments	$519,853,291	$23,969,905	$202,800,019	$30,398,458	$722,653,310	$54,368,363
All other governments	38,566,422	1,647,415	52,276,569	13,730,070	90,842,991	15,377,485
States, territories, and possessions	4,737,150	194,303	—	—	4,737,150	194,303
Political subdivisions	59,017,907	2,923,727	64,409,935	24,105,475	123,427,842	27,029,202
Special revenue/assessment obligations	507,983,153	13,392,214	799,999,998	212,710,383	1,307,983,151	226,102,597
Industrial and miscellaneous	3,988,487,532	116,914,019	10,374,011,415	1,922,403,305	14,362,498,947	2,039,317,324
Hybrid securities	20,673,584	137,365	115,901,287	15,917,403	136,574,871	16,054,768
Bank loans—unaffiliated	—	—	2,264,393	25,764	2,264,393	25,764

Total	$5,139,319,039	$159,178,948	$11,611,663,616	$2,219,290,858	$16,750,982,655	$2,378,469,806

	Less than One Year		One Year or More		Total
2023	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss
U.S. governments	$106,946,452	$1,984,903	$222,388,102	$25,993,985	$329,334,554	$27,978,888
All other governments	8,469,376	172,611	61,135,525	11,926,728	69,604,901	12,099,339
States, territories, and possessions	2,885,370	114,630	15,533,320	6,466,680	18,418,690	6,581,310
Political subdivisions	4,010,095	9,045	50,413,228	16,411,722	54,423,323	16,420,767
Special revenue/assessment obligations	195,301,498	4,090,092	872,549,081	193,022,263	1,067,850,579	197,112,355
Industrial and miscellaneous	1,370,657,221	50,554,307	12,560,197,461	1,804,561,689	13,930,854,682	1,855,115,996
Hybrid securities	16,651,218	421,956	130,100,960	20,760,634	146,752,178	21,182,590
Bank loans—unaffiliated	4,139,375	13,118	5,103,742	145,447	9,243,117	158,565

Total	$1,709,060,605	$57,360,662	$13,917,421,419	$2,079,289,148	$15,626,482,024	$2,136,649,810

As described in Note 1, the Company regularly reviews its investment portfolio for factors that may indicate that a decline in fair value of an investment is other-than-temporary. As of December 31, 2024, 2,240 securities were in an unrealized capital loss position one year or more with an average credit rating of A3 and were 98% investment grade. As of December 31, 2024, 934 securities were in an unrealized capital loss position less than one year with an average credit rating of A2 and were 100% investment grade. The Company does not believe the unrealized losses on investments represent an OTTI as of December 31, 2024.

Net realized capital losses for the years ended December 31, 2024, 2023, and 2022 include losses of $8,079,941, $25,973,105, and $8,786,183, respectively, resulting from other-than-temporary declines in fair value of bonds or changes in expected cash flows, and are not included in the table above.

Proceeds and the gross realized capital gains (losses) from the sales or disposals of bonds, common stocks-unaffiliated, and preferred stocks resulting in net realized capital gains (losses) for the years ended December 31, were as follows:

	2024	2023	2022
Proceeds from sales or disposals:
Bonds	$4,597,318,146	$3,765,214,781	$2,867,896,245

Common stocks—unaffiliated	$55,500,313	$84,340,060	$88,998,097

Preferred stocks	$3,655,898	$—	$—

Net realized capital gain (loss):
Bonds:
Gross realized capital gain from sales or other disposals	$23,276,643	$14,926,434	$25,816,981
Gross realized capital loss from sales or other disposals	(86,064,696)	(126,805,750)	(52,017,812)
OTTI gain (loss)	(8,079,941)	(25,973,105)	(8,786,183)

Net realized capital gain (loss) of bonds	$(70,867,994)	$(137,852,421)	$(34,987,014)

Common stocks—unaffiliated:
Gross realized capital gain from sales or other	$6,652,932	$24,644,377	$6,448,796
Gross realized capital loss from sales or other	(571,299)	(1,172,236)	(1,419,664)
OTTI gain (loss)	—	—	(2,966,248)

Net realized capital gain (loss) of common stocks—unaffiliated	$6,081,633	$23,472,141	$2,062,884

Preferred stocks
Gross realized capital loss from sales or other	$(1,344,102)	$—	$—

Net realized capital gain (loss) of preferred stocks	$(1,344,102)	$—	$—

As of December 31, 2024 and 2023, the Company’s net negative (disallowed) IMR admitted was $98,186,515 and $57,972,568, respectively, less than 10% of the Company’s adjusted general account capital and surplus as of September 30, 2024 and 2023. The net negative (disallowed) IMR admitted was the result of fixed income investment losses that comply with the Company’s investment management policies, was not compelled by liquidity pressures, and did not include any realized losses from derivative terminations. There were no nonadmitted components of the Company’s IMR as of December 31, 2024 and 2023.

The Company’s adjusted general account capital and surplus as of September 30, 2024 and 2023, used to determine net negative (disallowed) IMR admitted, as of December 31, was as follows:

	2024	2023
Prior period general account capital and surplus	$2,549,563,487	$2,094,591,350
Less:
EDP equipment and operating system software	—	2,200
Net DTA	137,091,171	127,930,813
Admitted disallowed IMR	73,413,331	—

Total	$2,339,058,985	$1,966,658,337

The percentage of admitted disallowed IMR to adjusted general account capital and surplus was 4.20% and 2.95% as of December 31, 2024 and 2023, respectively.

Preferred Stocks—As of December 31, 2024, the Company held redeemable preferred stocks of five separate issuers with a total carrying value of $16,020,150 and a total fair value of $16,064,385. As of December 31, 2023, the Company held redeemable preferred stocks of eight separate issuers with a total carrying value of $67,215,025 and a total fair value of $64,639,645.

As of December 31, 2024 and December 31, 2023, the Company held perpetual preferred stocks of ten separate issuers with a total carrying value and a total fair value of $167,519,384 and $129,342,400, respectively. As of December 31, 2024 and 2023, the Company held a perpetual preferred stock with a single issuer and a total fair value of $100,000,000 that is restricted from future sale due to the purchasing agreement. As of December 31, 2024, the Company held a perpetual preferred stock with a single issuer and a total fair value of $41,221,004.

There were no material unrealized capital losses and no net realized capital losses resulting from other-than-temporary declines in fair value of preferred stocks for the years ended December 31, 2024 and 2023.

Common Stocks-Unaffiliated—There were no unrealized capital losses and no net realized capital losses resulting from other-than-temporary declines in fair value of common stocks-unaffiliated for the year ended December 31, 2024 and 2023.

FHLB capital stock included within common stocks-unaffiliated as of December 31, was as follows:

	2024	2023
Membership stock—class A and not eligible for redemption	$500,000	$500,000
Activity stock	123,141,400	102,022,800
Excess stock	5,852,800	1,200

Total	$129,494,200	$102,524,000

As of December 31, 2024 and 2023, there were no other common stocks-unaffiliated with restrictions.

Mortgage Loans—The Company invests in mortgage loans collateralized principally by commercial real estate throughout the U.S. Mutual of Omaha and Companion participate in certain of the Company’s mortgage loans. During 2024, the minimum and maximum lending rates for new commercial mortgage loans were 5.17% and 7.14%, respectively. There were no new mezzanine mortgage purchases in 2024. During 2023, the minimum and maximum lending rates for commercial mortgage loans were 5.06% and 6.97%, respectively. During 2023, the minimum and maximum lending rate for new mezzanine mortgage loans was 3.66%. During 2024 and 2023, the maximum percentage of any one commercial loan to the value of the collateral security at the time of the loan, exclusive of insured guaranteed or purchase money mortgages was 71% and 74%, respectively. The maximum percentage of any one mezzanine loan to the value of the collateral security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 74% as of December 31, 2024 and 2023.

The Company participates or is a co-lender in mortgage loan agreements with other lenders for commercial and mezzanine mortgage loans. These amounts were $343,551,655 and $396,657,300 as of December 31, 2024 and 2023, respectively. Of these amounts, $100,000 and $10,524,486 represents investment in impaired loans with no allowance for credit losses, and $7,624,425 and $3,795,134 represents the average recorded investment as of December 31, 2024 and 2023, respectively. The Company was not subject to a participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loan as of December 31, 2024 or 2023.

The Company’s mortgage loan portfolio includes 51 and 52 loan originators as of December 31, 2024 and 2023, respectively. Mortgage loan participation purchased from one loan originator comprise of approximately 13% and 12% of the portfolio book value as of December 31, 2024 and 2023, respectively. The properties collateralizing mortgage loans are geographically dispersed throughout the U.S., with the largest concentration in California of approximately 24% and 23% of the portfolio book value as of December 31, 2024 and 2023, respectively. The Company’s mortgage loan mezzanine portfolio consists of one loan originator as of December 31, 2024 and 2023.

Credit Quality Indicators—For purposes of monitoring the credit quality and risk characteristics, the Company considers the current debt service coverage, loan to value ratios, leasing status, average rollover, loan performance, guarantees, and current rents in relation to current markets. The debt service coverage ratio compares a property’s cash flow to amounts needed to service the principal and interest due under the loan. The credit quality indicators are updated annually or more frequently if conditions warrant based on the Company’s credit monitoring process.

The recorded investment (defined as the aggregate unpaid principal balance adjusted for unamortized premium or discount) in commercial mortgage loans, by credit quality profile, as of December 31, was as follows:

	Debt Service Coverage Ratios
2024	>1.20x	1.00x-1.20x	<1.00x	Total
Loan—to—value ratios:
Less than 65%	$5,115,532,480	$83,150,723	$20,300,286	$5,218,983,489
65% to 75%	235,048,719	878,579	—	235,927,298

Total	$5,350,581,199	$84,029,302	$20,300,286	$5,454,910,787

	Debt Service Coverage Ratios
2023	>1.20x	1.00x-1.20x	<1.00x	Total
Loan—to—value ratios:
Less than 65%	$4,073,989,061	$56,864,165	$8,871,543	$4,139,724,769
65% to 75%	230,881,028	918,260	—	231,799,288

Total	$4,304,870,089	$57,782,425	$8,871,543	$4,371,524,057

There were no mortgage loans with a loan-to-value ratio greater than 75% for the year ended December 31, 2024 and 2023, respectively.

Non-Accrual and Past Due Loans—All of the Company’s loans were in current status as of December 31, 2024. The Company had $4,362,524,057 of loans in current status and $9,000,000 in loans that were 90-179 days past due as of December 31, 2023. The recorded investment for commercial and mezzanine loans where the interest rate was reduced was $135,887,826 and $78,073,126 as of December 31, 2024 and 2023, respectively. For the year ended December 31, 2024, the number of loans impacted, and the average interest rate reduction was 11 loans and 0.77%, respectively. For the year ended December 31, 2023, the number of loans impacted, and the average interest rate reduction was 6 loans and 0.34%, respectively.

Restricted Assets—Information related to the Company’s investment in restricted assets as of December 31, was as follows:

			Percentage
2024	Gross Restricted Assets	Total Admitted Restricted Assets	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$1,355,844,576	$1,355,844,576	3.35%	3.39%
Subject to repurchase agreements	95,844,996	95,844,996	0.24	0.24
Letter stocks or securities restricted as to sale—excluding FHLB capital stocks	100,000,000	100,000,000	0.25	0.25
FHLB capital stocks	129,494,200	129,494,200	0.32	0.32
On deposit with states	3,462,646	3,462,646	0.01	0.01
Pledged collateral to FHLB (including assets backing funding agreements)	5,032,724,455	5,032,724,455	12.43	12.56
Other	5,000	5,000	—	—

Total	$6,717,375,873	$6,717,375,873	16.60%	16.77%

			Percentage
2023	Gross Restricted Assets	Total Admitted Restricted Assets	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$857,875,519	$857,875,519	2.20%	2.22%
Letter stocks or securities restricted as to sale—excluding FHLB capital stocks	100,000,000	100,000,000	0.26	0.26
FHLB capital stocks	102,524,000	102,524,000	0.26	0.27
On deposit with states	3,519,664	3,519,664	0.01	0.01
Pledged collateral to FHLB (including assets backing funding agreements)	4,820,552,944	4,820,552,944	12.38	12.50
Other	5,000	5,000	—	—

Total	$5,884,477,127	$5,884,477,127	15.11%	15.26%

Net Investment Income and Amortization of IMR—The sources of net investment income (loss) and amortization of IMR for the years ended December 31, were as follows:

	2024	2023	2022
Bonds	$1,280,147,381	$1,041,074,693	$812,362,957
Preferred stocks	5,996,411	4,793,182	1,921,513
Common stocks—affiliated	—	29,000,000	15,675,134
Mortgage loans	219,764,879	164,092,932	148,318,160
Real estate	19,766,856	20,130,780	18,748,800
Contract loans	15,549,406	13,300,311	12,334,865
Cash and cash equivalents	11,357,722	5,274,284	1,104,001
Short—term investments	13,892,879	10,407,115	3,467,105
Other invested assets	77,962,310	49,620,958	84,450,043
Derivative instruments	28,569,938	24,570,535	22,677,641
Other	(254,004)	(2,843,509)	1,123,266

Gross investment income	1,672,753,778	1,359,421,281	1,122,183,485
Amortization of IMR	(3,131,505)	3,177,460	9,698,246
Investment expenses	(53,507,722)	(49,309,713)	(43,302,326)

Net investment income and amortization of IMR	$1,616,114,551	$1,313,289,028	$1,088,579,405

3.	STRUCTURED SECURITIES

The carrying value and fair value of structured securities, by type, as of December 31, were as follows:

2024	Carrying Value	Gross Unrealized Capital Gain	Gross Unrealized Capital Loss	Fair Value
MBS:
Commercial	$1,484,288,701	$14,110,915	$80,372,410	$1,418,027,206
Residential	2,048,362,581	18,540,025	152,738,519	1,914,164,087

	3,532,651,282	32,650,940	233,110,929	3,332,191,293
Other ABS	4,686,345,201	36,659,450	74,178,332	4,648,826,319

Total	$8,218,996,483	$69,310,390	$307,289,261	$7,981,017,612

2023	Carrying Value	Gross Unrealized Capital Gain	Gross Unrealized Capital Loss	Fair Value
MBS:
Commercial	$1,372,897,200	$20,399,184	$94,566,205	$1,298,730,179
Residential	1,646,249,560	46,153,330	133,794,873	1,558,608,017

	3,019,146,760	66,552,514	228,361,078	2,857,338,196
Other ABS	3,988,325,139	14,386,330	132,657,542	3,870,053,927

Total	$7,007,471,899	$80,938,844	$361,018,620	$6,727,392,123

Aging of unrealized capital losses on the Company’s structured securities as of December 31, was as follows:

	Less than One Year		One Year or More		Total
2024	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss
MBS:
Commercial	$331,797,896	$7,974,847	$581,711,756	$72,397,563	$913,509,652	$80,372,410
Residential	628,685,248	23,242,682	734,766,490	129,495,837	1,363,451,738	152,738,519

	960,483,144	31,217,529	1,316,478,246	201,893,400	2,276,961,390	233,110,929
Other ABS	397,188,177	4,899,105	935,202,493	69,279,227	1,332,390,670	74,178,332

Total	$1,357,671,321	$36,116,634	$2,251,680,739	$271,172,627	$3,609,352,060	$307,289,261

	Less than One Year		One Year or More		Total
2023	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss
MBS:
Commercial	$111,997,874	$2,188,186	$681,209,133	$92,378,019	$793,207,007	$94,566,205
Residential	226,916,868	4,647,971	808,820,570	129,146,902	1,035,737,438	133,794,873

	338,914,742	6,836,157	1,490,029,703	221,524,921	1,828,944,445	228,361,078
Other ABS	390,640,154	9,504,552	1,869,375,740	123,152,990	2,260,015,894	132,657,542

Total	$729,554,896	$16,340,709	$3,359,405,443	$344,677,911	$4,088,960,339	$361,018,620

A portion of the commercial and residential MBS portfolios are backed by collateral guaranteed or insured by a government agency. As of December 31, 2024 and 2023, 61% of the carrying value of the residential MBS portfolio was guaranteed by a government agency. As of December 31, 2024 and 2023, 40% and 41%, respectively, of the carrying value of the commercial MBS portfolio was guaranteed by a government agency.

There was $1,964,417 and no OTTI as of December 31, 2024 and 2023, respectively, on loan-backed and structured securities related to the intent to the sell, inability or lack of intent to hold for a period of time sufficient to recover the amortized cost basis of the security. There was no OTTI on loan-backed and structured securities based on the present value of future cash flows expected to be less than amortized cost basis of the security as of December 31, 2024 and $1,165,767 as of December 31, 2023, as shown in the following table:

2024	Amortized Cost Basis Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost Basis After OTTI	Fair Value at the Date of Impairment	Date of Financial Statement Reported
CUSIP:
12595BBD2	$4,986,340	$3,302,500	$1,683,840	$3,302,500	$3,302,500	09/30/2024
12532CAC9	1,477,577	1,197,000	280,577	1,197,000	1,197,000	09/30/2024

Total	$6,463,917	$4,499,500	$1,964,417	$4,499,500	$4,499,500

2023	Amortized Cost Basis Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost Basis After OTTI	Fair Value at the Date of Impairment	Date of Financial Statement Reported
CUSIP:
G7256KAB0	$13,105,320	$12,871,729	$233,591	$12,871,729	$10,905,725	06/30/2023
21872BAL0	11,260,257	10,806,065	454,192	10,806,065	9,903,902	09/30/2023
21873EAE9	4,762,598	4,606,325	156,273	4,606,325	4,663,066	12/31/2023
21873EAG4	9,176,271	8,854,560	321,711	8,854,560	8,871,240	12/31/2023

Total	$38,304,446	$37,138,679	$1,165,767	$37,138,679	$34,343,933

4.	FAIR VALUE MEASUREMENTS

The categorization and input level of the Company’s financial instruments measured and reported at fair value, as of December 31, were as follows:

2024	Quoted Prices in Markets for Assets or Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
U.S. corporate	$—	$—	$81,234	$81,234
Common stocks—unaffiliated	—	129,494,200	—	129,494,200
Securities lending and repurchase agreement cash collateral	1,451,689,572	—	—	1,451,689,572
Derivative assets	—	76,913,149	—	76,913,149
ABS	—	—	36,469	36,469
State and political subdivisions securities	—	238,914	—	238,914
Preferred stocks	—	26,298,380	—	26,298,380
Securities lending and repurchase agreement cash collateral liability	(1,451,689,572)	—	—	(1,451,689,572)
Derivative cash collateral held liability	(228,082,000)	—	—	(228,082,000)

Total without separate accounts	(228,082,000)	232,944,643	117,703	4,980,346
Separate accounts	455,492,205	1,505,176,551	—	1,960,668,756

Total	$227,410,205	$1,738,121,194	$117,703	$1,965,649,102

2023	Quoted Prices in Markets for Assets or Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
U.S. corporate	$—	$81,221	$2,097,658	$2,178,879
Commercial MBS	—	—	1,477,577	1,477,577
Common stocks—unaffiliated	3,565,057	102,524,000	—	106,089,057
Securities lending and repurchase agreement cash collateral	857,875,519	—	—	857,875,519
Derivative assets	—	56,312,940	—	56,312,940
ABS	—	—	227,277	227,277
All other governments	—	—	447,350	447,350
Preferred stocks	—	29,342,400	—	29,342,400
Securities lending and repurchase agreement cash collateral liability	(857,875,519)	—	—	(857,875,519)
Derivative cash collateral held liability	(129,442,000)	—	—	(129,442,000)

Total without separate accounts	(125,876,943)	188,260,561	4,249,862	66,633,480
Separate accounts	1,641,285,505	3,327,046,090	—	4,968,331,595

Total	$1,515,408,562	$3,515,306,651	$4,249,862	$5,034,965,075

A description of the significant inputs and valuation techniques used to determine fair value for Level 2 and Level 3 assets and liabilities on a recurring basis is as follows:

Level 2 Measurements

U.S. Corporate—Price determined by an independent third-party source.

Common Stocks-Unaffiliated—These FHLB capital stocks are only redeemable at par, so the fair value is presumed to be par.

Derivative Assets—These derivatives are principally valued using an income approach. The valuation of these securities is based on present value techniques, which utilize significant inputs that may include implied volatility, swap yield curve, and repurchase rates.

State and Political Subdivisions Securities—These securities are principally valued using the market approach, which uses prices and other relevant information generated by market transactions for similar assets. The valuation of these securities is based primarily on quoted prices in active markets, or through the use of matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spread from the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

Preferred Stocks—These securities are principally valued using the market approach. The valuation of these securities is based principally on observable inputs including quoted prices in markets that are not considered active.

Separate Accounts—Separate accounts are comprised primarily of common collective trusts which are valued based on independent pricing services. The pricing services, in general, employ a market approach to valuing portfolio investments using market prices from exchanges or matrix pricing when quoted prices are not available, and other relevant data inputs as necessary. When current market prices or pricing service quotations are not available, the trustees use contractual cash flows and other inputs to value the funds.

Level 3 Measurements

In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described above. However, if key inputs are unobservable, or if the investments are illiquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or the general lack of transparency to develop the valuation estimates, causing these investments to be classified in Level 3.

U.S. Corporate—These securities are principally valued using the market and income approaches with significant adjustments that utilize unobservable inputs or cannot be derived principally from, or corroborated by, observable market data, including additional spread adjustments to reflect industry trends or specific credit-related issues. Valuations may be based on independent non-binding broker quotations. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or the general lack of transparency to develop the valuation estimates generally causing these investments to be classified in Level 3. Generally, below investment grade privately placed or distressed securities included in this level are valued using discounted cash flow methodologies which rely upon significant, unobservable inputs and inputs that cannot be derived principally from, or corroborated by, observable market data.

Commercial Mortgage-Backed Securities, Asset-Backed Securities, and All Other Governments—These securities are principally valued using the market approach. The valuation of these securities is based primarily on matrix pricing or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, or are based on independent non-binding broker quotations.

Net Transfers into and out of Level 3—Changes in assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the years ended December 31, were as follows:

	Balance Jan 1, 2024	Capital Gain (Loss) Included in Net Income (Loss)	Purchases	Sales	Settlements, Paydowns, and Amortizations	Net Transfers Into Level 3	Net Transfers Out of Level 3	Balance Dec 31, 2024
ABS	$227,277	$1,803	$—	$—	$(192,611)	$—	$—	$36,469
All other governments	447,350	430,888	—	(878,238)	—	—	—	—
U.S. corporate	2,097,658	(48,862)	—	(2,101,508)	38,506	160,440	(65,000)	81,234
Commercial MBS	1,477,577	(472,097)	—	(1,005,480)	—	—	—	—

Total	$4,249,862	$(88,268)	$—	$(3,985,226)	$(154,105)	$160,440	$(65,000)	$117,703

	Balance Jan 1, 2023	Capital Gain (Loss) Included in Net Income (Loss)	Purchases	Sales	Settlements, Paydowns, and Amortizations	Net Transfers Into Level 3	Net Transfers Out of Level 3	Balance Dec 31, 2023
ABS	$408,423	$—	$—	$(21,201)	$(159,945)	$—	$—	$227,277
All other governments	464,988	(17,638)	—	—	—	—	—	447,350
U.S. corporate	602,806	(23,092,731)	—	—	1,393	25,039,601	(453,411)	2,097,658
Commercial MBS	—	—	—	—	—	1,477,577	—	1,477,577

Total	$1,476,217	$(23,110,369)	$—	$(21,201)	$(158,552)	$26,517,178	$(453,411)	$4,249,862

Fair Value of Financial Instruments—The carrying value, fair value, and fair value hierarchy level of the Company’s financial instruments as of December 31, were as follows:

2024	Carrying Value	Fair Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial assets:
Bonds	$27,182,205,567	$25,015,980,263	$—	$22,183,484,088	$2,832,496,175	$—
Preferred stocks	$185,318,530	$183,583,769	$—	$83,583,769	$—	$100,000,000
Common stocks—unaffiliated	$136,739,527	$136,739,527	$—	$129,494,200	$—	$7,245,327
Mortgage loans	$5,454,910,787	$5,166,206,906	$—	$—	$5,166,206,906	$—
Other invested assets—surplus notes	$116,278,591	$85,166,499	$—	$85,166,499	$—	$—
Contract loans	$345,366,146	$345,366,146	$—	$—	$—	$345,366,146
Cash and cash equivalents	$(14,330,014)	$(14,330,014)	$(14,330,014)	$—	$—	$—
Short—term investments	$248,531,062	$248,546,454	$—	$248,546,454	$—	$—
Securities lending and repurchase agreement cash collateral	$1,451,689,572	$1,452,730,266	$1,452,730,266	$—	$—	$—
Other invested assets—derivative assets	$218,342,885	$224,820,927	$—	$224,820,927	$—	$—

Financial liabilities:
Deposit—type contracts	$8,922,218,018	$8,326,767,419	$—	$—	$8,326,767,419	$—
Securities lending and repurchase agreement cash collateral liability	$1,451,689,572	$1,452,730,266	$1,452,730,266	$—	$—	$—
Other liabilities—derivative cash collateral	$228,082,000	$228,082,000	$228,082,000	$—	$—	$—
Other liabilities—derivative liabilities	$10,623,006	$2,087,371	$—	$2,087,371	$—	$—
Borrowings	$140,417,583	$140,417,583	$140,417,583	$—	$—	$—

2023	Carrying Value	Fair Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial assets:
Bonds	$25,000,227,518	$23,195,210,968	$—	$20,886,010,003	$2,309,200,965	$—
Preferred stocks	$196,557,425	$193,982,045	$—	$93,982,045	$—	$100,000,000
Common stocks—unaffiliated	$113,334,384	$113,334,384	$3,565,057	$102,524,000	$—	$7,245,327
Mortgage loans	$4,371,524,057	$4,073,511,976	$—	$—	$4,073,511,976	$—
Other invested assets—surplus notes	$115,033,342	$89,284,899	$—	$89,284,899	$—	$—
Contract loans	$269,338,443	$269,338,443	$—	$—	$—	$269,338,443
Cash and cash equivalents	$51,877,189	$51,839,260	$30,427,392	$21,411,868	$—	$—
Short—term investments	$321,600,000	$321,600,000	$—	$321,600,000	$—	$—
Securities lending and repurchase agreement cash collateral	$857,875,519	$857,885,287	$857,885,287	$—	$—	$—
Other invested assets—derivative assets	$123,702,320	$164,642,139	$—	$164,642,139	$—	$—
Financial liabilities:
Deposit—type contracts	$7,293,351,197	$6,628,719,467	$—	$—	$6,628,719,467	$—
Securities lending and repurchase agreement cash collateral liability	$857,875,519	$857,885,287	$857,885,287	$—	$—	$—
Other liabilities—derivative cash collateral	$129,442,000	$129,442,000	$129,442,000	$—	$—	$—
Other liabilities—derivative liabilities	$33,064,347	$31,077,175	$—	$31,077,175	$—	$—
Borrowings	$210,454,427	$210,454,427	$210,454,427	$—	$—	$—

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Bonds—Fair values for bonds, including loan-backed securities, are based on quoted market prices, where available. For bonds for which market values are not readily available, fair values were estimated by the Company using projected future cash flows, current market rates, credit quality, and maturity date.

Preferred Stocks—Fair values for preferred stocks are based on market value, where available. For preferred stocks for which market values are not available, fair values were estimated by the Company using projected future cash flows, current market rates, credit quality, and maturity date.

Common Stocks-Unaffiliated—These securities are principally valued using the market approach. The valuation of these securities is based principally on observable inputs including quoted prices in active markets. It is not practicable to measure the fair value in certain common stocks-unaffiliated when using the equity method and when measuring fair value in certain private stocks.

Mortgage Loans—Fair values for mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk.

Other Invested Assets-Surplus Notes—Fair values for other invested assets-surplus notes are based on quoted market prices for similar assets.

Contract Loans—Contract loans are stated at the aggregate unpaid balance plus any accrued interest which is 90 days or more past due. It is not practicable to determine fair value as contract loans are often repaid by reducing the policy benefits and have variable maturity dates. As of December 31, 2024 and 2023, the effective interest rates were 5.59% and 5.76%, respectively.

Cash and Cash Equivalents—The carrying value for cash and other cash equivalents approximates fair value.

Short-Term Investments—The carrying value of short-term unsecured revolving credit notes approximates fair value and is included within Level 2 due to the internal nature and with no public market.

Securities Lending and Repurchase Agreement Cash Collateral, Other Liabilities-Derivative Cash Collateral, and Securities Lending and Repurchase Agreement Cash Collateral Liability—Comprised of U.S. Direct Obligation/Full Faith and Credit Exempt money market instruments, commercial paper, cash, and all highly-liquid debt securities purchased with an original maturity of less than three months. The money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. If public quotations are not available for commercial paper or debt securities, because of the highly-liquid nature of these assets, the carrying value may be used to approximate fair value.

Other Invested Assets-Derivative Assets and Other Liabilities-Derivative Liabilities—These derivatives are principally valued using an income approach. The valuation of these securities is based on present value techniques and option pricing models, which utilize significant inputs that may include implied volatility, the swap yield curve, and repurchase rates.

Deposit-Type Contracts—Fair values of guaranteed interest contracts, annuities, and supplementary contracts without life contingencies in payout status are estimated by calculating an average present value of expected cash flows over a broad range of interest rate scenarios using the current market risk-free interest rates adjusted for spreads required for publicly traded bonds issued by comparably rated insurers. The carrying amount for all other deposit-type contracts approximates fair value.

Borrowings—Fair values of long-term FHLB borrowings are estimated by discounting expected future cash flows using current interest rates for debt with comparable terms and are included within Level 2. Fair values of short-term FHLB borrowings and other borrowings approximates carrying value and are included within Level 1. The carrying value of short-term unsecured revolving credit notes approximates fair value and is included within Level 2 due to the internal nature and with no public market.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The following table summarizes the Company’s derivative financial instruments as of December 31:

2024	Notional Amount	Credit Exposure	Carrying Value		Fair Value
			Assets	Liabilities	Assets	Liabilities
Foreign currency swaps	$2,303,840,798	$37,407,420	$141,429,736	$10,584,000	$147,907,778	$2,048,365
Interest rate swaps	104,750,000	1,557,810	—	39,006	—	39,006
Purchase options—other call options and warrants	1,117,444,144	—	76,913,149	—	76,913,149	—

Total	$3,526,034,942	$38,965,230	$218,342,885	$10,623,006	$224,820,927	$2,087,371

2023	Notional Amount	Credit Exposure	Carrying Value		Fair Value
			Assets	Liabilities	Assets	Liabilities
Foreign currency swaps	$1,868,418,332	$29,023,976	$67,389,380	$33,064,347	$108,329,199	$31,077,175
Purchase options—other call options and warrants	736,367,703	—	56,312,940	—	56,312,940	—

Total	$2,604,786,035	$29,023,976	$123,702,320	$33,064,347	$164,642,139	$31,077,175

The changes in value of derivatives for the years ended December 31, were reported on the statutory financial statements as follows:

2024	Unassigned Surplus	Net Realized Capital Gain (Loss)	Net Investment Income
Foreign currency swaps	$96,520,703	$4,784,947	$28,567,970
Interest rate swaps	(39,006)	(187,500)	1,968
Purchase options—other call options and warrants	2,945,728	31,284,094	—

Total	$99,427,425	$35,881,541	$28,569,938

2023	Unassigned Surplus	Net Realized Capital Gain (Loss)	Net Investment Income
Foreign currency swaps	$(69,297,919)	$6,707,145	$25,103,866
Interest rate swaps	—	376,750	—
Purchase options—other call options and warrants	27,049,089	4,438,957	—

Total	$(42,248,830)	$11,522,852	$25,103,866

2022	Unassigned Surplus	Net Realized Capital Gain (Loss)	Net Investment Income
Foreign currency swaps	$99,370,050	$3,488,845	$22,677,641
Purchase options—other call options and warrants	(17,731,769)	(5,953,923)	—

Total	$81,638,281	$(2,465,078)	$22,677,641

The net gains and losses recognized in unrealized gains (losses), representing purchase options-other call options and warrants gain or loss, excluded from the assessment of hedge effectiveness was a net gain of $2,906,722 and $27,049,089 as of December 31, 2024 and 2023, respectively.

Certain of the Company’s derivative instruments contain provisions requiring collateral against fair value subject to minimum transfer amounts. The aggregate fair value of all the derivative instruments with collateral features resulted in a net asset of $222,733,557 and $133,564,963 as of December 31, 2024 and 2023, respectively. The Company did not pledge collateral as of December 31, 2024 or 2023. The Company was holding $228,082,000 and $129,442,000 of cash collateral reflected as assets and liabilities within the statutory financial statements as of December 31, 2024 and 2023, respectively.

The value of financial instruments with off-balance sheet risk included assets of $1,335,788,086 and $394,940,929 and liabilities of $314,717,200 and $355,331,415 as of December 31, 2024 and 2023, respectively. The amount of potential exposure related to the off-balance sheet risk of counterparties failing to completely perform according to the terms of the contract and any collateral proved to be of no value was $38,965,230 and $29,023,976 as of December 31, 2024 and 2023, respectively.

6.	INCOME TAXES

The Company is part of an affiliated group of corporations that files a consolidated U.S. Corporate Income Tax Return. As of December 31, 2024, the Company’s federal income tax return was consolidated with the following affiliates: Mutual of Omaha; Mutual DMLT Trust; Mutual of Omaha Holdings and its subsidiaries; Omaha Medicare Advantage; OFHI and certain of its subsidiaries including MMSI; Mutual of Omaha Mortgage and its subsidiary Review Counsel; Omaha Health; Omaha Supplemental; Companion; Medicare Advantage Company; Mutual Structured Settlement; Omaha Re;

United DMLT Trust; and United World. The Company also files state income tax returns in certain jurisdictions.

Federal income tax is allocated between the members of the consolidated return pursuant to a written agreement approved by the Board of Directors. The Company’s provision for federal income tax incurred is based on a separate return calculation wherein the current tax benefit for net operating losses, capital losses, charitable contributions, and credits are not included until such would have been recognized on a separate return basis.

There were no deposits reported as admitted under Section 6603 of the Internal Revenue Service Code as of December 31, 2024 and 2023.

The Inflation Reduction Act, enacted August 16, 2022, included a new corporate alternative minimum tax effective for years beginning after 2022. The Company has determined that it is a non-applicable reporting entity.

Federal and foreign income tax (benefit) incurred for the years ended December 31, consisted of the following major components:

	2024	2023	2022
Current federal income tax (benefit)	$110,960,376	$86,532,887	$69,550,036
Current foreign income tax (benefit)	533,994	3,059,152	10,000

Federal and foreign income tax (benefit)	111,494,370	89,592,039	69,560,036
Federal income tax (benefit) on net realized capital gain (loss)	(6,136,628)	(15,018,578)	(5,386,552)

Total federal and foreign income tax (benefit)	105,357,742	74,573,461	64,173,484
Change in net deferred income tax (benefit)	(38,159,953)	(59,465,623)	(75,274,509)

Total federal and foreign income tax (benefit) incurred	$67,197,789	$15,107,838	$(11,101,025)

Reconciliations between federal and foreign income tax (benefit) based on the federal corporate income tax rate and the effective tax rate for the years ended December 31, were as follows:

	2024	2023	2022
Net income (loss) from operations before federal and foreign income tax (benefit) and net realized capital gain (loss)	$413,650,353	$252,958,399	$119,010,610
Net realized capital gain (loss) before federal and foreign income tax (benefit) and transfers to (from) IMR	(39,772,990)	(95,803,494)	(63,755,403)

Total pre—tax income (loss)	373,877,363	157,154,905	55,255,207
Statutory tax rate	21%	21%	21%

Expected federal and foreign income tax (benefit) incurred	78,514,246	33,002,530	11,603,593
Prior year adjustments	(882,514)	193,141	(2,187,558)
Non-taxable investment income	(3,889,006)	(7,477,750)	(4,745,780)
Amortization and release of IMR	1,039,933	(385,160)	(1,649,147)
Nonadmitted tax assets in surplus	(634,113)	(3,158,488)	(3,356,110)
Reserve adjustments to surplus	1,388,543	469,963	(4,555,731)
Adjustments to ceding commissions	(7,961,909)	(5,641,211)	(5,836,038)
LIHTC investments—net of amortization	(1,339,865)	(742,395)	(729,249)
Other	962,474	(1,152,792)	354,995

Total federal and foreign income tax (benefit) at effective tax	$67,197,789	$15,107,838	$(11,101,025)

There were no net operating loss carryforwards, as of December 31, 2024.

The following income taxes incurred in the current and prior years that will be available for recoupment in the event of future losses:

Ordinary	Capital	Total	Year
XXX	$—	$—	2024
XXX	—	—	2023
XXX	1,783,410	1,783,410	2022

XXX	$1,783,410	$1,783,410

As of December 31, 2024, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within twelve months of the reporting date.

The components of DTA and DTL as of December 31, were as follows:

	2024
	Ordinary	Capital	Total
Gross DTA	$521,796,664	$14,536,349	$536,333,013
Nonadmitted DTA	(265,158,984)	—	(265,158,984)

Net admitted DTA	256,637,680	14,536,349	271,174,029
DTL	(69,346,216)	(72,366,073)	(141,712,289)

Net DTA (DTL)	$187,291,464	$(57,829,724)	$129,461,740

	2023
	Ordinary	Capital	Total
Gross DTA	$490,139,935	$15,611,739	$505,751,674
Nonadmitted DTA	(233,572,402)	—	(233,572,402)

Net admitted DTA	256,567,533	15,611,739	272,179,272
DTL	(77,282,248)	(62,998,135)	(140,280,383)

Net DTA (DTL)	$179,285,285	$(47,386,396)	$131,898,889

The Company has admitted DTAs as of December 31, as follows:

	2024
	Ordinary	Capital	Total
Federal income tax paid in prior years recoverable through loss carrybacks	$—	$1,783,410	$1,783,410

Adjusted gross DTA expected to be realized (lesser of 1 or 2)	$116,147,880	$11,530,450	$127,678,330

1. Adjusted gross DTA expected to be realized following the balance sheet date	$116,147,880	$11,530,450	$127,678,330
2. Adjusted gross DTA allowed per limitation threshold	XXX	XXX	378,552,334
Adjusted gross DTA that can be offset against DTL	140,489,800	1,222,489	141,712,289

DTA admitted as the result of application of SSAP No. 101	$256,637,680	$14,536,349	$271,174,029

	2023
	Ordinary	Capital	Total
Federal income tax paid in prior years recoverable through loss carrybacks	$—	$11,703,967	$11,703,967

Adjusted gross DTA expected to be realized (lesser of 1 or 2)	$120,194,922	$—	$120,194,922

1. Adjusted gross DTA expected to be realized following the balance sheet date	$120,194,922	$—	$120,194,922
2. Adjusted gross DTA allowed per limitation threshold	XXX	XXX	337,479,721
Adjusted gross DTA that can be offset against DTL	136,372,611	3,907,772	140,280,383

DTA admitted as the result of application of SSAP No. 101	$256,567,533	$15,611,739	$272,179,272

The authorized control level risk-based capital (“RBC”) ratio percentages used to determine recovery period and threshold limitation amounts were 804% and 764% as of December 31, 2024 and 2023, respectively. The amounts of adjusted capital and surplus used to determine recovery period and threshold limitations were $2,975,178,292 and $2,619,658,720 as of December 31, 2024 and 2023, respectively.

The impact of tax planning strategies as of December 31, were as follows:

2024	Ordinary	Capital	Total
Adjusted gross DTAs	$521,796,664	$14,536,349	$536,333,013
Percentage of total adjusted gross DTAs attributable to the impact of tax planning strategies	0.0%	79.3%	2.1%
Net admitted adjusted gross DTAs	$256,637,680	$14,536,349	$271,174,029
Percentage of total net admitted adjusted gross DTAs attributable to the impact of tax planning strategies	0.0%	79.3%	4.3%

2023	Ordinary	Capital	Total
Adjusted gross DTAs	$490,139,935	$15,611,739	$505,751,674
Percentage of total adjusted gross DTAs attributable to the impact of tax planning strategies	0.0%	52.6%	52.6%
Net admitted adjusted gross DTAs	$256,567,533	$15,611,739	$272,179,272
Percentage of total net admitted adjusted gross DTAs attributable to the impact of tax planning strategies	0.0%	52.6%	52.6%

The Company’s tax planning strategy did not include reinsurance.

The tax effects of temporary differences that give rise to significant portions of the DTA and DTL as of December 31, were as follows:

	2024	2023	Change
DTA:
Ordinary
Policy reserves	$199,751,312	$203,328,249	$(3,576,937)
Deferred acquisition costs	282,878,090	251,172,836	31,705,254
Fixed assets	1,367,906	1,374,968	(7,062)
Compensation and benefit accruals	4,828,493	4,910,174	(81,681)
Nonadmitted assets	28,754,713	28,118,780	635,933
Other	4,216,150	1,234,928	2,981,222

Subtotal	521,796,664	490,139,935	31,656,729
Nonadmitted DTA	(265,158,984)	(233,572,402)	(31,586,582)

Admitted ordinary DTA	256,637,680	256,567,533	70,147

Capital - investments	14,536,349	15,611,739	(1,075,390)

Admitted capital DTA	14,536,349	15,611,739	(1,075,390)

Admitted DTA	271,174,029	272,179,272	(1,005,243)

DTL:
Ordinary:
Investments	(29,178,208)	(22,782,577)	(6,395,631)
Policy reserves	(15,684,624)	(30,794,574)	15,109,950
Advanced commissions	(24,295,687)	(23,217,119)	(1,078,568)
Other	(187,697)	(487,978)	300,281

Subtotal	(69,346,216)	(77,282,248)	7,936,032

Capital:
Investments	(72,366,073)	(62,998,135)	(9,367,938)
Real estate	—	—	—

Subtotal	(72,366,073)	(62,998,135)	(9,367,938)

DTL	(141,712,289)	(140,280,383)	(1,431,906)

Net admitted DTA	$129,461,740	$131,898,889	$(2,437,149)

The Company’s deferred tax liability does not include a deferred tax liability for investment in subsidiaries.

The change in net deferred income tax (benefit), exclusive of nonadmitted assets reported separately from the change in net deferred income tax (benefit) in surplus, during the years ended December 31, was comprised of the following:

	2024	2023	Change
DTA	$536,333,013	$505,751,674	$30,581,339
DTL	(141,712,289)	(140,280,383)	(1,431,906)

Net DTA	$394,620,724	$365,471,291	29,149,433

Tax effect of unrealized capital gain (loss)			9,010,520

Change in net deferred income tax (benefit)			$38,159,953

	2023	2022	Change
DTA	$505,751,674	$441,532,524	$64,219,150
DTL	(140,280,383)	(135,765,642)	(4,514,741)

Net DTA	$365,471,291	$305,766,882	59,704,409

Tax effect of unrealized capital gain (loss)			(238,786)

Change in net deferred income tax (benefit)			$59,465,623

7.	RELATED PARTY INFORMATION

The Company’s investments in non-insurance subsidiary, controlled, or affiliated entities’ (“SCA”), as of December 31, were as follows:

	2024		2023
	Admitted	Nonadmitted	Admitted	Nonadmitted
EMLT-U	$414,681,974	$—	$146,427,277	$—
MOOF Fund	$232,367,949	$—	$221,066,779	$—
DMLT Trust	$214,706,346	$—	$86,630,261	$—
Cloverlay	$30,959,153	$—	$27,495,035	$—
Boston Fund	$24,157,395	$—	$27,293,232	$—
MGG Fund	$18,951,696	$—	$16,190,446	$—
Fulcrum	$9,015,814	$—	$8,811,983	$—
MHEG Fund	$8,874,978	$—	$10,425,506	$—
United DMLT Trust	$2,168,751	$—	$875,053	$—
LCN	$67,734	$—	$—	$—

The audited statutory surplus of the Company’s wholly owned insurance SCA, Omaha Re, reflects a departure from the NAIC SAP for a prescribed practice from the NDOI, which requires an excess of loss asset to be recorded as an admitted asset. The Company, however, has adjusted the investment in Omaha Re to be consistent with NAIC SAP, which does not allow the excess of loss asset to be an admitted asset.

The Company has an investment in a New York domiciled insurance SCA, Companion for which the audited statutory surplus and income reflect a departure from NAIC SAP for accounting practices prescribed or permitted by the New York State Department of Financial Services. The differences primarily relate to reserve valuations under New York Circular Letter 11 and New York Regulation 147 and Special Considerations Letter. In 2024, this increased net income by $15,449,384 and decreased surplus $5,391,426. In 2023, this decreased net income by $5,376,067 and decreased surplus $20,840,810. The Company’s investment in Companion was $116,010,551 and $85,063,056 at December 31, 2024 and 2023, respectively. The investment would have been $121,401,977 and $105,903,866 at December 31, 2024 and 2023, respectively, without the prescribed or permitted practices. The RBC of Companion would not have triggered a regulatory event had it not used the prescribed or permitted practice above.

Effective March 22, 2024, the Company renewed a $250,000,000 bilateral unsecured revolving credit note, maturing March 21, 2025, from Mutual of Omaha. As of December 31, 2024 and 2023, there were no outstanding borrowings under this agreement.

The Company has the following borrowing agreements available to affiliates as of December 31, 2024, which are substantially similar to the agreements held in the prior year, unless otherwise noted. All of the outstanding borrowings due to the Company are included in short-term investments on the statutory statements of admitted assets, liabilities, and surplus.

	2024							2023
	Borrowing Company	Issued Date	Maturity Date	Type of Borrowing	Interest Rates	Maximum Borrowing	Amount Outstanding	Amount Outstanding
	Mutual of Omaha	03/22/2024	03/21/2025	Bilateral unsecured revolving credit note	4.43%-5.43%	$500,000,000	$183,000,000	$158,100,000
*	Mutual of Omaha Mortgage	10/25/2024	10/24/2025	Secured warehouse line agreement	6.38%-7.40%	$250,000,000	$47,000,000	$63,500,000
**	Mutual of Omaha Mortgage	11/22/2024	02/26/2025	Unsecured demand revolving credit note	4.80%-5.86%	$70,000,000	$10,000,000	$100,000,000
***	MMSI	10/25/2024	10/24/2025	Secured warehouse line agreement	6.38%-6.76%	$150,000,000	$—	$—

*	Note was amended with a new maximum borrowing limit of $250,000,000, a decrease from $400,000,000 agreement as of December 31, 2023.
**

Note was amended with a new maximum borrowing limit of $70,000,000, a decrease from $100,000,000 agreement as of December 31, 2023. This note was subsequently renewed on February 26, 2025 with a note substantially similar to the agreement held in the prior year.

***	Note was new in 2024 and was not effective in 2023.

The Company had the following cash capital transactions with affiliates during the years ended December 31:

2024	Purchase	Capital Contribution Received (Paid)	Return of Capital Received (Paid)	Dividend Received (Paid)/ Income		Affiliate
2024	(154,682,628)	—	29,745,696	—		DMLT Trust
2024	—	(275,440,473)	28,002,577	—		EMLT-U
Q4	—	(250,000)	—	—		Medicare Advantage Company

Total	$(154,682,628)	$(275,690,473)	$57,748,273	$—

2023	Purchase	Capital Contribution Received (Paid)	Return of Capital Received (Paid)	Dividend Received (Paid)/ Income		Affiliate
March 16	$—	$—	$—	$28,000,000		Omaha Re
June 21	—	—	—	1,000,000		Omaha Re
August 11	—	(230,000)	—	—		Medicare Advantage Company
October 20	—	150,000,000	—	—		Mutual of Omaha
November 15	—	150,000,000	—	—		Mutual of Omaha
Q4	—	50,000,000	—	—	*	Mutual of Omaha
Q4	—	(11,600,000)	—	—	**	Companion

Total	$—	$338,170,000	$—	$29,000,000

*

On January 26, 2024, the Company received a $50,000,000 cash capital contribution from Mutual of Omaha that was accrued for in other assets on the statutory statements of admitted assets, liabilities, and surplus, as of December 31, 2023.

**	On January 29, 2024, the Company paid a $11,600,000 cash capital contribution to Companion that was accrued for in payable to parent, subsidiaries, and affiliates-net as of December 31, 2023.

2022	Purchase	Capital Contribution Received (Paid)	Return of Capital Received (Paid)	Dividend Received (Paid)/ Income	Affiliate
June 22	$—	$—	$8,800,000	$—	Omaha Re
December 9	—	—	97,324,866	15,675,134	Omaha Re
December 27	—	—	3,700,000	—	Medicare Advantage Company

Total	$—	$—	$109,824,866	$15,675,134

The Company is a member of a controlled group of companies and as such its results may not be indicative of those if it were to be operated on a stand-alone basis. Any amounts due to or from each affiliated company are presented on a net basis in the statutory financial statements.

Mutual of Omaha and certain of its direct and indirect subsidiaries, including the Company, will make available to each other the services of certain employees, specialists, professionals, skilled and experienced administrators, and specialized equipment as needed. The services made available under the agreement, may include, but are not limited to human resources, facilities, print and mail, payroll, finance and accounting, treasury and investments, internal audit, compliance, information technology infrastructure and personnel, marketing, legal, corporate services, broker dealer and investment advisory services, and other services as determined by the parties. Most of the expenses related to these services were paid by Mutual of Omaha and subject to allocation among Mutual of Omaha and its subsidiaries. Management believes the measures used to allocate expenses provide a reasonable allocation that conforms to NAIC guidelines. Additionally, certain amounts are paid or collected by Mutual of Omaha, on behalf of the Company, are generally settled within 30 days. Amounts due for these services are included in payable to parent, subsidiaries, and affiliates-net on the statutory statements of admitted assets, liabilities, and surplus.

Certain amounts paid or collected by Mutual of Omaha, on behalf of the Company, are generally settled within 30 days. The net intercompany payments to affiliates were $2,186,120,934 and $2,147,933,012 for the years ended December 31, 2024 and 2023, respectively.

8.	BORROWINGS AND SECURITIES LENDING

A summary of the Company’s borrowings outstanding as of December 31, was as follows:

	2024		2023
	Interest Rates	Amount Outstanding	Amount Outstanding
Federal Home Loan Bank line of credit	4.57%	$139,685,400	$209,983,300
Federal Home Loan Bank line of credit—accrued interest due in 2025 and 2024, respectively	Variable	732,183	471,127

Total		$140,417,583	$210,454,427

FHLB—The Company is a member of the FHLB of Topeka. The Company has an agreement with the FHLB under which the Company pledges FHLB approved collateral in return for extensions of credit. It is part of the Company’s strategy to utilize these funds for operations or other long-term projects. Balances outstanding under this agreement are included in borrowings on the statutory statements of admitted assets, liabilities, and surplus. The Company holds FHLB stock as part of the borrowing agreement, which is included in common stocks-unaffiliated included on the statutory statements of admitted assets, liabilities, and surplus. Through its membership, the Company has also entered into funding agreement contracts with the FHLB that are used as part of the Company’s interest spread strategy. The Company applies SSAP No. 52 accounting treatment to these funds, consistent with other deposit-type contracts. The Company and Mutual of Omaha have been authorized by their Boards of Directors to obtain extensions of credit under their agreements with the FHLB. As of December 31, 2024 and 2023, the Company has no long-term outstanding borrowings. As of December 31, 2024 and 2023, the Company has $139,685,400 and $209,983,300, respectively, short-term outstanding borrowings from the FHLB.

The general account collateral pledged to FHLB as of December 31, was as follows:

	2024	2023
Fair value	$4,713,082,092	$4,533,667,538
Carrying value	$5,032,724,455	$4,820,552,944
Aggregate total borrowing	$2,747,585,400	$2,278,283,300

The general account maximum collateral pledged during the years ended December 31, was as follows:

	2024	2023
Fair value	$4,880,321,260	$4,533,667,538
Carrying value	$5,104,446,818	$4,820,552,944
Amount borrowed at time of maximum collateral	$2,914,985,400	$2,278,283,300

The general account amount borrowed from FHLB as of December 31, was as follows:

	2024	2023
Debt	$139,685,400	$209,983,300
Funding agreements	2,607,900,000	2,068,300,000

Aggregate total	$2,747,585,400	$2,278,283,300

The maximum amount of general account aggregate borrowings from FHLB during the years ended December 31, was as follows:

	2024	2023
Debt	$223,323,600	$278,798,500
Funding agreements	2,708,800,000	2,068,300,000

Aggregate total	$2,932,123,600	$2,347,098,500

As of December 31, the funding agreement contracts mature as follows:

2024
2025	$920,600,000
2026	731,000,000
2027	386,700,000
2028	472,600,000
2029	97,000,000

Total	$2,607,900,000

As of December 31, 2024 and 2023, funding agreements were subject to prepayment penalties.

Transfer and Servicing of Financial Assets—The Company has an agreement to sell and repurchase securities. The fair value and cash collateral liability of securities on loan as of December 31, were as follows:

	2024		2023
	Fair Value	Collateral Liability	Fair Value	Collateral Liability
Securities lending	$1,304,540,559	$1,355,844,576	$823,527,251	$857,875,519
Bilateral repurchase lending	94,092,246	95,844,996	—	—

Total securities on loan	$1,398,632,805	$1,451,689,572	$823,527,251	$857,875,519

The transfers of financial assets accounted for as secured borrowings as of December 31, were as follows:

	2024	2023
Assets:
Cash	$38,999,800	$82,999,760
Cash equivalents	429,883,882	99,466,367
Short—term investments	280,916,688	331,132,297
Bonds	701,889,202	344,277,095

Total securities lending cash collateral	$1,451,689,572	$857,875,519

Liabilities:
Securities lending cash collateral	$1,451,689,572	$857,875,519

The Company has accepted collateral that it is permitted to sell or repledge under the Company’s security lending program. The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher-yielding securities than the securities which the Company has lent to other entities under the arrangement. The fair value of the Company’s contractually obligated collateral positions, securities which the borrower may request the return on demand, as of December 31, were as follows:

	2024	2023
30 days or less	$430,917,640	$303,503,791
31 to 60 days	120,169,006	64,736,614
61 to 90 days	52,621,335	65,373,776
Greater than 90 days	849,022,285	424,271,106

Total collateral received	$1,452,730,266	$857,885,287

The amortized cost and fair value of the Company’s collateral reinvested under the Company’s security lending program as of December 31, were as follows:

2024	Amortized Cost	Fair Value
Less than 30 days	$430,904,154	$430,917,640
31 to 60 days	120,133,559	120,169,006
61 to 90 days	52,620,329	52,621,335
91 to 120 days	75,701,856	75,746,276
121 to 180 days	98,422,475	98,469,149
181 to 365 days	371,347,757	371,645,014
1 to 2 years	246,649,882	247,107,053
2 to 3 years	48,309,560	48,440,143
Greater than 3 years	7,600,000	7,614,650

Total collateral reinvested	$1,451,689,572	$1,452,730,266

2023	Amortized Cost	Fair Value
Less than 30 days	$303,253,603	$303,503,791
31 to 60 days	64,733,380	64,736,614
61 to 90 days	65,368,662	65,373,776
91 to 120 days	11,863,045	11,863,045
121 to 180 days	68,066,247	68,058,375
181 to 365 days	139,424,145	139,508,051
1 to 2 years	167,274,359	167,006,178
2 to 3 years	18,048,603	17,927,958
Greater than 3 years	19,843,475	19,907,499

Total collateral reinvested	$857,875,519	$857,885,287

The Company has securities of $1,452,730,266 and $857,885,287 at fair value in response to the possible $1,311,340,272 and $825,483,702 collateral that could be called within one day’s notice as of December 31, 2024 and 2023, respectively. Excess liquidity at the enterprise level would be used to fulfill any remaining obligation due to the Company’s lending/repurchase counterparties.

Of the collateral received for securities lending, the following collateral extended beyond one year from December 31, 2024:

Description of Collateral	Amount
WELLFLEET CLO CLO	$14,009,654
HYUNDAI CAPITAL AMERICA CORP FLOATER	13,701,442
MORGAN STANLEY BANK NA CORP FLOATER	12,449,913
CATERPILLAR FINANCIAL SERVICES CORP FLOATER	11,674,712
PROTECTIVE LIFE GLOBAL FUNDING CORP FLOATER	11,207,723
TPC CLO CLO	11,207,723
JAMESTOWN CLO XII LTD CLO	10,197,222
Battalion CLO LTD CLO	9,339,769
MERCEDES-BENZ FINANCE NORTH AM CORP FLOATER	8,903,602
WELLFLEET CLO CLO	8,872,781
COOPERAT RABOBANK UA/NY CORP FRGN FLOATER	8,405,792
WELLS FARGO BANK NA CORP FLOATER	8,405,792
Cathedral Lake LTD CLO	8,097,569
AMERICAN HONDA FINANCE CORPORA CORP FLOATER	7,938,475
Romark CLO Ltd CLO	7,313,765
GOLUB CLO CLO	7,282,293
CARVAL CLO CLO	7,098,225
SHACKLETON I CLO LTD CLO	7,004,827
NATIONAL AUSTRALIA BK SUB NT CORP FRGN FLOATER	7,004,827
NEUBERGER BERMAN LOAN ADVISERS CLO	6,883,466
CARLYLE CLO	5,656,492
PACIFIC LIFE GLOBAL FUNDING II CORP FLOATER	5,607,079
EAST WEST INVT MGMT CLO 2019-1 CLO	5,604,584
MERCEDES-BENZ FINANCE NORTH AM CORP FLOATER	5,603,862
BRIGADE CLO CLO	5,535,581
MET LIFE GLOB FUNDING I CORP FLOATER	4,903,379
PUBLIC STORAGE OPERATING CO CORP FLOATER	4,776,358
BMW US CAP CORP LLC CORP FLOATER	4,669,885
ROYAL BANK OF CANADA CORP FRGN FLOATER	4,669,885
BRISTOL MYERS SQUIBB CO CORP FLOATER	4,044,120
SHACKLETON I CLO LTD CLO	3,737,644
AUSTRALIA AND NEW ZEALAND BANK CORP FRGN FLOATER	3,362,317
ANGELOGORDON CLO CLO	3,296,305
AUSTRALIA AND NEW ZEALAND BANK CORP FRGN FLOATER	3,268,919
BLUEMOUNTAIN CLO II LTD CLO	3,019,463
JOHN DEERE CAPITAL CORP CORP FLOATER	2,804,286
TOYOTA MOTOR CREDIT CORP CORP FLOATER	2,801,931
MET LIFE GLOB FUNDING I CORP FLOATER	2,801,931
CATERPILLAR FINANCIAL SERVICES CORP FLOATER	2,801,931
CSAIL COMMERCIAL MORTGAGE TRUS CMBS	2,392,271
RAD CLO 5 LTD CLO	2,371,688
COOPERAT RABOBANK UA/NY CORP FRGN FLOATER	2,297,583
JOHN DEERE CAPITAL CORP CORP FLOATER	2,246,738
BANQUE FEDERATIVE DU CREDIT CORP FRGN FLOATER	2,176,166
WESTPAC BANKING CORP CORP FRGN FLOATER	1,867,954
MARSH & MCLENNAN COS INC CORP FLOATER	1,671,819
CARLYLE CLO CLO	1,593,797

Total	$282,583,540

The maximum amount and ending balance for repurchase agreements accounted for as secured borrowings, by maturity, during the years ended December 31, were as follows:

	2024	2023
Maximum amount:
Overnight	$—	$—
1 week to 1 month	$103,875,000	$—
Ending balance:
Overnight	$—	$—
1 week to 1 month	$96,000,000	$—

The maximum amount and ending balance for securities sold under repurchase agreements accounted for as secured borrowings, during the years ended December 31, were as follows:

	2024	2023
Maximum amount:
Carrying value	$94,413,784	$—
Fair value	$102,824,219	$—
Ending balance:
Bonds—NAIC 1:
Carrying value	$92,945,486	$—
Fair value	$94,092,246	$—

The maximum amount and ending balance of cash collateral received was $103,875,000 and $96,000,000, respectively, as of December 31, 2024. There was no non-cash collateral received and no liability to return collateral as of December 31, 2024 and 2023.

The Company’s amortized cost and fair value of the allocation of aggregate collateral reinvested under repurchase agreements, by remaining contractual maturity, as of December 31, 2024, was as follows:

	Amortized Cost	Fair Value
30 days or less	$28,449,613	$28,450,504
31 to 60 days	7,931,586	7,933,926
61 to 90 days	3,474,155	3,474,222
91 to 120 days	4,998,069	5,001,001
121 to 180 days	6,498,154	6,501,235
181 to 365 days	24,517,517	24,537,143
1 to 2 years	16,284,581	16,314,765
2 to 3 years	3,189,545	3,198,167
Greater than 3 years	501,776	502,743

Total collateral reinvested	$95,844,996	$95,913,706

The Company had no outstanding repurchase agreements as of 2023.

In the course of the reporting Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. There were no NAIC designation of 3 or below, or unrated securities sold and reacquired within 30 days of the sale date during the years ended December 31, 2024 and 2023.

9.	REINSURANCE

The Company has reinsurance agreements with affiliate entities. The Company assumes certain group and individual life insurance from Companion. The Company cedes certain individual life insurance to Omaha Re and cedes certain individual health insurance to Mutual of Omaha.

Scottish Re (U.S.), Inc. (“SRUS”) was a reinsurer of the Company on six ceded individual life reinsurance contracts. SRUS was ordered into receivership for the purposes of rehabilitation effective March 6, 2019, in the state of Delaware. A motion for Entry of Liquidation and Injunction Order was approved on July 18, 2023. In accordance with the liquidation order, the Company’s reinsurance agreements with SRUS terminated on September 30, 2023. During 2024, the Company did not write off any additional reinsurance balances due from SRUS or report a net loss as a result of the commutation of reinsurance with SRUS.

During 2023, the Company wrote off a net total of $3,926,153 reinsurance balances due from SRUS as follows:

Policyholder benefits	$7,509,852
Operating expenses	$(3,583,699)

During 2023, the Company has reported in its operations a net loss of $4,168,323, inclusive of the uncollectible reinsurance impact shown above, as a result of commutation of reinsurance with SRUS as follows:

Policyholder benefits	$13,755,257
Net premiums and annuity considerations	$18,141,920
Operating expenses	$8,554,986

The Company did not enter into any new reinsurance agreements with third-party reinsurers during the years ended December 31, 2024 or 2023.

During 2010, the Company entered into a reinsurance agreement with Omaha Re to cede certain term and universal life policies issued by the Company. The agreement covers policies issued from January 1, 2003 through September 30, 2013. A second reinsurance agreement with Omaha Re was executed in 2016 and amended in 2017, ceding certain term life insurance policies issued from October 1, 2013 through December 31, 2017. The 2017 amendment allows for certain term policies issued through December 31, 2019 to be ceded subject to certain limits. Both agreements provide coinsurance to the Company on an indemnity basis for all liabilities arising from the life insurance policies covered under each agreement and are accounted for on a funds withheld basis. There were no amendments to the agreement with Omaha Re during 2024 or 2023.

The current agreement complies with NAIC Actuarial Guideline XLVIII (“AG48”). This agreement cedes policies that meet the definition of Covered Policies as that term is defined in Section 4 of AG48. Funds consisting of Primary Security, in an amount at least equal to the Required Level of Primary Security, are held by the Company on a funds withheld basis. Funds consisting of Other Security, in an amount equal to the portion of the statutory reserves as to which Primary Security is not held, are held on behalf of the Company as security as part of the reinsurance arrangement.

Deferred gains are amortized into operations as earnings emerge from the business reinsured. During 2024, 2023, and 2022, the Company amortized $37,913,850, $26,862,909, and $27,790,659, respectively.

10.	EMPLOYEE BENEFIT PLANS

The Company is allocated expenses from a qualified non-contributory defined-benefit pension plan and a 401(k) defined-contribution plan sponsored by its parent, Mutual of Omaha, based upon various cost allocation methods. The Company has no legal obligation for benefits under these plans. Effective January 1, 2005, the defined-benefit pension plan was amended to freeze plan benefits for participants under 40 years of age. No benefits are available under the defined-benefit pension plan for employees hired on or after January 1, 2005. Substantially all employees are eligible for the 401(k) defined-contribution plan.

The Company’s share of net expense for these plans for the years ended December 31, was as follows:

	2024	2023	2022
Defined—benefit pension plan	$2,109,519	$5,111,221	$(3,896,169)
401(k) defined—contribution plan	$31,359,372	$29,967,100	$26,907,924

The Company has issued a group annuity contract to Mutual of Omaha’s defined-benefit pension plan with a balance of $690,837,066 and $769,465,304 as of December 31, 2024 and 2023, respectively. The Company has also issued a group annuity contract to Mutual of Omaha’s postretirement benefit plan, for which the Company has no legal liability and from which the Company is not allocated any expenses, with a balance of $3,313,718 and $4,963,848 as of December 31, 2024 and 2023, respectively. Plan assets for the 401(k) defined-contribution plan included a group annuity contract issued by the Company with a balance of $157,135,559 and $164,853,266 as of December 31, 2024 and 2023, respectively.

11.	SURPLUS AND DIVIDEND RESTRICTIONS

The portion of unassigned surplus represented by each item below as of December 31, was as follows:

	2024	2023	2022
Unrealized capital gain (loss)	$90,884,743	$24,123,104	$31,682,066
Nonadmitted assets	$(407,536,940)	$(372,800,514)	$(301,571,920)
AVR	$(436,532,983)	$(355,344,096)	$(305,533,139)

Regulatory restrictions limit the amount of dividends available for distribution without prior approval of the Director of the NDOI. As of December 31, 2024, the maximum dividend allowed is $302,155,983.

12.	COMMITMENTS AND CONTINGENCIES

The Company has commitments for additional investments as of December 31, as follows:

	2024	2023
Limited partnership investments	$556,244,351	$531,625,946
Bonds	303,606,071	133,817,400
Mortgage lending	121,975,000	216,894,958

Total	$981,825,422	$882,338,304

As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health insurance guaranty funds. Member companies are subject to assessments each year based on life, health or annuity premiums collected in the state. The Company estimated its costs related to past insolvencies and had a liability for guaranty fund assessments of $27,374,410, offset by estimated premium tax credits of $23,224,616, included in general expenses and taxes due or accrued and other assets, respectively, on the statutory statements of admitted assets, liabilities, and surplus, for a net income (loss) impact of $4,149,795, included in operating expenses on the statutory statements of operations, for the year ended December 31, 2024. For the year ended December 31, 2023, the liability for guarantee fund assessments was $11,702,713, offset by estimated premium tax credits of $10,266,207, included in general expenses and taxes due or accrued and other assets, respectively, on the statutory statements of admitted assets, liabilities, and surplus, for a net income (loss) impact of $1,436,505, included in operating expenses on the statutory statement of operations.

A roll forward of the Company’s assessments paid and accrued premium tax offsets, included in other assets on the statutory statements of admitted assets, liabilities, and surplus, as of December 31, was as follows:

	2024	2023
Balance at January 1	$14,388,212	$10,867,793
Decreases current year:
Premium tax offsets applied	951,411	1,934,281
Refunds received	4,874	—
Decrease in accrual	2,001,334	1,488,319
Increases current year:
Guaranty fund assessments paid	13,687,999	1,977,856
Increase in accrual	12,958,408	4,965,163

Balance at December 31	$38,077,000	$14,388,212

The Company recognizes undiscounted and discounted amounts relating to Penn Treaty Network America and its subsidiaries (together “Penn Treaty”) insolvency. The undiscounted and discounted amounts of the guaranty fund assessments and related assets as of December 31, were as follows:

	Guaranty Fund Assessments		Related Assets
2024	Undiscounted	Discounted	Undiscounted	Discounted
Penn Treaty	$15,512,156	$5,092,621	$12,588,914	$4,212,207

	Guaranty Fund Assessments		Related Assets
2023	Undiscounted	Discounted	Undiscounted	Discounted
Penn Treaty	$15,615,498	$5,266,004	$13,134,450	$4,570,177

There are 50 jurisdictions for liabilities and 39 jurisdictions for premium tax credits by insolvency as of December 31, 2024. Amounts used for the Penn Treaty accruals are the discounted amounts, using a 4.25% discount rate, reported by the National Organization of Life and Health Insurance Guaranty Association.

The Company has adopted resolutions to guarantee timely payment of certain liabilities incurred by its wholly owned subsidiary, Mutual Structured Settlement. The liabilities subject to this guarantee as of December 31, 2024 are $2,309,286,099. The initial liability recognition was exempted under SSAP No. 5, Liabilities, Contingencies and Impairments of Assets, paragraph 19.g, and the maximum potential amount of future payments cannot be estimated because Mutual Structured Settlement is still underwriting new business and the guarantee is essentially unlimited. There were no amounts paid under this agreement as of December 31, 2024 or 2023. Risk of performance is remote as 100% of the structured settlement liabilities are backed by a structured settlement annuity from the Company.

Various lawsuits have arisen in the ordinary course of the Company’s business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.

13.	LEASES

The Company leases certain property to house home office operations in Omaha, Nebraska, from Mutual of Omaha. The current lease expires December 31, 2035. The Company and Mutual of Omaha jointly enter into agreements for the rental of office space, equipment, and computer software under non-cancelable operating leases. The Company’s allocated rent expense for the years ended December 31, 2024, 2023, and 2022, was $65,935,722, $59,088,194, and $48,164,284, respectively.

Future required minimum rental payments under leases as of December 31, 2024, were as follows:

2025	$9,545,419
2026	7,977,300
2027	5,717,521
2028	3,660,218
2029	2,329,572
Thereafter	609,327

Total	$29,839,357

14.	THIRD—PARTY ADMINISTRATORS

During 2024, 2023, and 2022, $101,762,238, $99,105,368, and $92,781,052, respectively, of the Company’s direct premium was written through third-party administrators (“TPAs”). The total TPA premium was not in excess of 5% of the Company’s surplus.

15.	LIABILITY FOR POLICY AND CONTRACT CLAIMS—HEALTH

A reconciliation of the liability for policy and contract claims–health as of December 31, was as follows:

	2024	2023
Health balance at January 1	$1,248,459,498	$1,182,758,978
Reinsurance recoverable	102,704,914	83,339,343

Net balance at January 1	1,145,754,584	1,099,419,635

Incurred related to:
Current year	1,348,191,633	1,212,768,712
Prior years	(35,625,788)	(40,165,972)

Total incurred	1,312,565,845	1,172,602,740

Paid related to:
Current year	880,547,665	787,597,008
Prior years	359,925,566	338,670,783

Total paid	1,240,473,231	1,126,267,791

Net balance at December 31	1,217,847,198	1,145,754,584
Reinsurance recoverable	110,967,805	102,704,914

Balance at December 31	$1,328,815,003	$1,248,459,498

During 2024 and 2023, incurred claims related to prior years were favorable on both an interest and non-interest adjusted basis primarily due to favorable runout within long-term care and group health coverages. Also during 2023, incurred claims related to prior years were favorable on both an interest and non-interest adjusted basis due to favorable runout within Medicare supplement.

The Company did not have any significant changes in methodologies or assumptions used in calculating the liability for unpaid claims and claim adjustment expenses. A roll forward of the liability for claim adjustment expenses, included in general expenses and taxes due or accrued on the statutory statements of admitted assets, liabilities, and surplus, as of December 31, was as follows:

	2024	2023
Prior year accrual	$42,497,309	$41,704,771
Incurred claim adjustment expenses	96,176,259	85,895,982
Paid claim adjustment expenses related to:
Current year	(65,470,123)	(59,512,838)
Prior years	(26,767,300)	(25,590,606)

Total	$46,436,145	$42,497,309

16.	RESERVES FOR LIFE, ANNUITY, AND DEPOSIT—TYPE POLICIES AND CONTRACTS

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the monthly policy anniversary following the date of death. Surrender values are not promised in excess of the legally computed reserves.

For plans of insurance with a substandard underwriting class and for policies with a flat extra substandard premium, substandard reserves are set equal to the unearned portion of the substandard premiums.

As of December 31, 2024 and 2023, the Company had $5,853,606,573 and $10,761,132,265, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the valuation standards set by the NDOI. Reserves to cover the above insurance totaled the gross amount of $96,426,793 and $124,152,166 as of December 31, 2024 and 2023, respectively.

In 2024, the Company made the following reserve changes with a corresponding change to operations:

•	Implemented a new actuarial platform for group payout annuity reserves resulting in an increase in policy reserves of $17,935,277.

•	Corrected traditional life return of premium assumptions, resulting in an increase in policy reserves of $1,523,464.

•	Aligned substandard ceded reserve credits to use a methodology consistent with direct substandard reserves for universal life, resulting in an increase in reserves of $1,488,812.

In 2024, the Company made the following reserve changes with a corresponding change to surplus:

•	Corrected interest margins and policy charges in the universal life PBR deterministic reserve reducing the policy reserves reported at December 31, 2023 by $3,605,674.

•

Updated the mortality assumptions used to calculate certain deficiency reserves, the factors for which are permitted and defined under the Valuation of Life Insurance Policies Model Regulation and NE Title 210, Chapter 71 and are commonly referred to as (“X factors”), resulting in a decrease in reserves of $12,883,684.

•	Updated the mortality assumptions used for calculating reserves for anticipated anti-selective mortality on term conversions resulting in an increase in reserves of $1,619,488.

•	Updated PBR net premium reserve mortality on substandard and simplified issue term contracts resulting in an increase in policy reserves of $2,766,469.

In 2023, the Company made the following reserve changes with a corresponding change to operations:

•	Transitioned to the fixed account guaranteed interest rate as the NPR main guarantee valuation rate under PBR for IUL, resulting in a decrease in reserves of $7,262,026.

•	Implemented a new actuarial platform for traditional life reserves resulting in a decrease in policy reserves of $4,343,108.

•	Implemented a new actuarial platform for deferred fixed annuity reserves resulting in a decrease in policy reserves of $4,753,698.

In 2023, the Company made the following reserve changes with a corresponding change to surplus:

•	Updated the mortality assumptions used for calculating reserves for anticipated anti-selective mortality on term conversions resulting in a decrease in reserves of $4,525,549.

•

Updated the mortality assumptions used to calculate certain deficiency reserves, the factors for which are permitted and defined under the Valuation of Life Insurance Policies Model Regulation and NE Title 210, Chapter 71 and are commonly referred to as “X factors”, resulting in an increase in reserves of $24,798,703.

In 2022, the Company made the following reserve changes with a corresponding change to operations:

•	A $5,000,000 decrease in asset adequacy reserves on universal life policies with secondary guarantees from 2007 through 2012 in accordance with Actuarial Guideline 38 Section 8C (“AG38 8C”).

•	Corrected the current expense loads for a particular universal life plan included in the PBR block which resulted in an increase in the deterministic reserve of $5,806,896.

•	Corrected the industry mortality improvement in the deterministic and stochastic reserve projections under PBR methods, resulting in an increase in reserves of $3,531,736.

In 2022, the Company made the following reserve changes with a corresponding change to surplus:

•	Corrected the risk-free rates used in AG36 calculations for IUL reserves, resulting in a decrease in reserves of $4,486,889.

•	Updated X factors mortality assumptions used to calculate certain deficiency reserves, resulting in a decrease in reserves of $4,371,421.

•	Updated the mortality assumptions used for calculating reserves for anticipated anti-selective mortality on term conversions, resulting in an increase in reserve of $14,416,157.

•	Changed the CRVM expense allowance calculation method for traditional life policies from adjusted curtate to continuous resulting, in an increase in reserves of $13,371,712.

•	Changed the valuation method from net level to unitary method for certain term policies, resulting in an increase in reserves of $1,959,312.

17.	ANALYSIS OF LIFE AND ANNUITY RESERVES AND DEPOSIT—TYPE LIABILITIES BY WITHDRAWAL CHARACTERISTICS

The withdrawal characteristics of the Company’s individual annuity reserves, group annuity reserves, and deposit-type contracts as of December 31, were as follows:

2024	General Account	Separate Account Non-Guaranteed	Total	% of Total
Individual annuity reserves—subject to discretionary withdrawal:
With market value adjustment	$2,379,912,246	$—	$2,379,912,246	44.4%
At book value less current surrender charge of 5% more	97,430,743	—	97,430,743	1.8
At fair value	—	85,970,817	85,970,817	1.6

Total with adjustment or at fair value	2,477,342,989	85,970,817	2,563,313,806	47.8
At book value without adjustment (minimal or no charge)	1,129,889,476	—	1,129,889,476	21.1
Not subject to discretionary withdrawal	1,662,667,187	1,120,983	1,663,788,170	31.1

Gross total	5,269,899,652	87,091,800	5,356,991,452	100.0%

Reinsurance ceded	1,518,819,755	—	1,518,819,755

Net total	$3,751,079,897	$87,091,800	$3,838,171,697

Amount included in book value less current surrender charge of 5% or more that will move to the book value without adjustment for the first time within the year after the statutory—basis statement date:	$3,565,869	$—	$3,565,869

Group annuity reserves—subject to discretionary withdrawal:
With market value adjustment	$475,072,657	$—	$475,072,657	6.0%
At book value without adjustment (minimal or no charge)	11,692,544	—	11,692,544	0.2
Not subject to discretionary withdrawal	7,388,419,846	—	7,388,419,846	93.8

Gross total	7,875,185,047	—	7,875,185,047	100.0%

Reinsurance ceded	11,000,933	—	11,000,933

Net total	$7,864,184,114	$—	$7,864,184,114

Deposit funds liabilities—subject to discretionary withdrawal:
With market value adjustment	$600,297,772	$—	$600,297,772	5.6%
At fair value	—	1,807,041,658	1,807,041,658	16.8

Total with adjustment or at fair value	600,297,772	1,807,041,658	2,407,339,430	22.4
At book value without adjustment (minimal or no charge)	1,778,772,393	—	1,778,772,393	16.6
Not subject to discretionary withdrawal	6,557,581,155	—	6,557,581,155	61.0

Gross total	8,936,651,320	1,807,041,658	10,743,692,978	100.0%

Reinsurance ceded	14,433,302	—	14,433,302

Net total	$8,922,218,018	$1,807,041,658	$10,729,259,676

2023	General Account	Separate Account Non-Guaranteed	Total	% of Total
Individual annuity reserves—subject to discretionary withdrawal:
With market value adjustment	$2,247,940,901	$—	$2,247,940,901	44.7%
At book value less current surrender charge of 5% more	105,040,801	—	105,040,801	2.1
At fair value	—	81,588,987	81,588,987	1.6

Total with adjustment or at fair value	2,352,981,702	81,588,987	2,434,570,689	48.4
At book value without adjustment (minimal
At book value without adjustment (minimal or no charge)	1,070,148,923	—	1,070,148,923	21.3
Not subject to discretionary withdrawal	1,519,832,487	1,054,920	1,520,887,407	30.3

Gross total	4,942,963,112	82,643,907	5,025,607,019	100.0%

Reinsurance ceded	1,615,215,151	—	1,615,215,151

Net total	$3,327,747,961	$82,643,907	$3,410,391,868

Amount included in book value less current surrender charge of 5% or more that will move to the book value without adjustment for the first time within the year after the statutory—basis statement date:	$2,284,837	$—	$2,284,837

Group annuity reserves—subject to discretionary withdrawal:
With market value adjustment	$403,313,923	$—	$403,313,923	5.8%
At book value without adjustment (minimal or no charge)	12,119,383	—	12,119,383	0.2
Not subject to discretionary withdrawal	6,548,576,931	—	6,548,576,931	94.0

Gross total	6,964,010,237	—	6,964,010,237	100.0%

Reinsurance ceded	11,560,257	—	11,560,257

Net total	$6,952,449,980	$—	$6,952,449,980

Deposit funds liabilities—subject to discretionary withdrawal:
With market value adjustment	$789,272,395	$—	$789,272,395	6.5%
At fair value	—	4,816,970,132	4,816,970,132	39.7

Total with adjustment or at fair value	789,272,395	4,816,970,132	5,606,242,527	46.2
At book value without adjustment (minimal or no charge)	608,015,112	—	608,015,112	5.0
Not subject to discretionary withdrawal	5,914,356,264	—	5,914,356,264	48.8

Gross total	7,311,643,771	4,816,970,132	12,128,613,903	100.0%

Reinsurance ceded	18,292,574	—	18,292,574

Net total	$7,293,351,197	$4,816,970,132	$12,110,321,329

Annuity reserves and deposit funds liabilities subject to discretionary withdrawal at fair value include runoff variable annuity reserves for policies which are 100% ceded under a modified coinsurance reinsurance agreement to a third party.

There were no annuity reserves or deposit-type liabilities in guaranteed separate accounts as of December 31, 2024 and 2023.

The following information is obtained from the applicable exhibits in the Company’s annual statement which was filed with the NDOI and are provided to reconcile total annuity reserves and deposit-type contract liabilities to amounts reported on the statutory financial statements as of December 31.

	2024	2023
Life, accident, and health annual statement:
Exhibit 5, Annuities section—net total	$11,611,810,931	$10,276,543,591
Exhibit 5, Supplementary Contracts with Life Contingencies section—net total	3,453,080	3,654,349
Exhibit 7, Deposit—type Contracts, Line 14—net total	8,922,218,018	7,293,351,197

Subtotal	20,537,482,029	17,573,549,137

Separate accounts annual statement:
Exhibit 3, Annuities section—net total	87,091,800	82,643,907
Exhibit 4, Deposit—type Contracts, Line 9—net total	1,807,041,658	4,816,970,132

Total	$22,431,615,487	$22,473,163,176

The withdrawal characteristics of the Company’s life policy reserves as of December 31, were as follows:

2024	Account Value	Cash Value	Reserves
General account—
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$176,133,360	$273,413,576
Universal life	399,959,957	456,938,669	504,210,121
Universal life with secondary guarantees	1,343,338,691	1,269,650,248	3,617,153,059
IUL with secondary guarantees	1,300,399,094	820,057,312	1,012,107,510
Other permanent cash value life insurance	—	3,374,767,020	4,510,027,728
Variable universal life	14,144,556	14,144,949	19,532,615
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	N/A	N/A	2,055,038,465
Accidental death benefits	N/A	N/A	17,677,279
Disability—active lives	N/A	N/A	19,594,307
Disability—disabled lives	N/A	N/A	123,569,206
Miscellaneous reserves	N/A	N/A	152,653,617

Gross total	3,057,842,298	6,111,691,558	12,304,977,483
Reinsurance ceded	375,196,610	445,783,726	3,924,820,521

Net total	$2,682,645,688	$5,665,907,832	$8,380,156,962

Separate account non—guaranteed—
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$66,006,451	$66,006,451	$66,041,509

2023	Account Value	Cash Value	Reserves
General account—
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$150,851,142	$259,479,724
Universal life	416,588,600	472,415,013	518,875,099
Universal life with secondary guarantees	1,421,833,939	1,271,042,510	3,462,783,691
IUL with secondary guarantees	840,150,011	500,428,858	685,475,890
Other permanent cash value life insurance	—	3,115,859,600	4,182,429,619
Variable universal life	13,655,038	13,654,463	19,204,645
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	N/A	N/A	2,006,798,665
Accidental death benefits	N/A	N/A	15,330,854
Disability—active lives	N/A	N/A	18,482,963
Disability—disabled lives	N/A	N/A	117,260,299
Miscellaneous reserves	N/A	N/A	184,785,415

Gross total	2,692,227,588	5,524,251,586	11,470,906,864
Reinsurance ceded	429,700,268	422,424,551	3,757,397,202

Net total	$2,262,527,320	$5,101,827,035	$7,713,509,662

Separate account non—guaranteed—
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$59,773,360	$59,773,360	$59,798,563

As of December 31, 2024 and 2023, there were no amounts reinsured on variable universal life subject to discretionary withdrawal, surrender values, or policy loans on non-guaranteed separate accounts. The Company did not have separate accounts with guarantees in 2024 and 2023.

The following information is obtained from the applicable exhibit in the Company’s annual statement and related separate accounts annual statement, both of which were filed with the NDOI and are provided to reconcile total life insurance reserves to amounts reported on the statutory financial statements as of December 31.

	2024	2023
Life, accident, and health annual statement:
Exhibit 5, Life Insurance section—net total	$8,118,739,516	$7,439,455,396
Exhibit 5, Accidental Death Benefits section—net total	17,539,822	15,191,692
Exhibit 5, Disability—Active Lives section—net total	7,057,687	6,388,776
Exhibit 5, Disability—Disabled Lives section—net total	120,896,160	114,898,121
Exhibit 5, Miscellaneous Reserves section—net total	115,923,777	137,575,676

Subtotal	8,380,156,962	7,713,509,661
Separate accounts annual statement:
Exhibit 3, Life Insurance section—net total	66,041,509	59,798,563

Total	$8,446,198,471	$7,773,308,224

18.	PREMIUMS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, were as follows:

	2024		2023
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary first—year business	$102,983,755	$6,810,228	$106,531,116	$6,282,674
Ordinary renewal	547,682,819	369,262,223	534,390,581	362,858,652
Group life	(37,313,423)	(38,383,952)	(33,735,776)	(34,771,066)
Group annuity	(19,350)	(19,350)	(5,850)	(5,850)

Total	$613,333,801	$337,669,149	$607,180,071	$334,364,410

19.	SEPARATE ACCOUNTS

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business. The Company reported assets and liabilities from the following product lines into a separate account and the assets are legally insulated from the general account as of December 31.

Product	State of Statute	2024	2023
Fund B—Variable universal life	Nebraska 44-402.01-05	$66,006,573	$59,773,264
Fund C—Variable annuity	Nebraska 44-402.01-05	87,313,300	82,818,167
Fund K—401k	Nebraska 44-402.01-05	1,613,432,663	4,627,290,040
Fund II—Institutional index	Nebraska 44-402.01-05	194,509,180	198,450,124

		$1,961,261,716	$4,968,331,595

Effective July 1, 2024, the Company sold a portion of its 401(k) record keeping business resulting in the termination of a portion of its 401(k) Plans’ contracts. Separate Account K assets and liabilities were reduced by $3,196,830,017 and general account guaranteed interest contracts were reduced by $22,296,165 as a result of the 401(k) Plan terminations. The Company recognized a gain from the sale of the recordkeeping business of $12,312,500 within realized capital gain (losses) on the statutory statements of operations.

Information regarding the non-guaranteed separate accounts of the Company as of and for the years ended December 31, was as follows:

	2024	2023
Premiums and considerations	$3,840,441	3,511,417
Deposits	1,487,919,612	3,409,626,057

Premiums, considerations, and deposits	$1,491,760,053	$3,413,137,474

Reserves subject to discretionary withdrawal—fair value	$1,959,053,984	4,958,357,681
Reserves not subject to discretionary withdrawal—fair value	1,120,983	1,054,920

Total reserves by withdrawal characteristics	$1,960,174,967	$4,959,412,601

Transfers as reported on the statutory statements of operations of the separate accounts annual statement:
Transfers to separate accounts	$3,846,268	3,511,417
Transfers from separate accounts	14,041,159	14,540,588

Net transfers of the general account	(10,194,891)	(11,029,171)
Reinsurance of separate account business	10,194,891	11,029,171

Net transfers as reported on the statutory statements of operations	$—	$—

The Company does not hold guaranteed separate accounts or reserves in separate accounts for asset default risk in lieu of AVR as of December 31, 2024 and 2023.

20.	SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2024 through March 19, 2025, the date these statutory financial statements were available to be issued and has determined there are no material subsequent events requiring adjustment to or disclosure in the statutory financial statements.

******

SUPPLEMENTAL SCHEDULES

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2024

Investment income earned:
U.S. government bonds	$43,831,957
Other bonds (unaffiliated)	1,236,315,424
Bonds of affiliates	—
Preferred stocks (unaffiliated)	5,996,411
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	324,888
Common stocks of affiliates	—
Mortgage loans	219,764,879
Real estate	19,766,856
Contract loans	15,549,406
Cash and cash equivalents	11,357,722
Short—term investments	13,892,879
Other invested assets	77,962,310
Derivative instruments	28,569,938
Aggregate write—ins for investment income	(578,892)

Gross investment income	$1,672,753,778

Real estate owned—book value less encumbrances	$8,478,240

Mortgage loans—book value:
Farm mortgages	$—
Residential mortgages	—
Commercial mortgages	5,394,910,787
Mezzanine mortgages	60,000,000

Total mortgage loans—book value	$5,454,910,787

Mortgage loans by standing—book value:
Good standing	$5,453,407,482

Good standing with restructured terms	$1,503,305

Interest overdue more than 90 days, not in foreclosure	$—

Foreclosure in process	$—

Other long—term assets—statement value	$1,541,421,908

Collateral loans	$—

(Continued)

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2024

Bonds and stocks of subsidiaries and affiliates—book value:
Bonds	$—

Preferred stocks	$—

Common stocks	$182,151,138

Bonds and short—term investments by NAIC designation and maturity:
Bonds by maturity—statement value:
Due within one year or less	$2,224,895,639
Over 1 year and through 5 years	7,167,316,754
Over 5 years through 10 years	4,419,368,068
Over 10 years through 20 years	7,323,337,683
Over 20 years	6,295,818,485
No maturity date	—

Total by maturity	$27,430,736,629

Bonds and short—term investments by NAIC designation—statement value:
NAIC 1	$15,025,821,099
NAIC 2	11,934,326,498
NAIC 3	369,486,554
NAIC 4	62,349,874
NAIC 5	38,395,986
NAIC 6	356,618

Total by NAIC designation	$27,430,736,629

Total bonds publicly traded	$10,647,005,877

Total bonds privately placed	$16,783,730,752

Preferred stocks—book value	$185,318,530

Common stocks—market value	$318,890,665

Short—term investments—book value	$248,531,062

Options, caps, and floors owned—statement value	$—

Options, caps, and floors written and in force—statement value	$—

Collar, swap, and forward agreements open—current value	$207,719,880

Future contracts open—current value	$—

Cash on deposit	$(14,330,020)

(Continued)

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2024

Gross life insurance in force (in thousands):
Industrial	$—

Ordinary	$232,736,796

Credit life	$—

Group life	$368,495,650

Amount of accidental death insurance in force under ordinary policies (in thousands):	$6,573,685

Life insurance with disability provisions in force (in thousands):
Industrial	$—

Ordinary	$8,980,725

Credit life	$—

Group life	$353,160,889

Supplementary contracts in force:
Ordinary—not involving life contingencies:
Amount on deposit	$106,607,586

Income payable	$1,000,164

Ordinary—involving life contingencies:
Income payable	$437,618

Group—not involving life contingencies:

Amount on deposit	$—

Income payable	$—

Group—involving life contingencies:
Income payable	$11,798

(Continued)

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2024

Annuities:
Ordinary—immediate:
Income payable	$137,554,792

Ordinary—deferred:
Fully paid account balance	$3,280,090,220

Not fully paid account balance	$453,804,062

Group:
Income payable	$634,723,184

Fully paid account balance	$1,282,470,142

Not fully paid account balance	$10,052,322

Accident and health insurance—premiums in force:
Other	$749,354,436

Group	$1,820,415,695

Credit	$—

Deposit funds:
Account balance	$8,830,041,986

Dividend accumulations:
Account balance	$1,748

Claim payments 2024:
Group accident and health—year ended December 31, 2024:
2024	$615,050,871

2023	$189,996,725

2022	$50,277,448

2021	$17,894,046

2020	$12,553,084

2019 and prior	$57,688,367

(Continued)

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2024

Claim payments 2024 (continued):
Other accident and health—year ended December 31, 2024:
2024	$265,496,793

2023	$31,655,756

2022	$(12,360)

2021	$(10,626)

2020	$(20,226)

2019 and prior	$(96,647)

Other coverages that use developmental methods to calculate claim reserves—year ended December 31, 2024:
2024	$—

2023	$—

2022	$—

2021	$—

2020	$—

2019 and prior	$—

(Concluded)

ANNUAL STATEMENT FOR THE YEAR 2024 OF THE UNITED OF OMAHA LIFE INSURANCE COMPANY

SUMMARY INVESTMENT SCHEDULE

				Admitted Assets as Reported in the Annual Statement
		Gross Investment Holdings
	Investment Categories	1 Amount	2 Percentage of Column 1 Line 13	3 Amount	4 Securities Lending Reinvested Collateral Amount	5 Total (Col. 3 + 4) Amount	6 Percentage of Column 5 Line 13
1.	Long-Term Bonds (Schedule D, Part 1):
	1.01 U.S. governments	1,000,900,405	2.709	1,000,900,405	0	1,000,900,405	2.710
	1.02 All other governments	132,605,035	0.359	132,605,035	0	132,605,035	0.359
	1.03 U.S. states, territories and possessions, etc. guaranteed	4,931,453	0.013	4,931,453	0	4,931,453	0.013
	1.04 U.S. political subdivisions of states, territories, and possessions, guaranteed	194,399,439	0.526	194,399,439	0	194,399,439	0.526
	1.05 U.S. special revenue and special assessment obligations, etc. non-guaranteed	2,120,232,764	5.739	2,120,232,764	0	2,120,232,764	5.740
	1.06 Industrial and miscellaneous	23,275,123,517	62.999	23,275,123,517	701,889,202	23,977,012,719	64.912
	1.07 Hybrid securities	237,306,756	0.642	237,306,756	0	237,306,756	0.642
	1.08 Parent, subsidiaries and affiliates	0	0.000	0	0	0	0.000
	1.09 SVO identified funds	0	0.000	0	0	0	0.000
	1.10 Unaffiliated bank loans	216,706,199	0.587	216,706,199	0	216,706,199	0.587
	1.11 Unaffiliated certificates of deposit	0	0.000	0	0	0	0.000
	1.12 Total long-term bonds	27,182,205,567	73.574	27,182,205,567	701,889,202	27,884,094,769	75.490
2.	Preferred stocks (Schedule D, Part 2, Section 1):
	2.01 Industrial and miscellaneous (Unaffiliated)	185,318,530	0.502	185,318,530	0	185,318,530	0.502
	2.02 Parent, subsidiaries and affiliates	0	0.000	0	0	0	0.000
	2.03 Total preferred stocks	185,318,530	0.502	185,318,530	0	185,318,530	0.502
3.	Common stocks (Schedule D, Part 2, Section 2):
	3.01 Industrial and miscellaneous Publicly traded (Unaffiliated)	0	0.000	0	0	0	0.000
	3.02 Industrial and miscellaneous Other (Unaffiliated)	136,739,527	0.370	136,739,527	0	136,739,527	0.370
	3.03 Parent, subsidiaries and affiliates Publicly traded	0	0.000	0	0	0	0.000
	3.04 Parent, subsidiaries and affiliates Other	182,151,138	0.493	176,705,991	0	176,705,991	0.478
	3.05 Mutual funds	0	0.000	0	0	0	0.000
	3.06 Unit investment trusts	0	0.000	0	0	0	0.000
	3.07 Closed-end funds	0	0.000	0	0	0	0.000
	3.08 Exchange traded funds	0	0.000	0	0	0	0.000
	3.09 Total common stocks	318,890,665	0.863	313,445,518	0	313,445,518	0.849
4.	Mortgage loans (Schedule B):
	4.01 Farm mortgages	0	0.000	0	0	0	0.000
	4.02 Residential mortgages	0	0.000	0	0	0	0.000
	4.03 Commercial mortgages	5,394,910,787	14.602	5,394,910,787	0	5,394,910,787	14.605
	4.04 Mezzanine real estate loans	60,000,000	0.162	60,000,000	0	60,000,000	0.162
	4.05 Total valuation allowance	0	0.000	0	0	0	0.000
	4.06 Total mortgage loans	5,454,910,787	14.765	5,454,910,787	0	5,454,910,787	14.768
5.	Real estate (Schedule A):
	5.01 Properties occupied by company	4,712,204	0.013	4,712,203	0	4,712,203	0.013
	5.02 Properties held for production of income	0	0.000	0	0	0	0.000
	5.03 Properties held for sale	3,766,036	0.010	3,766,037	0	3,766,037	0.010
	5.04 Total real estate	8,478,240	0.023	8,478,240	0	8,478,240	0.023
6.	Cash, cash equivalents and short-term investments:
	6.01 Cash (Schedule E, Part 1)	(14,330,020)	(0.039)	(14,330,020)	38,999,800	24,669,780	0.067
	6.02 Cash equivalents (Schedule E, Part 2)	6	0.000	6	429,883,882	429,883,888	1.164
	6.03 Short-term investments (Schedule DA)	248,531,062	0.673	248,531,062	280,916,688	529,447,750	1.433
	6.04 Total cash, cash equivalents and short-term investments	234,201,048	0.634	234,201,048	749,800,370	984,001,418	2.664
7.	Contract loans	345,585,241	0.935	345,366,146	0	345,366,146	0.935
8.	Derivatives (Schedule DB)	218,342,886	0.591	218,342,886	0	218,342,886	0.591
9.	Other invested assets(Schedule BA)	1,543,502,169	4.178	1,541,421,908	0	1,541,421,908	4.173
10.	Receivables for securities	2,325,262	0.006	2,325,262	0	2,325,262	0.006
11.	Securities Lending (Schedule DL, Part 1)	1,451,689,572	3.929	1,451,689,572	XXX	XXX	XXX
12.	Other invested assets (Page 2, Line 11)	0	0.000	0	0	0	0.000

13.	Total invested assets	36,945,449,965	100.000	36,937,705,462	1,451,689,572	36,937,705,462	100.000

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

For The Year Ended December 31, 2024

(To Be Filed by April 1)

Of The UNITED OF OMAHA LIFE INSURANCE COMPANY   ADDRESS (City, State and Zip Code)   Omaha  , NE 68175

NAIC Group Code  0261   NAIC Company Code 69868  Federal Employer’s Identification Number (FEIN)  47-0322111

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	Reporting entity’s total admitted assets as reported on Page 2 of this annual statement $ 38,089,888,580

2.	Ten largest exposures to a single issuer/borrower/investment.

	1	2	3	4
	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
2.01	Federal Home Loan Mortgage Corporation	CMO, MBS	$826,336,288	2.2%
2.02	Endeavor Mortgage Loan Trust	Sch BA-All Other	$414,681,974	1.1%
2.03	Federal National Mortgage Association	CMO, MBS	$.400,904,249	1.1%
2.04	Mutual of Omaha Opportunities Fund, L.P.	Sch BA-Joint Venture	$232,367,949	0.6%
2.05	Discovery Mortgage Loan Trust	Sch BA-All Other	$216,875,097	0.6%
2.06	Mutual Revolver	Bank Loan	$183,000,000	0.5%
2.07	Westridge Funding LLC	ABS	$136,893,205	0.4%
2.08	Federal Home Loan Banks	Equity	$129,494,200	0.3%
2.09	Companion Life Insurance Company	Equity	$116,010,551	0.3%
2.10	MCF Direct Lendi	ABS	$105,058,064	0.3%

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1	2		Preferred Stocks	3	4
3.01	NAIC 1	$15,025,821,099	39.4%	3.07	NAIC 1	$16,020,150	0.0%
3.02	NAIC 2	$11,934,326,498	31.3%	3.08	NAIC 2	$63,630,380	0.2%
3.03	NAIC 3	$369,486,554	1.0%	3.09	NAIC 3	$5,668,000	0.0%
3.04	NAIC 4	$62,349,874	0.2%	3.10	NAIC 4	$0	0.0%
3.05	NAIC 5	$38,395,986	0.1%	3.11	NAIC 5	$0	0.0%
3.06	NAIC 6	$56,617	0.0%	3.12	NAIC 6	$.100,000,000	0.3%

4.	Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?		Yes ☐ No ☒
	If response to 4.01 above is yes, responses are not required for interrogatories 5 - 10.
4.02	Total admitted assets held in foreign investments	$5,711,819,890	15.0%
4.03	Foreign-currency-denominated investments	$0	0.0%
4.04	Insurance liabilities denominated in that same foreign currency	$0	0.0%

SUPPLEMENT FOR THE YEAR 2024 OF THE UNITED OF OMAHA LIFE INSURANCE COMPANY

5.	Aggregate foreign investment exposure categorized by NAIC sovereign designation:
			1	2
5.01	Countries designated NAIC-1		$5,494,601,608	14.4%
5.02	Countries designated NAIC-2		$164,753,054	0.4%
5.03	Countries designated NAIC-3 or below		$52,465,228	0.1%

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:
			1	2
	Countries designated NAIC -1:
6.01	Country 1: United Kingdom		$1,303,244,273	3.4%
6.02	Country 2: Australia		$910,086,889	2.4%
	Countries designated NAIC - 2:
6.03	Country 1: Mexico		$55,793,891	0.1%
6.04	Country 2: Indonesia		$25,821,509	0.1%
	Countries designated NAIC - 3 or below:
6.05	Country 1: Colombia		$12,141,227	0.0%
6.06	Country 2: Bahamas		$5,596,224	0.0%

			1	2
7.	Aggregate unhedged foreign currency exposure		$0	0.0%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

			1	2
8.01	Countries designated NAIC-1		$0	0.0%
8.02	Countries designated NAIC-2		$0	0.0%
8.03	Countries designated NAIC-3 or below		$0	0.0%

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign designation:
			1	2
	Countries designated NAIC - 1:
9.01	Country 1:		$0	0.0%
9.02	Country 2:		$0	0.0%
	Countries designated NAIC - 2:
9.03	Country 1:		$0	0.0%
9.04	Country 2:		$0	0.0%
	Countries designated NAIC - 3 or below:
9.05	Country 1:		$0	0.0%
9.06	Country 2:		$0	0.0%

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1 Issuer	2 NAIC Designation	3	4
10.01	Brookfield Utilities Issuer UK PLC	2FE	$85,074,800	0.2%
10.02	Heathrow Airport Limited	2	$75,066,000	0.2%
10.03	Volof in Finance (Ireland) Designated Activity Company 2024-1	1FE	$57,833,640	0.2%
10.04	Peel Ports PP Finance Ltd	2, 2PL	$57,550,600	0.2%
10.05	XpFibre Groupe	2PL	$56,941,500	0.1%
10.06	UBS Group AG	1FE, 2FE	$56,877,041	0.1%
10.07	EQUINIX	2	$55,986,767	0.1%
10.08	Westrac Pty Ltd	2PL	$55,078,900	0.1%
10.09	Brussels Airport Company NV/SA	2FE	$54,870,900	0.1%
10.10	Caribbean Utilities Company, Ltd.	2, 2YE	$53,545,459	0.1%

SUPPLEMENT FOR THE YEAR 2024 OF THE UNITED OF OMAHA LIFE INSURANCE COMPANY

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?		Yes ☒ No ☐

	If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.
		1	2
11.02	Total admitted assets held in Canadian investments	$0	0.0%
11.03	Canadian-currency-denominated investments	$0	0.0%
11.04	Canadian-denominated insurance liabilities	$0	0.0%
11.05	Unhedged Canadian currency exposure	$0	0.0%

12.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions:

12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets?		Yes ☒ No ☐
	If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

	1	2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$0	0.0%
	Largest three investments with contractual sales restrictions:
12.03		$0	0.0%
12.04		$0	0.0%
12.05		$0	0.0%

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01	Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets?		Yes ☐ No ☒

	If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

	1 Issuer	2	3
13.02	Endeavor Mortgage Loan Trust	$414,681,974	1.1%
13.03	Mutual of Omaha Opportunities Fund, L.P.	$232,367,949	0.6%
13.04	Discovery Mortgage Loan Trust	$216,875,097	0.6%
13.05	Federal Home Loan Banks	$129,494,200	0.3%
13.06	Companion Life Insurance Company	$116,010,551	0.3%
13.07	Lumeris Group Holdings Corporation	$100,000,000	0.3%
13.08	MCCARTHY GP LLC	$68,527,073	0.2%
13.09	United World Life Insurance Company	$60,695,441	0.2%
13.10	AT&T Mobility II, LLC	$41,221,004	0.1%
13.11	The Carlyle Group	$36,514,619	0.1%

SUPPLEMENT FOR THE YEAR 2024 OF THE UNITED OF OMAHA LIFE INSURANCE COMPANY

14.	Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets?		Yes ☒ No ☐

	If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

	1	2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities.	$0	0.0%
	Largest three investments held in nonaffiliated, privately placed equities:
14.03		$0	0.0%
14.04		$0	0.0%
14.05		$0	0.0%

	Ten largest fund managers:
	1 Fund Manager	2 Total Invested	3 Diversified	4 Nondiversified
14.06	Federal Home Loan Bank of Topeka	$91,025	$0	$91,025
14.07	First American Funds, Inc. – U.S. Treasury Money Market Fund	$5	$5	$0
14.08	First American Funds, Inc. – Treasury Obligations Fund	$1	$1	$0
14.09	Wells Fargo Funds Trust – Treasury Plus Money Market Fund	$0	$0	$0
14.10		$0	$0	$0
14.11		$0	$0	$0
14.12		$0	$0	$0
14.13		$0	$0	$0
14.14		$0	$0	$0
14.15		$0	$0	$0

15.	Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets?		Yes ☒ No ☐

	If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.

	1	2	3
15.02	Aggregate statement value of investments held in general partnership interests	$0	0.0%
	Largest three investments in general partnership interests:
15.03		$0	0.0%
15.04		$0	0.0%
15.05		$0	0.0%

SUPPLEMENT FOR THE YEAR 2024 OF THE UNITED OF OMAHA LIFE INSURANCE COMPANY

16.	Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets?		Yes	☐ No ☒

	If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.
	1 Type (Residential, Commercial, Agricultural)	2	3
16.02	Commercial – RMAF IA LLC	$103,000,000	0.3%
16.03	Mezzanine – SFR3-040 LLC	$60,000,000	0.2%
16.04	Commercial – PORTOFINO COVE LP	$41,621,915	0.1%
16.05	Commercial – CP3 BP ASSOCIATES LLC	$39,239,283	0.1%
16.06	Commercial – KEW REALTY CORPORATION	$35,347,572	0.1%
16.07	Commercial – FC RANCHO LLC	$34,200,000	0.1%
16.08	Commercial – SPRINGDALE VILLA LP	$34,090,330	0.1%
16.09	Commercial – COMMACK SHOPPING CENTER ASSOCIATES FEE OWNER LLC	$33,500,000	0.1%
16.10	Commercial – LAKESIDE VILLAGE LLC	$31,526,608	0.1%
16.11	Commercial – ALTUS CCN LLC	$31,315,609	0.1%

	Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:
		Loans
16.12	Construction loans	$0	0.0%
16.13	Mortgage loans over 90 days past due	$0	0.0%
16.14	Mortgage loans in the process of foreclosure	$0	0.0%
16.15	Mortgage loans foreclosed	$0	0.0%
16.16	Restructured mortgage loans	$1,503,305	0.0%

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
Loan to Value		1	2	3	4	5	6
17.01	above 95%	$0	0.0%	$0	0.0%	$0	0.0%
17.02	91 to 95%	$0	0.0%	$0	0.0%	$0	0.0%
17.03	81 to 90%	$0	0.0%	$0	0.0%	$0	0.0%
17.04	71 to 80%	$0	0.0%	$82,747,826	0.2%	$0	0.0%
17.05	below 70%	$0	0.0%	$5,372,162,961	14.1%	$0	0.0%

18.	Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

18.01	Are assets held in real estate reported less than 2.5% of the reporting entity;s total admitted assets?						Yes	☒ No ☐

	If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

	Largest five investments in any one parcel or group of contiguous parcels of real estate.

	Description
	1	2	3
18.02		$0	0.0%
18.03		$0	0.0%
18.04		$0	0.0%
18.05		$0	0.0%
18.06		$0	0.0%

19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets?		Yes	☒ No ☐

	If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.

	1	2	3
19.02	Aggregate statement value of investments held in mezzanine real estate loans:.	$0	0.0%
	Largest three investments held in mezzanine real estate loans:
19.03		$0	0.0%
19.04		$0	0.0%
19.05		$0	0.0%

SUPPLEMENT FOR THE YEAR 2024 OF THE UNITED OF OMAHA LIFE INSURANCE COMPANY

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

		At Year End			At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
20.01	Securities lending agreements (do not include assets held as collateral for such transactions)	$1,456,660,835	3.8%	$1,334,004,234	$1,579,801,988	$1,473,238,707
20.02	Repurchase agreements	$92,945,486	0.2%	$69,579,994	$94,395,476	$92,888,082
20.03	Reverse repurchase agreements	$0	0.0%	$0	$0	$0
20.04	Dollar repurchase agreements	$0	0.0%	$0	$0	$0
20.05	Dollar reverse repurchase agreements	$0	0.0%	$0	$0	$0

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
		1	2	3	4
21.01	Hedging	$76,913,150	0.2%	$0	0.0%
21.02	Income generation	$0	0.0%	$0	0.0%
21.03	Other	$0	0.0%	$0	0.0%

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

		At Year End			At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
22.01	Hedging	$37,407,420	0.1%	$30,673,119	$33,487,492	$35,001,136
22.02	Income generation	$0	0.0%	$0	$0	$0
22.03	Replications	$0	0.0%	$0	$0	$0
22.04	Other	$1,557,810	0.0%	$0	$1,381,613	$1,108,667

23.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

		At Year End		At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
23.01	Hedging	$0	0.0%	$0	$0	$0
23.02	Income generation	$0	0.0%	$0	$0	$0
23.03	Replications	$0	0.0%	$0	$0	$0
23.04	Other	$0	0.0%	$0	$0	$0

United of Omaha

Separate Account B

Financial Statements as of December 31, 2024, and for

each of the Periods Presented in the Years Ended

December 31, 2024 and 2023, and Report of

Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

United of Omaha Life Insurance Company

Omaha, Nebraska

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of net assets of each of the subaccounts of United of Omaha Separate Account B (the “Account”) listed in Note 2 as of December 31, 2024; the related statements of operations and changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for each of the subaccounts, except for the subaccounts indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 2 constituting the Account as of December 31, 2024, and the results of their operations and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Subaccounts Comprising the United of Omaha Separate Account B	Financial Highlights
Pioneer – Real Estate Shares VCT	For the period January 1, 2023, to April 28, 2023 and the years ended December 31, 2022, 2021, and 2020

DWS – Global Opportunities	For the period January 1, 2024, to June 17, 2024, and for the years ended December 31, 2023, 2022, 2021 and 2020

DWS – Core Equity VIP	For the period January 1, 2024, to June 17, 2024, and for the years ended December 31, 2023, 2022, 2021 and 2020

Morgan Stanley – VIF Core Plus Fixed Income	For the period January 1, 2023, to July 28, 2023, and the years ended December 31, 2022, 2021, and 2020

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2024, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

Omaha, Nebraska

April 3, 2025

We have served as the auditor of the Account since 1997.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENT OF NET ASSETS

DECEMBER 31, 2024

	Cost	Fair Value	Shares
NET ASSETS

Investments:

Alger:
American Growth	$2,079,453	$3,081,165	34,546
American Small Capitalization	1,187,304	928,668	52,143

Federated:
Government Money Fund II	6,959,042	6,959,041	6,959,042
Fund for U.S. Government Securities II	112,274	97,110	10,707

Fidelity:
VIP Asset Manager: Growth	297,533	384,354	16,689
VIP Contrafund	2,906,627	4,584,505	79,125
VIP Equity Income	941,095	1,098,125	41,298
VIP Index 500	4,225,571	11,955,981	20,993
VIP Mid Cap	274,206	282,979	7,976

MFS:
Core Equity Portfolio	5,564,035	7,098,615	224,569
Emerging Growth Series	1,773,651	2,780,312	37,925
High Yield Series	156,738	141,445	28,176
Research Series	563,925	779,695	21,908
Income Series II	238,129	209,787	25,245

Pioneer:
Equity Income VCT	506,366	395,894	29,722
Fund VCT	992,935	1,139,443	60,609
Mid Cap Value VCT	7,774,870	6,609,231	577,730

DWS:
International	319,227	315,203	42,595
Small Cap Index VIP	266,665	282,214	19,436

T. Rowe Price:
Equity Income	5,821,577	6,629,497	233,187
International Stock	5,953,377	6,286,068	420,192
Limited-Term Bond	489,587	471,522	100,538
All-Cap Opportunities Portfolio	1,094,414	1,305,584	34,053
Moderate Allocation	427,154	454,108	21,686

Morgan Stanley:
VIF Emerging Markets Equity	1,677,045	1,736,027	126,440

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	Alger
	American Growth		American Small Capitalization
	2024	2023	2024	2023
Income:
Dividends	$—	$—	$3,557	$—
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	54,339	(42,219)	(22,125)	(91,752)
Net realized gain distributions	—	—	—	—

Net realized gains (losses)	54,339	(42,219)	(22,125)	(91,752)

Change in unrealized appreciation (depreciation) during the year	913,654	683,442	91,161	223,888

Increase (decrease) in net assets from operations	967,993	641,223	72,593	132,136

Contract transactions:
Payments received from contract owners	59,371	61,655	31,136	30,667
Transfers between subaccounts (including fixed accounts), net	(78,660)	26,273	17,591	(41,759)
Transfers for contract benefits and terminations	(166,045)	(345,086)	(46,352)	(45,336)
Contract maintenance charges	(95,471)	(90,557)	(39,862)	(37,865)

Net increase (decrease) in net assets from contract transactions	(280,805)	(347,715)	(37,487)	(94,293)

Total increase (decrease) in net assets	687,188	293,508	35,106	37,843
Net assets at beginning of year	2,393,977	2,100,469	893,562	855,719

Net assets at end of year	$3,081,165	$2,393,977	$928,668	$893,562

Accumulation units:
Purchases	202	1,054	659	1,599
Withdrawals	(3,312)	(6,194)	(1,369)	(3,709)

Net increase (decrease) in units outstanding	(3,110)	(5,140)	(710)	(2,110)
Units outstanding at beginning of year	31,337	36,477	18,255	20,365

Units outstanding at end of year	28,227	31,337	17,545	18,255

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	Federated
	Government Money Fund II		Fund for U.S. Government Securities II
	2024	2023	2024	2023
Income:
Dividends	$283,017	$122,443	$3,861	$2,787
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	—	—	(4,585)	(17,216)
Net realized gain distributions	—	—	—	—

Net realized gains (losses)	—	—	(4,585)	(17,216)

Change in unrealized appreciation (depreciation) during the year	—	—	1,456	20,341

Increase (decrease) in net assets from operations	283,017	122,443	732	5,912

Contract transactions:
Payments received from contract owners	333,006	196,384	8,164	8,250
Transfers between subaccounts (including fixed accounts), net	1,427,926	5,015,362	9,279	9,391
Transfers for contract benefits and terminations	(218,231)	(111,052)	(11,672)	(75,135)
Contract maintenance charges	(373,324)	(203,353)	(21,834)	(21,783)

Net increase (decrease) in net assets from contract transactions	1,169,377	4,897,341	(16,063)	(79,277)

Total increase (decrease) in net assets	1,452,394	5,019,784	(15,331)	(73,365)
Net assets at beginning of year	5,506,647	486,863	112,441	185,806

Net assets at end of year	$6,959,041	$5,506,647	$97,110	$112,441

Accumulation units:
Purchases	865,975	3,270,114	559	706
Withdrawals	(153,850)	(152,556)	(1,246)	(4,214)

Net increase (decrease) in units outstanding	712,125	3,117,558	(687)	(3,508)
Units outstanding at beginning of year	3,434,968	317,410	4,860	8,368

Units outstanding at end of year	4,147,093	3,434,968	4,173	4,860

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	Fidelity
	VIP Asset Manager: Growth		VIP Contrafund
	2024	2023	2024	2023
Income:
Dividends	$6,727	$5,658	$8,087	$16,538
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	4,460	2,558	153,739	79,046
Net realized gain distributions	4,098	—	514,607	120,121

Net realized gains (losses)	8,558	2,558	668,346	199,167

Change in unrealized appreciation (depreciation) during the year	21,827	38,896	537,992	763,970

Increase (decrease) in net assets from operations	37,112	47,112	1,214,425	979,675

Contract transactions:
Payments received from contract owners	11,090	12,163	78,677	88,214
Transfers between subaccounts (including fixed accounts), net	31,490	(990)	(95,380)	(51,589)
Transfers for contract benefits and terminations	(10,089)	(6,956)	(184,528)	(159,693)
Contract maintenance charges	(14,969)	(15,053)	(156,238)	(150,606)

Net increase (decrease) in net assets from contract transactions	17,522	(10,836)	(357,469)	(273,674)

Total increase (decrease) in net assets	54,634	36,276	856,956	706,001
Net assets at beginning of year	329,720	293,444	3,727,549	3,021,548

Net assets at end of year	$384,354	$329,720	$4,584,505	$3,727,549

Accumulation units:
Purchases	810	152	137	408
Withdrawals	(399)	(434)	(2,716)	(3,020)

Net increase (decrease) in units outstanding	411	(282)	(2,579)	(2,612)
Units outstanding at beginning of year	7,895	8,177	31,944	34,556

Units outstanding at end of year	8,306	7,895	29,365	31,944

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	Fidelity (continued)
	VIP Equity Income		VIP Index 500
	2024	2023	2024	2023
Income:
Dividends	$19,347	$18,870	$145,534	$143,748
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	18,234	4,831	823,134	527,221
Net realized gain distributions	63,178	28,325	6,931	90,831

Net realized gains (losses)	81,412	33,156	830,065	618,052

Change in unrealized appreciation (depreciation) during the year	53,368	47,764	1,554,589	1,524,268

Increase (decrease) in net assets from operations	154,127	99,790	2,530,188	2,286,068

Contract transactions:
Payments received from contract owners	30,125	29,602	401,753	419,138
Transfers between subaccounts (including fixed accounts), net	4,900	12,949	(373,866)	(201,580)
Transfers for contract benefits and terminations	(75,276)	(34,471)	(634,818)	(544,087)
Contract maintenance charges	(43,661)	(42,462)	(492,975)	(480,471)

Net increase (decrease) in net assets from contract transactions	(83,912)	(34,382)	(1,099,906)	(807,000)

Total increase (decrease) in net assets	70,215	65,408	1,430,282	1,479,068
Net assets at beginning of year	1,027,910	962,502	10,525,699	9,046,631

Net assets at end of year	$1,098,125	$1,027,910	$11,955,981	$10,525,699

Accumulation units:
Purchases	323	493	2,388	1,960
Withdrawals	(1,593)	(1,113)	(14,080)	(12,884)

Net increase (decrease) in units outstanding	(1,270)	(620)	(11,692)	(10,924)
Units outstanding at beginning of year	17,190	17,810	129,116	140,040

Units outstanding at end of year	15,920	17,190	117,424	129,116

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	Fidelity (continued)		MFS
	VIP Mid Cap		Core Equity Portfolio
	2024	2023	2024	2023
Income:
Dividends	$965	$991	$41,158	$33,036
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	4,783	(1,360)	137,531	39,024
Net realized gain distributions	37,637	7,405	299,500	294,666

Net realized gains (losses)	42,420	6,045	437,031	333,690

Change in unrealized appreciation (depreciation) during the year	1,216	28,969	781,684	922,602

Increase (decrease) in net assets from operations	44,601	36,005	1,259,873	1,289,328

Contract transactions:
Payments received from contract owners	21,791	23,449	263,739	284,030
Transfers between subaccounts (including fixed accounts), net	(14,670)	2,441	(367,927)	(165,586)
Transfers for contract benefits and terminations	(2,111)	(12,373)	(284,995)	(483,297)
Contract maintenance charges	(38,480)	(35,337)	(287,351)	(281,747)

Net increase (decrease) in net assets from contract transactions	(33,470)	(21,820)	(676,534)	(646,600)

Total increase (decrease) in net assets	11,131	14,185	583,339	642,728
Net assets at beginning of year	271,848	257,663	6,515,276	5,872,548

Net assets at end of year	$282,979	$271,848	$7,098,615	$6,515,276

Accumulation units:
Purchases	156	227	425	1,516
Withdrawals	(506)	(504)	(7,574)	(9,978)

Net increase (decrease) in units outstanding	(350)	(277)	(7,149)	(8,462)
Units outstanding at beginning of year	3,137	3,414	76,976	85,438

Units outstanding at end of year	2,787	3,137	69,827	76,976

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	MFS (continued)
	Emerging Growth Series		High Yield Series
	2024	2023	2024	2023
Income:
Dividends	$—	$—	$9,071	$8,631
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	50,861	68,518	(1,489)	(4,785)
Net realized gain distributions	196,726	159,132	—	—

Net realized gains (losses)	247,587	227,650	(1,489)	(4,785)

Change in unrealized appreciation (depreciation) during the year	434,519	408,340	2,135	12,555

Increase (decrease) in net assets from operations	682,106	635,990	9,717	16,401

Contract transactions:
Payments received from contract owners	43,097	49,271	3,666	4,036
Transfers between subaccounts (including fixed accounts), net	(34,799)	(163,555)	2,395	(1,115)
Transfers for contract benefits and terminations	(49,395)	(111,068)	(9,544)	(11,369)
Contract maintenance charges	(75,139)	(70,920)	(5,723)	(6,042)

Net increase (decrease) in net assets from contract transactions	(116,236)	(296,272)	(9,206)	(14,490)

Total increase (decrease) in net assets	565,870	339,718	511	1,911
Net assets at beginning of year	2,214,442	1,874,724	140,934	139,023

Net assets at end of year	$2,780,312	$2,214,442	$141,445	$140,934

Accumulation units:
Purchases	227	225	110	373
Withdrawals	(1,241)	(3,611)	(354)	(807)

Net increase (decrease) in units outstanding	(1,014)	(3,386)	(244)	(434)
Units outstanding at beginning of year	22,549	25,935	3,982	4,416

Units outstanding at end of year	21,535	22,549	3,738	3,982

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	MFS (continued)
	Research Series		Income Series II
	2024	2023	2024	2023
Income:
Dividends	$4,601	$3,602	$8,223	$8,463
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	15,565	13,395	(9,882)	(6,389)
Net realized gain distributions	44,223	38,060	—	—

Net realized gains (losses)	59,788	51,455	(9,882)	(6,389)

Change in unrealized appreciation (depreciation) during the year	64,452	80,825	7,988	16,809

Increase (decrease) in net assets from operations	128,841	135,882	6,329	18,883

Contract transactions:
Payments received from contract owners	16,733	20,280	3,337	3,994
Transfers between subaccounts (including fixed accounts), net	2,257	(3,424)	(42,881)	33,626
Transfers for contract benefits and terminations	(38,814)	(70,166)	(6,763)	(12,679)
Contract maintenance charges	(28,223)	(28,548)	(11,054)	(18,291)

Net increase (decrease) in net assets from contract transactions	(48,047)	(81,858)	(57,361)	6,650

Total increase (decrease) in net assets	80,794	54,024	(51,032)	25,533
Net assets at beginning of year	698,901	644,877	260,819	235,286

Net assets at end of year	$779,695	$698,901	$209,787	$260,819

Accumulation units:
Purchases	121	187	413	1,310
Withdrawals	(725)	(1,459)	(2,243)	(1,067)

Net increase (decrease) in units outstanding	(604)	(1,272)	(1,830)	243
Units outstanding at beginning of year	9,817	11,089	8,281	8,038

Units outstanding at end of year	9,213	9,817	6,451	8,281

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	Pioneer
	Equity Income VCT		Fund VCT
	2024	2023	2024	2023
Income:
Dividends	$7,507	$6,827	$4,747	$5,436
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	(11,692)	(17,979)	10,606	(21,257)
Net realized gain distributions	70,218	32,074	52,679	38,711

Net realized gains (losses)	58,526	14,095	63,285	17,454

Change in unrealized appreciation (depreciation) during the year	(24,676)	5,962	150,722	212,424

Increase (decrease) in net assets from operations	41,357	26,884	218,754	235,314

Contract transactions:
Payments received from contract owners	13,328	14,152	33,702	38,333
Transfers between subaccounts (including fixed accounts), net	(33,431)	6,680	(11,876)	(474)
Transfers for contract benefits and terminations	(8,455)	(48,605)	(67,344)	(124,968)
Contract maintenance charges	(17,700)	(19,130)	(37,869)	(39,193)

Net increase (decrease) in net assets from contract transactions	(46,258)	(46,903)	(83,387)	(126,302)

Total increase (decrease) in net assets	(4,901)	(20,019)	135,367	109,012
Net assets at beginning of year	400,795	420,814	1,004,076	895,064

Net assets at end of year	$395,894	$400,795	$1,139,443	$1,004,076

Accumulation units:
Purchases	249	355	197	412
Withdrawals	(1,104)	(1,331)	(1,653)	(3,362)

Net increase (decrease) in units outstanding	(855)	(976)	(1,456)	(2,950)
Units outstanding at beginning of year	7,786	8,762	20,174	23,124

Units outstanding at end of year	6,931	7,786	18,718	20,174

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	Pioneer (continued)
	Mid Cap Value VCT		Real Estate Shares VCT
	2024	2023	2024	2023
Income:
Dividends	$121,537	$113,448	$—	$2,076
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	(72,195)	(138,304)	—	(327,175)
Net realized gain distributions	373,035	659,104	—	22,689

Net realized gains (losses)	300,840	520,800	—	(304,486)

Change in unrealized appreciation (depreciation) during the year	247,817	77,687	—	306,143

Increase (decrease) in net assets from operations	670,194	711,935	—	3,733

Contract transactions:
Payments received from contract owners	268,108	294,417	—	4,327
Transfers between subaccounts (including fixed accounts), net	68,838	(8,264)	—	(340,353)
Transfers for contract benefits and terminations	(289,087)	(441,937)	—	(90,868)
Contract maintenance charges	(271,797)	(274,245)	—	(5,448)

Net increase (decrease) in net assets from contract transactions	(223,938)	(430,029)	—	(432,342)

Total increase (decrease) in net assets	446,256	281,906	—	(428,609)
Net assets at beginning of year	6,162,975	5,881,069	—	428,609

Net assets at end of year	$6,609,231	$6,162,975	$—	$—

Accumulation units:
Purchases	2,017	2,533	—	168
Withdrawals	(4,736)	(8,502)	—	(6,927)

Net increase (decrease) in units outstanding	(2,719)	(5,969)	—	(6,759)
Units outstanding at beginning of year	81,638	87,607	—	6,759

Units outstanding at end of year	78,919	81,638	—	—

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	DWS
	Global Opportunities		Core Equity VIP
	2024	2023	2024	2023
Income:
Dividends	$7,319	$4,061	$1,650	$1,725
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	(106,480)	(27,342)	62,585	12,233
Net realized gain distributions	29,076	4,145	16,186	15,825

Net realized gains (losses)	(77,404)	(23,197)	78,771	28,058

Change in unrealized appreciation (depreciation) during the year	69,769	157,931	(41,177)	37,698

Increase (decrease) in net assets from operations	(316)	138,795	39,244	67,481

Contract transactions:
Payments received from contract owners	5,450	15,126	3,042	10,053
Transfers between subaccounts (including fixed accounts), net	(650,496)	(37,470)	(308,641)	(7,190)
Transfers for contract benefits and terminations	(9,724)	(53,284)	(4,060)	(133,894)
Contract maintenance charges	(11,050)	(24,106)	(5,036)	(12,166)

Net increase (decrease) in net assets from contract transactions	(665,820)	(99,734)	(314,695)	(143,197)

Total increase (decrease) in net assets	(666,136)	39,061	(275,451)	(75,716)
Net assets at beginning of year	666,136	627,075	275,451	351,167

Net assets at end of year	$—	$666,136	$—	$275,451

Accumulation units:
Purchases	129	184	15	379
Withdrawals	(11,401)	(2,091)	(4,791)	(3,224)

Net increase (decrease) in units outstanding	(11,272)	(1,907)	(4,776)	(2,845)
Units outstanding at beginning of year	11,271	13,178	4,776	7,621

Units outstanding at end of year	—	11,271	—	4,776

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	DWS (continued)
	International		Small Cap Index VIP
	2024	2023	2024	2023
Income:
Dividends	$11,184	$10,701	$3,285	$2,931
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	89	(5,654)	982	(4,249)
Net realized gain distributions	—	—	7,699	6,283

Net realized gains (losses)	89	(5,654)	8,681	2,034

Change in unrealized appreciation (depreciation) during the year	(2,589)	50,185	18,163	34,607

Increase (decrease) in net assets from operations	8,684	55,232	30,129	39,572

Contract transactions:
Payments received from contract owners	19,571	20,351	14,217	11,407
Transfers between subaccounts (including fixed accounts), net	22,138	(28,982)	(5,203)	3,366
Transfers for contract benefits and terminations	(35,343)	(15,763)	(22,420)	(17,143)
Contract maintenance charges	(22,956)	(23,136)	(10,958)	(11,729)

Net increase (decrease) in net assets from contract transactions	(16,590)	(47,530)	(24,364)	(14,099)

Total increase (decrease) in net assets	(7,906)	7,702	5,765	25,473
Net assets at beginning of year	323,109	315,407	276,449	250,976

Net assets at end of year	$315,203	$323,109	$282,214	$276,449

Accumulation units:
Purchases	1,551	775	242	262
Withdrawals	(2,316)	(3,351)	(695)	(596)

Net increase (decrease) in units outstanding	(765)	(2,576)	(453)	(334)
Units outstanding at beginning of year	15,993	18,569	5,559	5,893

Units outstanding at end of year	15,228	15,993	5,106	5,559

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	T. Rowe Price
	Equity Income		International Stock
	2024	2023	2024	2023
Income:
Dividends	$121,461	$123,729	$60,780	$58,087
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	76,655	55,842	39,300	2,762
Net realized gain distributions	431,024	254,483	157,284	—

Net realized gains (losses)	507,679	310,325	196,584	2,762

Change in unrealized appreciation (depreciation) during the year	94,059	121,379	(57,888)	828,897

Increase (decrease) in net assets from operations	723,199	555,433	199,476	889,746

Contract transactions:
Payments received from contract owners	271,621	291,256	281,527	303,178
Transfers between subaccounts (including fixed accounts), net	(57,494)	124,216	234,909	(205,926)
Transfers for contract benefits and terminations	(282,993)	(408,162)	(268,438)	(282,880)
Contract maintenance charges	(286,214)	(289,300)	(275,136)	(283,357)

Net increase (decrease) in net assets from contract transactions	(355,080)	(281,990)	(27,138)	(468,985)

Total increase (decrease) in net assets	368,119	273,443	172,338	420,761
Net assets at beginning of year	6,261,378	5,987,935	6,113,730	5,692,969

Net assets at end of year	$6,629,497	$6,261,378	$6,286,068	$6,113,730

Accumulation units:
Purchases	1,102	3,469	11,578	3,584
Withdrawals	(6,026)	(7,963)	(12,461)	(20,913)

Net increase (decrease) in units outstanding	(4,924)	(4,494)	(883)	(17,329)
Units outstanding at beginning of year	94,477	98,971	210,333	227,662

Units outstanding at end of year	89,553	94,477	209,450	210,333

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	T. Rowe Price (continued)
	Limited-Term Bond		All-Cap Opportunities Portfolio
	2024	2023	2024	2023
Income:
Dividends	$19,301	$14,934	$922	$2,558
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	(1,717)	(2,953)	27,330	5,306
Net realized gain distributions	—	—	142,468	73,503

Net realized gains (losses)	(1,717)	(2,953)	169,798	78,809

Change in unrealized appreciation (depreciation) during the year	4,666	9,711	104,707	195,122

Increase (decrease) in net assets from operations	22,250	21,692	275,427	276,489

Contract transactions:
Payments received from contract owners	28,136	30,868	20,546	14,816
Transfers between subaccounts (including fixed accounts), net	19,217	11,800	5,252	(15,415)
Transfers for contract benefits and terminations	(25,085)	(17,227)	(69,216)	(242,512)
Contract maintenance charges	(31,541)	(33,107)	(41,924)	(40,341)

Net increase (decrease) in net assets from contract transactions	(9,273)	(7,666)	(85,342)	(283,452)

Total increase (decrease) in net assets	12,977	14,026	190,085	(6,963)
Net assets at beginning of year	458,545	444,519	1,115,499	1,122,462

Net assets at end of year	$471,522	$458,545	$1,305,584	$1,115,499

Accumulation units:
Purchases	1,268	1,689	344	260
Withdrawals	(1,688)	(2,047)	(1,041)	(3,458)

Net increase (decrease) in units outstanding	(420)	(358)	(697)	(3,198)
Units outstanding at beginning of year	20,659	21,017	10,743	13,941

Units outstanding at end of year	20,239	20,659	10,046	10,743

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	T. Rowe Price (continued)		Morgan Stanley
	Moderate Allocation		VIF Emerging Markets Equity
	2024	2023	2024	2023
Income:
Dividends	$10,612	$10,110	$23,895	$25,370
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	4,678	(1,959)	3,088	(8,616)
Net realized gain distributions	12,438	1,224	—	27,462

Net realized gains (losses)	17,116	(735)	3,088	18,846

Change in unrealized appreciation (depreciation) during the year	16,840	52,555	102,075	133,197

Increase (decrease) in net assets from operations	44,568	61,930	129,058	177,413

Contract transactions:
Payments received from contract owners	19,488	21,001	79,223	85,967
Transfers between subaccounts (including fixed accounts), net	6,900	850	28,586	35,638
Transfers for contract benefits and terminations	(40,312)	(15,339)	(64,968)	(70,572)
Contract maintenance charges	(27,857)	(38,977)	(79,947)	(76,931)

Net increase (decrease) in net assets from contract transactions	(41,781)	(32,465)	(37,106)	(25,898)

Total increase (decrease) in net assets	2,787	29,465	91,952	151,515
Net assets at beginning of year	451,321	421,856	1,644,075	1,492,560

Net assets at end of year	$454,108	$451,321	$1,736,027	$1,644,075

Accumulation units:
Purchases	288	240	1,624	2,376
Withdrawals	(976)	(867)	(2,601)	(3,159)

Net increase (decrease) in units outstanding	(688)	(627)	(977)	(783)
Units outstanding at beginning of year	8,020	8,647	47,356	48,139

Units outstanding at end of year	7,332	8,020	46,379	47,356

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	Morgan Stanley (continued)
	VIF Core Plus Fixed Income
	2024	2023
Income:
Dividends	$—	$202,806
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	—	(1,299,403)
Net realized gain distributions	—	—

Net realized gains (losses)	—	(1,299,403)

Change in unrealized appreciation (depreciation) during the year	—	1,224,013

Increase (decrease) in net assets from operations	—	127,416

Contract transactions:
Payments received from contract owners	—	164,331
Transfers between subaccounts (including fixed accounts), net	—	(4,647,146)
Transfers for contract benefits and terminations	—	(257,575)
Contract maintenance charges	—	(172,255)

Net increase (decrease) in net assets from contract transactions	—	(4,912,645)

Total increase (decrease) in net assets	—	(4,785,229)
Net assets at beginning of year	—	4,785,229

Net assets at end of year	$—	$—

Accumulation units:
Purchases	—	4,158
Withdrawals	—	(195,050)

Net increase (decrease) in units outstanding		(190,892)
Units outstanding at beginning of year	—	190,892

Units outstanding at end of year	—	—

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

1.	NATURE OF OPERATIONS

United of Omaha Separate Account B (the “Separate Account”) was established by United of Omaha Life Insurance Company (“United”) on August 27, 1996, under procedures established by Nebraska law, and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account is a funding vehicle for individual variable life contracts. The assets of the Separate Account are owned by United, however, the net assets of the Separate Account are clearly identified and distinguished from United’s other assets and liabilities. The portion of the Separate Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business United may conduct.

A contract owner of the Separate Account may allocate funds to the fixed income account, which is part of United’s general account, in addition to those subaccounts detailed below. Interests in the fixed income account have not been registered under the Securities Act of 1933 and United has not been registered as an investment company under the Investment Company Act of 1940, due to exemptive and exclusionary provisions under such acts.

2.	SUBACCOUNTS

The Separate Account is divided into subaccounts for which accumulation units are separately maintained. Each subaccount invests exclusively in shares of a corresponding mutual fund portfolio. The available subaccounts with activity during 2024 or 2023 are:

Alger

Alger American Fund

Alger American Large Cap Growth Portfolio Class O (“American Growth”)

Alger American Small Cap Growth Portfolio Class O (“American Small Capitalization”)

Federated

Federated Insurance Series

Federated Hermes Government Money Fund II (“Government Money Fund II”)

Federated Hermes Fund for U.S. Government Securities II (“Fund for U.S. Government Securities II”)

Fidelity

Fidelity Variable Insurance Products

Fidelity VIP Contrafund Portfolio Service Class (“VIP Contrafund”)

Fidelity VIP Index 500 Portfolio Initial Class (“VIP Index 500”)

Fidelity Variable Insurance Products Fund

Fidelity VIP Asset Manager: Growth Portfolio Initial Class (“VIP Asset Manager: Growth”)

Fidelity VIP Equity-Income Portfolio Initial Class (“VIP Equity Income”)

Fidelity VIP Mid Cap Portfolio Service Class 2 (“VIP Mid Cap”)

MFS

MFS Variable Insurance Trust

MFS Core Equity Portfolio (“Core Equity Portfolio”)

MFS Growth Series Portfolio Initial Class (“Emerging Growth Series”)

MFS High Yield Initial Class (“High Yield Series”)

MFS Research Series Portfolio Initial Class (“Research Series”)

MFS VIT II Income Initial Class (“Income Series II”)

Pioneer

Pioneer Variable Contracts Trust

Pioneer Equity Income VCT Portfolio Class II (“Equity Income VCT”)

Pioneer Fund VCT Portfolio Class II (“Fund VCT”)

Pioneer Mid Cap Value VCT Portfolio Class I (“Mid Cap Value VCT”)

DWS

DWS Variable Series I

DWS CROCI International VIP Class A (“International”)

DWS Investments VIT Funds

DWS Small Cap Index VIP Class A (“Small Cap Index VIP”)

T. Rowe Price

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Income Portfolio (“Equity Income”)

T. Rowe Price All-Cap Opportunities Portfolio (“All-Cap Opportunities Portfolio”)

T. Rowe Price Moderate Allocation Portfolio (“Moderate Allocation”)

T. Rowe Price International Series, Inc.

T. Rowe Price International Stock Portfolio (“International Stock”)

T. Rowe Price Fixed Income Series, Inc.

T. Rowe Price Limited-Term Bond Portfolio (“Limited-Term Bond”)

Morgan Stanley

Morgan Stanley Variable Insurance Funds

Morgan Stanley VIF Emerging Markets Equity Portfolio Class I (“VIF Emerging Markets Equity”)

Effective June 17, 2024, “DWS Global Opportunities VIP Class B” was no longer available for investment. Assets were transferred to Federated Hermes Government Money Fund II (“Government Money Fund II”).

Effective June 17, 2024, “DWS Core Equity VIP - Class B” was no longer available for investment. Assets were transferred to Government Money Fund II.

Effective April 28, 2023, “Pioneer Real Estate Shares VCT Portfolio - Class I” was no longer available for investment. Assets were transferred to Government Money Fund II.

Effective July 28, 2023, “Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I” was no longer available for investment. Assets were transferred to Government Money Fund II.

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of asset and disclosures of assets at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates. The most significant estimates and assumptions include those used in investment valuation in the absence of quoted market prices.

Security Valuation and Related Investment Income - Investments are made in the portfolios of the Separate Account and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Transactions are recorded on a trade date basis. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date. Realized gains and losses on sales of investments are determined based on the average cost of investments sold.

The investments of the Separate Account and United of Omaha Separate Account C are jointly held in accounts with the investment managers.

Federal Income Taxes - Net taxable income or loss of the subaccounts of the Separate Account are included in the federal taxable income of United, which is taxed as a life insurance company under the Internal Revenue Code (“IRC”). Under current provisions of the IRC, United does not expect to incur federal income taxes on the earnings of the subaccounts of the Separate Account to the extent that earnings are credited under the contracts. Based on this, no charge is being made currently to the subaccounts of the Separate Account for federal income taxes. A charge may be made in future years for any federal income taxes that would be attributable to the contracts in the event of changes in the tax law.

As of December 31, 2024, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase or decrease within 12 months of the reporting date.

Fair Value Measurements - Current fair value guidance requires financial instruments measured at fair value to be categorized into a three-level classification. The lowest level input that is significant to the fair value measurement of a financial instrument is used to categorize the instrument and reflects the judgment of management. The valuation criteria is summarized as follows:

Level 1 -	Inputs are unadjusted and represent quoted prices in active markets for identical assets at the measurement date.

Level 2 -	Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset through correlation with market data at the measurement date.

Level 3 -	Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. Financial assets presented at fair value and categorized as Level 3 are generally those that are valued using unobservable inputs.

Each subaccount invests in shares of mutual funds, which calculate daily net asset value based on the value of the underlying securities in the portfolio. As such, the investments held in the Separate Account were valued using Level 2 inputs as defined by the applicable fair value guidance.

Payments Received from Contract Owners - In the Statement of Operations and Changes in Net Assets, the line item “Payments received from contract owners” includes both deposits received from policyholders and net gains and losses resulting from the timing of executed trades.

Segment Reporting - The Separate Account adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Separate Account’s adoption of the new standard impacted financial statement disclosures only and did not affect the subaccount’s financial position or results of operations. Each fund of the Separate Account constitutes a single operating segment and therefore, a single reportable segment because the chief operating decision maker (“CODM”) manages the activities of the Separate Account using information of each fund. The Separate Account is engaged in a single line of business as a registered unit investment trust. The Separate Account is a funding vehicle for individual variable annuity contracts with the assets owned by United to support the liabilities of the applicable insurance contracts. The subaccounts haves identified the Chief Financial Officer of the sponsoring company as the CODM as the Separate Account does not have employees and is not a separate legal entity.

The CODM uses increase (decrease) in net assets from operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the funds within the Separate Account. The Accounting policies used to measure profit and loss of the segments are the same as those described in the summary of significant accounting policies (included in this note). The measure of segment assets is reported on the statement of net assets as net assets. Refer to the Statements of Operations and Changes in Net Assets for each fund’s operating segment and related footnotes for significant principle expenses and the existing segment requirements as of December 31, 2024 and for the year ended December 31, 2024 and December 31, 2023. All assets and revenue is generated in the US and there is no customer greater than 10% of consolidated results for all periods presented.

Subsequent Events - Subsequent events have been evaluated through April 3, 2025, the date these financial statements were issued.

4.	ACCOUNT CHARGES

Contract Maintenance Charges:

Cost of Insurance Charge - The cost of insurance charge on single premium variable life contracts is based on the accumulation value, contract year, and the insured’s rate class as follows:

Accumulation Value	Preferred Rate Class		Standard Rate Class
	Years 1 - 10	Years 11 and later	Years 1 - 10	Years 11 and later
$45,000 or less	0.70%	0.60%	1.30%	0.94%
Greater than $45,000	0.60%	0.50%	1.20%	0.84%

The cost of insurance for flexible premium variable life contracts is based upon the age, sex, risk and rate class of the insured, the specific amount of insurance coverage and the length of time the contract has been inforce. The cost of insurance charge is assessed through the redemption of units.

Surrender Charge - Upon a total surrender, partial withdrawal or if the contract’s current specified amount of insurance coverage is decreased, United may deduct a surrender charge from the accumulation value based upon the amount of the decrease, issue age of contract owner, risk and rate class and duration the contract has been inforce. Surrender charges are applied as a percentage of premium surrendered or withdrawn and range between 0% and 9.5% or a stated dollar amount based upon the policy’s data pages depending on the product.

Transfer Fees - A transfer fee of $10 may be imposed for any non-systematic transfer in excess of twelve per contract year. The transfer is deducted from the amount transferred on the date of the transfer as a redemption of units.

Administrative Charges - United deducts a monthly charge through the redemption of units as compensation for the mortality and expense risks assumed by United. This charge is equal to an annual rate of 0.90% of the accumulation value on each monthly deduction date for single premium variable life contracts. Risk charges for flexible premium variable life contracts are equal to an annual rate of 0.70% of the accumulation value, decreasing to 0.55% of accumulation value (0.15% of accumulation value in excess of $25,000) after ten years. This charge is assessed through the redemption of units. United guarantees that the mortality and expense charge will not increase above these levels. For single premium variable life contracts, United deducts an administrative charge on each monthly deduction date through the redemption of units. This charge is set at an annual rate of 0.24% of the accumulation value on each monthly deduction date. The administrative charge for flexible premium variable life contracts is $84 per year. These charges are assessed through the redemption of units.

Tax Expense Charge - For single premium variable life contracts, a tax expense charge is deducted as part of the monthly deduction from the accumulation value on each monthly deduction date for the first ten contract years to reimburse United for state premium taxes, federal deferred acquisition cost taxes, and related administrative expenses. The annual rate of this charge is 0.39% of the accumulation value and is assessed through the redemption of units. For flexible premium variable life contracts 3.75% of each contract premium payment is deducted to cover these expenses.

Cost of Riders - Riders are available at a cost based on insured’s age, sex, risk and rate class and benefit amount. These riders include additional insured, accidental death benefit and disability rider. A paid-up life insurance rider is available at a cost of 3% of the accumulation value on the date exercised. These charges are assessed through the redemption of units.

5.	PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of net daily purchases and proceeds from net daily sales of investments for the year ended December 31, 2024, were as follows:

	Purchases	Sales
Alger
American Growth	$17,347	$298,152
American Small Capitalization	33,130	70,617
Federated
Government Money Fund II	1,420,721	251,344
Fund for U.S. Government Securities II	12,892	28,955
Fidelity
VIP Asset Manager: Growth	35,790	18,268
VIP Contrafund	18,611	376,080
VIP Equity Income	21,313	105,225
VIP Index 500	211,444	1,311,350
VIP Mid Cap	15,116	48,586
MFS
Core Equity Portfolio	39,824	716,358
Emerging Growth Series	26,476	142,712
High Yield Series	3,999	13,205
Research Series	9,779	57,826
Income Series II	13,311	70,672
Pioneer
Equity Income VCT	13,468	59,726
Fund VCT	11,368	94,755
Mid Cap Value VCT	157,463	381,401
DWS
Global Opportunities	7,539	673,359
Core Equity VIP	933	315,628
International	31,890	48,480
Small Cap Index VIP	12,459	36,823
T. Rowe Price
Equity Income	78,849	433,929
International Stock	352,226	379,364
Limited-Term Bond	28,864	38,137
All-Cap Opportunities Portfolio	40,353	125,695
Moderate Allocation	17,233	59,014
Morgan Stanley
VIF Emerging Markets Equity	59,197	96,303

6.	ADMINISTRATION OF THE SEPARATE ACCOUNT

United has an administrative services agreement with Security Benefit Life Insurance Company (“Security Benefit”), whose affiliate Zinnia Corporate Holdings, LLC (“Zinnia”) performs administrative functions on behalf of United with respect to the contracts comprising the Separate Account.

7.	REINSURANCE ARRANGEMENTS

United has a reinsurance agreement to cede to Security Benefit, on a modified coinsurance basis, certain United rights, liabilities and obligations in the Separate Account. The ceding of this business does not discharge United from its primary legal liability to a contract owner.

8.	FINANCIAL HIGHLIGHTS

A summary of units, unit values, and net assets at December 31 and investment income ratio, expense ratio and total return for the years ended December 31 follows:

	At December 31			For the years ended December 31****
	Units	Unit Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
Alger
American Growth - 2024	28,227	$109.16	$3,081,165	0.00%	0.00%	42.90%
American Growth - 2023	31,337	76.39	2,393,977	0.00%	0.00%	32.67%
American Growth - 2022	36,477	57.58	2,100,469	0.00%	0.00%	-38.66%
American Growth - 2021	36,878	93.87	3,461,604	0.00%	0.00%	11.84%
American Growth - 2020	39,590	83.93	3,322,715	0.17%	0.00%	67.02%

American Small Capitalization - 2024	17,545	52.93	928,668	0.39%	0.00%	8.13%
American Small Capitalization - 2023	18,255	48.95	893,562	0.00%	0.00%	16.49%
American Small Capitalization - 2022	20,365	42.02	855,719	0.00%	0.00%	-38.01%
American Small Capitalization - 2021	19,640	67.79	1,331,367	0.00%	0.00%	-6.06%
American Small Capitalization - 2020	24,634	72.16	1,777,637	1.00%	0.00%	67.15%

Federated
Government Money Fund II - 2024	4,147,093	1.68	6,959,041	4.54%	0.00%	5.00%
Government Money Fund II - 2023	3,434,968	1.60	5,506,647	4.09%	0.00%	4.58%
Government Money Fund II - 2022	317,410	1.53	486,863	1.15%	0.00%	0.66%
Government Money Fund II - 2021	351,733	1.52	533,335	0.00%	0.00%	0.00%
Government Money Fund II - 2020	373,931	1.52	566,983	0.17%	0.00%	0.66%

Fund for U.S. Government Securities II - 2024	4,173	23.27	97,110	3.69%	0.00%	0.61%
Fund for U.S. Government Securities II - 2023	4,860	23.13	112,441	1.87%	0.00%	4.19%
Fund for U.S. Government Securities II - 2022	8,368	22.20	185,806	1.76%	0.00%	-12.56%
Fund for U.S. Government Securities II - 2021	9,793	25.39	248,639	2.36%	0.00%	-2.04%
Fund for U.S. Government Securities II - 2020	13,606	25.92	352,662	2.42%	0.00%	5.19%

Fidelity
VIP Asset Manager: Growth - 2024	8,306	46.28	384,354	1.88%	0.00%	10.82%
VIP Asset Manager: Growth - 2023	7,895	41.76	329,720	1.82%	0.00%	16.36%
VIP Asset Manager: Growth - 2022	8,177	35.89	293,444	1.63%	0.00%	-16.86%
VIP Asset Manager: Growth - 2021	9,438	43.17	407,477	1.47%	0.00%	13.94%
VIP Asset Manager: Growth - 2020	9,416	37.89	356,730	1.08%	0.00%	17.27%

VIP Contrafund - 2024	29,365	156.12	4,584,505	0.19%	0.00%	33.79%
VIP Contrafund - 2023	31,944	116.69	3,727,549	0.49%	0.00%	33.45%
VIP Contrafund - 2022	34,556	87.44	3,021,548	0.47%	0.00%	-26.31%
VIP Contrafund - 2021	35,898	118.66	4,259,728	0.06%	0.00%	27.83%
VIP Contrafund - 2020	38,009	92.83	3,528,195	0.24%	0.00%	30.58%

VIP Equity Income - 2024	15,920	68.98	1,098,125	1.82%	0.00%	15.35%
VIP Equity Income - 2023	17,190	59.80	1,027,910	1.90%	0.00%	10.66%
VIP Equity Income - 2022	17,810	54.04	962,502	1.78%	0.00%	-4.96%
VIP Equity Income - 2021	19,740	56.86	1,122,461	1.87%	0.00%	24.88%
VIP Equity Income - 2020	23,699	45.53	1,078,983	1.64%	0.00%	6.70%

VIP Index 500 - 2024	117,424	101.82	11,955,981	1.29%	0.00%	24.90%
VIP Index 500 - 2023	129,116	81.52	10,525,699	1.47%	0.00%	26.19%
VIP Index 500 - 2022	140,040	64.60	9,046,631	1.37%	0.00%	-18.22%
VIP Index 500 - 2021	150,557	78.99	11,891,844	1.29%	0.00%	28.59%
VIP Index 500 - 2020	172,602	61.43	10,603,113	1.62%	0.00%	18.25%

VIP Mid Cap - 2024	2,787	101.53	282,979	0.35%	0.00%	17.17%
VIP Mid Cap - 2023	3,137	86.65	271,848	0.37%	0.00%	14.80%
VIP Mid Cap - 2022	3,414	75.48	257,663	0.25%	0.00%	-14.96%
VIP Mid Cap - 2021	3,575	88.76	317,375	0.32%	0.00%	25.30%
VIP Mid Cap - 2020	5,209	70.84	368,982	0.35%	0.00%	17.87%

MFS
Core Equity Portfolio - 2024	69,827	101.66	7,098,615	0.60%	0.00%	20.11%
Core Equity Portfolio - 2023	76,976	84.64	6,515,276	0.53%	0.00%	23.15%
Core Equity Portfolio - 2022	85,438	68.73	5,872,548	0.30%	0.00%	-17.27%
Core Equity Portfolio - 2021	90,741	83.08	7,538,996	0.44%	0.00%	25.31%
Core Equity Portfolio - 2020	99,879	66.30	6,622,107	0.68%	0.00%	18.71%

	At December 31			For the years ended December 31****
	Units	Unit Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
MFS (cont’d)

Emerging Growth Series - 2024	21,535	$129.11	$2,780,312	0.00%	0.00%	31.46%
Emerging Growth Series - 2023	22,549	98.21	2,214,442	0.00%	0.00%	35.87%
Emerging Growth Series - 2022	25,935	72.28	1,874,724	0.00%	0.00%	-31.64%
Emerging Growth Series - 2021	26,521	105.73	2,804,174	0.00%	0.00%	23.53%
Emerging Growth Series - 2020	28,675	85.59	2,454,321	0.00%	0.00%	31.86%

High Yield Series - 2024	3,738	37.84	141,445	6.42%	0.00%	6.92%
High Yield Series - 2023	3,982	35.39	140,934	6.17%	0.00%	12.42%
High Yield Series - 2022	4,416	31.48	139,023	5.47%	0.00%	-10.52%
High Yield Series - 2021	4,513	35.18	158,788	3.11%	0.00%	3.47%
High Yield Series - 2020	12,215	34.00	415,279	4.73%	0.00%	5.10%

Research Series - 2024	9,213	84.63	779,695	0.62%	0.00%	18.88%
Research Series - 2023	9,817	71.19	698,901	0.54%	0.00%	22.40%
Research Series - 2022	11,089	58.16	644,877	0.45%	0.00%	-17.21%
Research Series - 2021	11,829	70.25	830,950	0.55%	0.00%	24.80%
Research Series - 2020	12,130	56.29	682,736	0.67%	0.00%	16.59%

Income Series II - 2024	6,451	32.52	209,787	3.49%	0.00%	3.24%
Income Series II - 2023	8,281	31.50	260,819	3.41%	0.00%	7.62%
Income Series II - 2022	8,038	29.27	235,286	3.36%	0.00%	-13.71%
Income Series II - 2021	8,552	33.92	290,127	3.40%	0.00%	0.44%
Income Series II - 2020	8,899	33.77	300,495	3.99%	0.00%	9.36%

Pioneer
Equity Income VCT - 2024	6,931	57.12	395,894	1.88%	0.00%	10.98%
Equity Income VCT - 2023	7,786	51.47	400,795	1.66%	0.00%	7.16%
Equity Income VCT - 2022	8,762	48.03	420,814	1.48%	0.00%	-7.94%
Equity Income VCT - 2021	10,191	52.17	531,697	1.24%	0.00%	25.32%
Equity Income VCT - 2020	10,509	41.63	437,478	2.13%	0.00%	-0.26%

Fund VCT - 2024	18,718	60.88	1,139,443	0.44%	0.00%	22.32%
Fund VCT - 2023	20,174	49.77	1,004,076	0.57%	0.00%	28.57%
Fund VCT - 2022	23,124	38.71	895,064	0.38%	0.00%	-19.67%
Fund VCT - 2021	24,455	48.19	1,178,472	0.09%	0.00%	27.66%
Fund VCT - 2020	27,806	37.75	1,049,742	0.46%	0.00%	23.93%

Mid Cap Value VCT - 2024	78,919	83.75	6,609,231	1.90%	0.00%	10.94%
Mid Cap Value VCT - 2023	81,638	75.49	6,162,975	1.88%	0.00%	12.45%
Mid Cap Value VCT - 2022	87,607	67.13	5,881,069	2.01%	0.00%	-5.64%
Mid Cap Value VCT - 2021	97,945	71.14	6,968,063	1.00%	0.00%	29.68%
Mid Cap Value VCT - 2020	110,140	54.86	6,042,784	1.08%	0.00%	2.12%

Real Estate Shares VCT - 2024	—	—	—	0.00%	0.00%	0.00%
Real Estate Shares VCT - January 1, 2023 - April 28, 2023	—	62.76	—	0.97%	0.00%	-1.03%
Real Estate Shares VCT - 2022	6,759	63.41	428,609	1.84%	0.00%	-30.84%
Real Estate Shares VCT - 2021	7,367	91.68	675,451	1.09%	0.00%	41.05%
Real Estate Shares VCT - 2020	10,902	65.00	708,639	1.55%	0.00%	-7.34%

DWS
Global Opportunities - January 1, 2024 - June 17, 2024	—	58.49	—	2.20%	0.00%	-1.03%
Global Opportunities - 2023	11,271	59.10	666,136	0.63%	0.00%	24.19%
Global Opportunities - 2022	13,178	47.59	627,075	0.23%	0.00%	-24.22%
Global Opportunities - 2021	13,604	62.80	854,323	0.28%	0.00%	14.66%
Global Opportunities - 2020	18,001	54.77	985,970	0.54%	0.00%	16.93%

Core Equity VIP - January 1, 2024 - June 17, 2024	—	65.58	—	1.20%	0.00%	13.70%
Core Equity VIP - 2023	4,776	57.68	275,451	0.55%	0.00%	25.17%
Core Equity VIP - 2022	7,621	46.08	351,167	0.44%	0.00%	-15.73%
Core Equity VIP - 2021	7,837	54.68	428,516	0.54%	0.00%	24.95%
Core Equity VIP - 2020	12,206	43.76	534,150	0.98%	0.00%	15.68%

International - 2024	15,228	20.70	315,203	3.50%	0.00%	2.48%
International - 2023	15,993	20.20	323,109	3.35%	0.00%	18.89%
International - 2022	18,569	16.99	315,407	3.01%	0.00%	-13.18%
International - 2021	18,744	19.57	366,734	2.41%	0.00%	9.27%
International - 2020	18,378	17.91	329,176	3.12%	0.00%	2.58%

	At December 31			For the years ended December 31****
	Units	Unit Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
Small Cap Index VIP - 2024	5,106	$55.27	$282,214	1.18%	0.00%	11.14%
Small Cap Index VIP - 2023	5,559	49.73	276,449	1.11%	0.00%	16.76%
Small Cap Index VIP - 2022	5,893	42.59	250,976	0.77%	0.00%	-20.64%
Small Cap Index VIP - 2021	6,976	53.67	374,398	0.84%	0.00%	14.51%
Small Cap Index VIP - 2020	10,040	46.87	470,580	0.96%	0.00%	19.44%

T. Rowe Price
Equity Income - 2024	89,553	74.03	6,629,497	1.88%	0.00%	11.71%
Equity Income - 2023	94,477	66.27	6,261,378	2.02%	0.00%	9.54%
Equity Income - 2022	98,971	60.50	5,987,935	1.81%	0.00%	-3.34%
Equity Income - 2021	112,647	62.59	7,050,997	1.62%	0.00%	25.53%
Equity Income - 2020	126,771	49.86	6,320,303	2.06%	0.00%	1.20%

International Stock - 2024	209,450	30.01	6,286,068	0.98%	0.00%	3.23%
International Stock - 2023	210,333	29.07	6,113,730	0.98%	0.00%	16.23%
International Stock - 2022	227,662	25.01	5,692,969	0.76%	0.00%	-15.79%
International Stock - 2021	212,827	29.70	6,321,725	0.60%	0.00%	1.30%
International Stock - 2020	221,751	29.32	6,500,859	0.52%	0.00%	14.49%

Limited-Term Bond - 2024	20,239	23.30	471,522	4.15%	0.00%	4.95%
Limited-Term Bond - 2023	20,659	22.20	458,545	3.31%	0.00%	4.96%
Limited-Term Bond - 2022	21,017	21.15	444,519	1.93%	0.00%	-4.51%
Limited-Term Bond - 2021	22,938	22.15	508,115	1.34%	0.00%	0.14%
Limited-Term Bond - 2020	22,016	22.12	487,057	1.93%	0.00%	4.69%

All-Cap Opportunities Portfolio - 2024	10,046	129.96	1,305,584	0.08%	0.00%	25.17%
All-Cap Opportunities Portfolio - 2023	10,743	103.83	1,115,499	0.23%	0.00%	28.97%
All-Cap Opportunities Portfolio - 2022	13,941	80.51	1,122,462	0.00%	0.00%	-21.51%
All-Cap Opportunities Portfolio - 2021	14,826	102.58	1,520,842	0.00%	0.00%	20.80%
All-Cap Opportunities Portfolio - 2020	14,726	84.92	1,250,541	0.00%	0.00%	44.37%

Moderate Allocation - 2024	7,332	61.93	454,108	2.34%	0.00%	10.06%
Moderate Allocation - 2023	8,020	56.27	451,321	2.32%	0.00%	15.33%
Moderate Allocation - 2022	8,647	48.79	421,856	1.49%	0.00%	-18.30%
Moderate Allocation - 2021	8,811	59.72	526,221	0.96%	0.00%	10.06%
Moderate Allocation - 2020	10,140	54.26	550,211	1.30%	0.00%	14.52%

Morgan Stanley
VIF Emerging Markets Equity - 2024	46,379	37.43	1,736,027	1.41%	0.00%	7.81%
VIF Emerging Markets Equity - 2023	47,356	34.72	1,644,075	1.62%	0.00%	11.96%
VIF Emerging Markets Equity - 2022	48,139	31.01	1,492,560	0.40%	0.00%	-25.08%
VIF Emerging Markets Equity - 2021	42,273	41.39	1,749,479	0.86%	0.00%	2.99%
VIF Emerging Markets Equity - 2020	44,520	40.19	1,789,040	1.25%	0.00%	14.47%

VIF Core Plus Fixed Income - 2024	—	—	—	0.00%	0.00%	0.00%
VIF Core Plus Fixed Income - January 1, 2023 - July 28, 2023	—	25.73	—	8.48%	0.00%	2.63%
VIF Core Plus Fixed Income - 2022	190,892	25.07	4,785,229	3.88%	0.00%	-14.32%
VIF Core Plus Fixed Income - 2021	192,420	29.26	5,630,407	3.87%	0.00%	-0.34%
VIF Core Plus Fixed Income - 2020	177,730	29.36	5,217,479	2.71%	0.00%	7.82%

*

These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the distribution of dividends by the underlying portfolio in which the subaccount invests.

**

These ratios represent the annualized contract expenses of the Separate Account for each year indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded. There were no expenses that resulted in a direct reduction to unit values.

***

These ratios represent the total return for the period indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each year indicated or from the effective date through the end of the reporting year or liquidation date.

****	Funds listed with date ranges represent partial year investments in funds. Unit values displayed represent unit value at disposition date.